UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-09223

 Pioneer Series Trust XIV

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  September 30, 2022

Date of reporting period: October 1, 2021 through March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Strategic Income Fund

Semiannual Report | March 31, 2022

A: PSRAX	C: PSRCX	K: STRKX	R: STIRX	Y: STRYX

visit us: www.amundi.com/us

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment, as volatility has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

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At the outset of the pandemic, we temporarily closed our offices and instituted a work-from-home policy, but have since re-opened our US locations. However, we have been maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

May 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 3

Portfolio Management Discussion | 3/31/22

In the following interview, Andrew Feltus and Jonathan Scott discuss the factors that affected the performance of Pioneer Strategic Income Fund during the six-month period ended March 31, 2022. Mr. Feltus, CFA, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Scott, a senior vice president, Deputy Director of Multi-Sector Fixed Income, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund, along with Brad Komenda, Managing Director, Deputy Director of Investment-Grade Corporates, and a portfolio manager at Amundi US, and Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, US, and a portfolio manager at Amundi US.

Q	How did the Fund perform during the six-month period ended March 31, 2022?
A	Pioneer Strategic Income Fund’s Class A shares returned -5.01% at net asset value during the six-month period ended March 31, 2022, while the Fund’s benchmark, the Bloomberg US Universal Index (the Bloomberg Index), returned -6.14%. During the same period, the average return of the 352 mutual funds in Morningstar’s Multisector Bond Funds category was -4.21%.
Q	How would you describe the market environment for fixed-income investments during the six-month period ended March 31, 2022?
A	As the period opened in October 2021, credit-sensitive categories of the fixed-income market received support from the market’s apparent willingness to shrug off concerns over the prospect of tighter Federal Reserve (Fed) monetary policy and the rapidly spreading Omicron variant of COVID-19.

However, the first quarter of 2022 saw a trifecta of concerns have a negative effect on the markets and lead to losses across most asset classes: increased geopolitical tensions driven by Russia’s invasion of Ukraine in late February; a worsening growth/inflation mix arising from a spike in commodity prices; and the prospect of rising interest rates, due to changing monetary policies by the Fed and other central banks. Russia’s invasion of Ukraine led to economic sanctions placed on Russia by the US and many European countries, which contributed to a dramatic rise in energy, metals, and food prices, while adding downside risk to real economic growth and upside risk to inflation. In addition, another round

4 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

of lockdowns in China in the wake of increasing COVID-19 infection rates exacerbated the already prevalent supply chain disruptions and raised concerns among investors about further risks to global economic growth.

During the first quarter of 2022, the Fed began to move away from its highly accommodative monetary policy stance. At its mid-March meeting, the Federal Open Market Committee (FOMC) raised the federal funds rate target range by a quarter point, to 0.25%-0.50%, and indicated that further increases in the benchmark overnight lending rate would follow, and rapidly. The Fed also completed the tapering of its monthly bond purchases, thus ending its pandemic-era quantitative easing program, and signaled it would soon begin reducing its holdings of Treasury securities and agency mortgage-backed securities (MBS) by reinvesting only part of the proceeds from maturing securities.

The weak returns in the fixed-income markets over the six-month period, as reflected by the Fund’s benchmark, the Bloomberg Index, derived mainly from a notable rise in Treasury yields. Returns for investment-grade corporate bonds were well into negative territory for the period, while securitized assets held up somewhat better, given continued consumer strength. High-yield corporates, which have tended to be less sensitive to interest-rate moves, outperformed their investment-grade counterparts, while emerging markets bonds finished the six-month period sharply lower.

Sectors that had felt some of the worst effects of the COVID-19 crisis and the related restrictions on economic activity were among the top performers in the corporate bond segment over the six-month period, as investors anticipated a further economic reopening. This was most evident in the performance of two of the biggest “reopening” sectors, energy and air transportation, which led the way. In contrast, sectors that were more “up in quality,” or that had been relatively insulated from the effects of COVID-19, underperformed over the six-month period. Those sectors included telecommunications, and food and drug retail. With respect to ratings, lower-quality securities outperformed higher-quality securities during the period.

Q	What factors affected the Fund’s performance relative to the benchmark Bloomberg Index during the six-month period ended March 31, 2022?
A	As a multisector fixed-income portfolio, we have managed the Fund in a way that seeks to deliver strong returns, while working to keep portfolio volatility at a level similar to that typically experienced by the Fund’s benchmark, by investing across a diversified* range of investment-grade

* Diversification does not assure a profit nor protect against loss.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 5

and non-investment-grade global fixed-income asset classes. We seek to add relative value to the Fund’s performance versus the benchmark through both sector allocation and security selection, focusing on “spread” sectors that trade at a yield advantage relative to US Treasuries. (Spread sectors are defined as non-governmental fixed-income market sectors that offer higher yields, at greater risk, than governmental investments.)

We believe investments such as corporate bonds, agency MBS, securitized-credit assets, and emerging markets bonds have typically offered higher risk-adjusted returns than Treasuries, and greater security selection opportunities. In taking a dynamic approach to sector allocation, we have often increased the Fund’s risk profile during times when the markets have offered suitable compensation for taking on risk, in our view, and have reduced the risk profile when we have felt the markets have offered less attractive values.

While the Fund generated a negative absolute return over the six-month period, it did outperform the Bloomberg Index. The largest positive contribution to benchmark-relative returns over the period was the Fund’s stance with respect to overall portfolio duration and corresponding interest-rate sensitivity. Specifically, the Fund held an underweight to Treasuries and an overall short-duration position versus the Bloomberg Index, which aided relative performance as Treasury yields moved higher during the six-month period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Security selection was positive for the Fund’s relative returns overall. Within investment-grade corporates, positions in Dutch bank Rabobank and US insurer Liberty Mutual were key positive contributors. Energy credits within industrials also outperformed, as rising prices for oil and other commodities buoyed the sector. In addition, an overweight portfolio allocation to, and selection results within, the Fund’s allocation to below-investment-grade, high-yield corporates aided relative performance. In particular, a focus on issuers perceived by the market as poised for an upgrade to investment grade, benefited the Fund’s results. Portfolio exposure to issuers viewed as beneficiaries of the economic reopening also helped performance, most notably bonds issued by Global Aircraft Leasing.

With respect to securitized assets, within agency MBS, the Fund’s overweight to higher-coupon issues that have typically been less susceptible to mortgage prepayments benefited relative performance

6 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

during the period. An allocation to Treasury inflation-protected securities (TIPS) was another positive contributor to the Fund’s relative results, as rising inflation expectations boosted performance for the asset category during the period.

The Fund’s holdings within overseas fixed-income markets had a negative impact on relative results for the period. Leading detractors in this area included emerging markets bonds that had exposure to the Russia-Ukraine conflict, including the sovereign bonds of Ukraine and corporate bonds issued by Ukrainian mining and steel company Metinvest, and Russian bank Sovcom. The latter was placed on the US “strict sanction” list as a result of Russia’s invasion of Ukraine. Exposure to non-agency MBS also weighed on the Fund’s relative performance, as the outlook for higher borrowing costs led to concerns about less-liquid bonds in the MBS space.

Q	Did the Fund have any exposure to derivative securities during the six-month period ended March 31, 2022?
A	Yes, we invested the Fund in multiple types of derivatives during the period, including Treasury futures, credit-default swaps, and forward foreign currency contracts (“currency forwards”). The exposure to Treasury futures was part of our strategy to maintain a shorter-than-benchmark duration in the portfolio, which we discussed earlier. We used the investments in credit-default swaps to manage the Fund’s exposure to credit-sensitive sectors; the swaps that we used for hedging purposes (short risk) resulted in a negative effect on relative returns, while swap positions with long risk exposure aided relative performance. (A long position refers to the purchase of an asset with the expectation it will increase in value.) The Fund’s exposure to currency forwards was a technique used to manage the risks associated with the portfolio’s allocation to non-US dollar currencies; the tactic had a mixed effect on benchmark-relative results, as the hedges helped performance, and the longer exposures detracted from performance.
Q	Did the Fund’s distributions* (or yield) to shareholders change during the six-month period ended March 31, 2022?
A	The Fund’s monthly distribution rate declined over the six-month period, as spreads narrowed for credit-oriented areas of the market. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

* Distributions are not guaranteed.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 7

Q	What is your investment outlook?
A	We believe it will be difficult for the Fed to achieve a “soft” economic landing as it works to try to bring inflation back down to its stated long-term target of 2% (year-over-year, core personal consumption expenditure inflation). To the extent that domestic core inflation readouts may not decline as much as the Fed expects throughout 2022, the US central bank will then face a tough decision. The Fed would have to decide whether to continue to increase the federal funds target range to well above the 3.0% peak priced in by the market, at the risk of causing a recession, or increase the stated inflation target from 2% to 2.5%, or even to 3.0%. The potential benefit of a higher inflation target, in our view, is that the Fed could then raise the “neutral” federal funds rate target range and thus provide more room to eventually cut rates before hitting zero if, and when, the next recession arrives. We believe the Fed may deem such a change as the lesser of two evils, but it will have to message that change very carefully in order to maintain its long-term credibility.

Overall, we see continued upside risk for yields, as we expect the terminal (or peak) federal funds rate target range to be higher than currently implied by market pricing. We would not be surprised, however, to see yields consolidate in the current range, before moving higher as it becomes clearer that the Fed may have to raise rates to a greater extent than reflected in the pricing environment we saw at the end of the first quarter of 2022.

We remain positive on the fundamental outlook for credit-oriented assets, given a backdrop of strong economic growth, low defaults, still-accommodative (for now) monetary policy, and continued global demand for yield among investors. Likewise, consumers have remained in strong shape, given low unemployment, rising wages, and higher net worth’s driven in significant part by the housing market.

With that said, we view spreads for corporate credit as relatively tight, and as a limiting factor on return potential going forward. We currently have a preference for exposure to securitized assets in the portfolio, where we think the health of the consumer could continue to support performance. In addition, we expect security selection to be a larger contributor to returns, as opposed to pure “beta” exposures in the portfolio. (Beta measures an investment’s sensitivity to market movements in relation to an index.)

8 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Please refer to the Schedule of Investments on pages 20–91 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a predefined “trigger” event that leads to physical or economic loss, such as a hurricane or an aerospace catastrophe. Insurance-

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 9

linked securities may expose the Fund to other risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Portfolio Summary | 3/31/22

Portfolio Diversification

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Bills, 4/5/22	7.02%
2.	Fannie Mae, 3.00%, 4/1/52 (TBA)	3.73
3.	Fannie Mae, 4.50%, 4/1/52 (TBA)	3.08
4.	Fannie Mae, 3.50%, 4/1/52 (TBA)	2.82
5.	U.S. Treasury Bills, 4/26/22	2.81
6.	U.S. Treasury Bills, 4/14/22	2.21
7.	U.S. Treasury Bills, 4/21/22	2.01
8.	Wells Fargo & Co., 7.50%	1.64
9.	Fannie Mae, 4.00%, 4/1/52 (TBA)	0.98
10.	Fannie Mae, 4.00%, 5/1/52 (TBA)	0.88

*	Excludes short term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 11

Prices and Distributions | 3/31/22

Net Asset Value per Share

Class	3/31/22	9/30/21
A	$10.15	$11.38
C	$ 9.93	$11.14
K	$10.17	$11.40
R	$10.33	$11.58
Y	$10.15	$11.38

Distributions per Share: 10/1/21–3/31/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1570	$0.2730	$0.2598
C	$0.1176	$0.2730	$0.2598
K	$0.1786	$0.2730	$0.2598
R	$0.1448	$0.2730	$0.2598
Y	$0.1731	$0.2730	$0.2598

Index Definitions

The Bloomberg U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–17.

12 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Performance Update | 3/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2022)
	Net	Public	Bloomberg
	Asset	Offering	U.S.
	Value	Price	Universal
Period	(NAV)	(POP)	Index
10 years	3.61%	3.13%	2.57%
5 years	3.10	2.17	2.31
1 year	-1.80	-6.24	-4.23

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross
1.06%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 13

Performance Update | 3/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2022)

			Bloomberg
			U.S.
	If	If	Universal
Period	Held	Redeemed	Index
10 years	2.93%	2.93%	2.57%
5 years	2.44	2.44	2.31
1 year	-2.40	-3.30	-4.23

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross
1.73%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Performance Update | 3/31/22	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2022)
	Net	Bloomberg
	Asset	U.S.
	Value	Universal
Period	(NAV)	Index
10 years	4.04%	2.57%
5 years	3.55	2.31
1 year	-1.40	-4.23

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
0.63%	0.59%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The net expense ratio reflects the contractual expense limitation in effect through February 1, 2025 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 15

Performance Update | 3/31/22	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2022)

	Net	Bloomberg
	Asset	U.S.
	Value	Universal
Period	(NAV)	Index
10 years	3.28%	2.57%
5 years	2.79	2.31
1 year	-2.19	-4.23

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross
1.37%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Performance Update | 3/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2022)

	Net	Bloomberg
	Asset	U.S.
	Value	Universal
Period	(NAV)	Index
10 years	3.94%	2.57%
5 years	3.44	2.31
1 year	-1.50	-4.23

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
0.74%	0.69%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through February 1, 2025 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from October 1, 2021 through March 31, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/21
Ending Account Value	$949.90	$947.10	$951.90	$947.90	$951.30
(after expenses)
on 3/31/22
Expenses Paid	$4.91	$8.16	$2.87	$6.51	$3.36
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, 1.68%, 0.59%, 1.34%, and 0.69% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

18 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2021 through March 31, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/21
Ending Account Value	$1,019.90	$1,016.55	$1,021.99	$1,018.25	$1,021.49
(after expenses)
on 3/31/22
Expenses Paid	$5.09	$8.45	$2.97	$6.74	$3.48
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01%, 1.68%, 0.59%, 1.34%, and 0.69% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 19

Schedule of Investments | 3/31/22

(unaudited)

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 115.5%
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 1.1% of Net Assets*(a)
Airlines — 0.1%
3,935,000(b)	LATAM Airlines Group SA, PIK Term Loan A, (Term
	SOFR + 750 bps), 8/8/22	$ 3,952,216
	Total Airlines	$ 3,952,216
Chemicals-Diversified — 0.1%
1,920,000	LSF11 A5 HoldCo LLC, Term Loan, 4.114% (SOFR +
	375 bps), 10/15/28	$ 1,894,401
	Total Chemicals-Diversified	$ 1,894,401
Distribution & Wholesale — 0.1%
3,510,000(b)	Owens & Minor, Inc., Term B-1 Facility, 3/29/29	$ 3,505,612
	Total Distribution & Wholesale	$ 3,505,612
Electronic Composition — 0.0%†
1,366,358	Energy Acquisition LP, First Lien Initial Term Loan,
	4.699% (LIBOR + 425 bps), 6/26/25	$ 1,338,461
	Total Electronic Composition	$ 1,338,461
Finance-Special Purpose Banks — 0.2%
8,804,696	Bank of Industry, Ltd., 6.803% (LIBOR +
	600 bps), 12/11/23	$ 8,876,604
	Total Finance-Special Purpose Banks	$ 8,876,604
Gambling (Non-Hotel) — 0.2%
7,681,564	Scientific Games International, Inc., Initial Term B-5
	Loan, 3.207% (LIBOR + 275 bps), 8/14/24	$ 7,653,825
	Total Gambling (Non-Hotel)	$ 7,653,825
Metal Processors & Fabrication — 0.1%
4,442,675	Grinding Media, Inc. (Molycop, Ltd.), First Lien
	Term Loan, 4.796% (LIBOR + 400 bps), 10/12/28	$ 4,412,132
1,124,491	WireCo WorldGroup, Inc., Initial Term Loan, 4.75%
	(LIBOR + 425 bps), 11/13/28	1,116,057
	Total Metal Processors & Fabrication	$ 5,528,189
Oil-Field Services — 0.2%
8,270,000	ProFrac Holdings II LLC, Term Loan, 9.50% (Term
	SOFR + 850 bps), 3/4/25	$ 8,063,250
	Total Oil-Field Services	$ 8,063,250
Recreational Centers — 0.1%
2,711,800	Fitness International LLC, Term B Loan, 4.256%
	(LIBOR + 325 bps), 4/18/25	$ 2,521,296
	Total Recreational Centers	$ 2,521,296

The accompanying notes are an integral part of these financial statements.

20 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
Rental Auto & Equipment — 0.0%†
1,782,532	PECF USS Intermediate Holding III Corp., Initial
	Term Loan, 4.758% (LIBOR + 425 bps), 12/15/28	$ 1,768,527
	Total Rental Auto & Equipment	$ 1,768,527
Retail — 0.0%†
1,361,500	Staples, Inc., 2019 Refinancing New Term B-2
	Loan, 4.817% (LIBOR + 450 bps), 9/12/24	$ 1,328,597
	Total Retail	$ 1,328,597
Schools — 0.0%†
441,117	KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3
	Loan, 4.756% (LIBOR + 375 bps), 2/21/25	$ 435,878
	Total Schools	$ 435,878
TOTAL SENIOR SECURED FLOATING RATE
LOAN INTERESTS
	(Cost $46,883,653)	$ 46,866,856
Shares
COMMON STOCKS — 0.1% of Net Assets
Airlines — 0.1%
128,171(c)	Grupo Aeromexico SAB de CV	$ 2,191,795
	Total Airlines	$ 2,191,795
Household Durables — 0.0%†
1,018,282(c)	Desarrolladora Homex SAB de CV	$ 2,201
	Total Household Durables	$ 2,201
Oil, Gas & Consumable Fuels — 0.0%†
9,565,478(c)^	Ascent CNR Corp., Class A	$ 956,548
2,013(c)	Frontera Energy Corp.	23,255
	Total Oil, Gas & Consumable Fuels	$ 979,803
Paper & Forest Products — 0.0%†
162,828(c)	Emerald Plantation Holdings, Ltd.	$ 3,257
	Total Paper & Forest Products	$ 3,257
Specialty Retail — 0.0%†
111,548(c)+^	Targus Cayman SubCo., Ltd.	$ 170,668
	Total Specialty Retail	$ 170,668
TOTAL COMMON STOCKS
	(Cost $3,156,517)	$ 3,347,724

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 21

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)	Value
	ASSET BACKED SECURITIES — 7.9% of
	Net Assets
500,000	321 Henderson Receivables III LLC, Series 2008-1A,
	Class C, 9.36%, 1/15/48 (144A)	$ 549,481
500,000	321 Henderson Receivables III LLC, Series 2008-1A,
	Class D, 10.81%, 1/15/50 (144A)	568,104
4,000,000(a)	522 Funding CLO, Ltd., Series 2019-4A, Class E, 7.254%
	(3 Month USD LIBOR + 700 bps), 4/20/30 (144A)	3,928,984
4,750,000(a)	522 Funding CLO, Ltd., Series 2019-5A, Class ER, 6.982%
	(3 Month Term SOFR + 676 bps), 4/15/35 (144A)	4,679,600
791,084	A10 Bridge Asset Financing LLC, Series 2019-B, Class A1,
	3.085%, 8/15/40 (144A)	791,170
3,500,000	A10 Bridge Asset Financing LLC, Series 2019-B, Class D,
	4.523%, 8/15/40 (144A)	3,341,898
881,799	Accelerated Assets LLC, Series 2018-1, Class B, 4.51%,
	12/2/33 (144A)	872,538
1,246,542	Accelerated Assets LLC, Series 2018-1, Class C, 6.65%,
	12/2/33 (144A)	1,256,485
2,500,000	American Homes 4 Rent Trust, Series 2014-SFR2,
	Class D, 5.149%, 10/17/36 (144A)	2,528,085
5,000,000	American Homes 4 Rent Trust, Series 2014-SFR3,
	Class C, 4.596%, 12/17/36 (144A)	5,017,088
4,100,000	American Homes 4 Rent Trust, Series 2014-SFR3,
	Class D, 5.04%, 12/17/36 (144A)	4,132,780
2,950,000	American Homes 4 Rent Trust, Series 2015-SFR1,
	Class C, 4.11%, 4/17/52 (144A)	2,937,361
1,513,000	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class E, 5.45%, 11/20/23 (144A)	1,513,933
3,000,000	Amur Equipment Finance Receivables VII LLC,
	Series 2019-1A, Class E, 4.47%, 3/20/25 (144A)	2,952,086
1,000,000	Amur Equipment Finance Receivables X LLC,
	Series 2022-1A, Class E, 5.02%, 12/20/28 (144A)	964,628
2,000,000(a)	Apidos CLO XXXII, Series 2019-32A, Class E, 7.004%
	(3 Month USD LIBOR + 675 bps), 1/20/33 (144A)	1,964,992
3,975,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series
	2021-FL3, Class D, 2.597% (1 Month USD LIBOR
	+ 220 bps), 8/15/34 (144A)	3,866,765
8,000,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series
	2021-FL4, Class D, 3.297% (1 Month USD LIBOR
	+ 290 bps), 11/15/36 (144A)	7,894,888
5,400,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series
	2021-FL4, Class E, 3.797% (1 Month USD LIBOR
	+ 340 bps), 11/15/36 (144A)	5,324,713
1,054,000(d)	B2R Mortgage Trust, Series 2015-1, Class D, 4.831%,
	5/15/48 (144A)	1,033,570

The accompanying notes are an integral part of these financial statements.

22 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
3,295,000(a)	Battalion CLO IX, Ltd., Series 2015-9A, Class ER, 6.491%
	(3 Month USD LIBOR + 625 bps), 7/15/31 (144A)	$ 3,160,475
1,500,000(a)	BDS, Ltd., Series 2020-FL5, Class C, 2.214%
	(SOFR30A + 216 bps), 2/16/37 (144A)	1,483,552
1,600,000(a)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class D, 4.041% (3 Month USD LIBOR +
	380 bps), 1/15/33 (144A)	1,588,232
4,000,000(a)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class E, 7.261% (3 Month USD LIBOR +
	702 bps), 1/15/33 (144A)	3,934,368
4,281,138	Blackbird Capital Aircraft, Series 2021-1A, Class B,
	3.446%, 7/15/46 (144A)	3,553,136
3,000,000(a)	Carlyle US CLO, Ltd., Series 2019-4A, Class CR, 3.433%
	(3 Month Term SOFR + 320 bps), 4/15/35 (144A)	2,984,496
2,750,000	Carvana Auto Receivables Trust, Series 2019-4A,
	Class E, 4.70%, 10/15/26 (144A)	2,743,559
4,250,000(a)	Catskill Park CLO, Ltd., Series 2017-1A, Class D, 6.254%
	(3 Month USD LIBOR + 600 bps), 4/20/29 (144A)	3,985,824
2,029,190(d)	Citigroup Mortgage Loan Trust, Inc., Series 2018-RP1,
	Class B2, 3.142%, 9/25/64 (144A)	1,793,811
7,465,000	Cologix Canadian Issuer LP, Series 2022-1CAN,
	Class A2, 4.94%, 1/25/52 (144A)	5,767,340
2,500,000	Commercial Equipment Finance LLC, Series 2021-A,
	Class D, 6.49%, 12/17/29 (144A)	2,385,591
83,852	Commonbond Student Loan Trust, Series 2017-BGS,
	Class C, 4.44%, 9/25/42 (144A)	84,242
4,155,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class C, 6.16%, 8/15/26 (144A)	4,153,659
1,000,000	Crossroads Asset Trust, Series 2021-A, Class E, 5.48%,
	1/20/28 (144A)	957,406
2,300,000	DataBank Issuer, Series 2021-1A, Class C, 4.43%,
	2/27/51 (144A)	2,094,502
1,845,114	Diamond Resorts Owner Trust, Series 2019-1A, Class C,
	4.02%, 2/20/32 (144A)	1,810,562
5,000,000(a)	Dryden 78 CLO, Ltd., Series 2020-78A, Class E, 6.841%
	(3 Month USD LIBOR + 660 bps), 4/17/33 (144A)	4,885,445
745,000	Encina Equipment Finance LLC, Series 2021-1A,
	Class E, 4.36%, 3/15/29 (144A)	727,446
6,000,000	ExteNet LLC, Series 2019-1A, Class C, 5.219%,
	7/26/49 (144A)	6,001,646
9,460,000(d)	Finance of America HECM Buyout, Series 2022-HB1,
	Class M6, 9.317%, 2/25/32 (144A)	9,126,422
6,201,294	Finance of America Structured Securities Trust, Series
	2019-JR2, 2.00%, 5/25/50	6,363,918

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 23

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
7,844,366	Finance of America Structured Securities Trust, Series
	2021-S2, Class A2, 1.75%, 9/25/51	$ 7,438,578
15,032,185	Finance of America Structured Securities Trust, Series
	2021-S3, Class A2, 2.25%, 12/25/51	14,255,479
2,250,000(a)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class C,
	4.604% (3 Month USD LIBOR + 435 bps), 1/20/33
	(144A)	2,235,375
3,000,000(a)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class D,
	7.954% (3 Month USD LIBOR + 770 bps), 1/20/33
	(144A)	2,902,389
3,300,000(a)	Fort Washington CLO, Series 2019-1A, Class ER,
	7.004% (3 Month USD LIBOR + 675 bps),
	10/20/32 (144A)	3,222,773
5,500,000	Four Seas LP, Series 2017-1A, Class A2, 5.927%,
	8/28/27 (144A)	4,727,504
86,335(d)	Gold Key Resorts LLC, Series 2014-A, Class C, 5.87%,
	3/17/31 (144A)	86,225
5,022,000(a)	Goldentree Loan Management US CLO 2, Ltd.,
	Series 2017-2A, Class E, 4.954% (3 Month USD
	LIBOR + 470 bps), 11/28/30 (144A)	4,645,551
4,250,000(a)	Goldentree Loan Management US CLO 6, Ltd.,
	Series 2019-6A, Class DR, 3.341% (3 Month Term
	SOFR + 310 bps), 4/20/35 (144A)	4,207,929
1,250,000(a)	Gulf Stream Meridian 3, Ltd., Series 2021-IIIA, Class D,
	6.991% (3 Month USD LIBOR + 675 bps), 4/15/34
	(144A)	1,231,261
3,358,200	Hardee’s Funding LLC, Series 2018-1A, Class A2II,
	4.959%, 6/20/48 (144A)	3,379,142
10,000,000	Hertz Vehicle Financing III LP, Series 2021-2A, Class D,
	4.34%, 12/27/27 (144A)	9,004,383
10,149,000	HOA Funding LLC - HOA, Series 2021-1A, Class A2,
	4.723%, 8/20/51 (144A)	9,401,486
649,460	Home Partners of America Trust, Series 2019-1, Class F,
	4.101%, 9/17/39 (144A)	608,010
3,175,000(a)	ICG US CLO, Ltd., Series 2016-1A, Class DRR,
	7.739% (3 Month USD LIBOR + 744 bps),
	4/29/34 (144A)	3,004,001
2,250,000(a)	ICG US CLO, Ltd., Series 2021-1A, Class E, 6.571%
	(3 Month USD LIBOR + 633 bps), 4/17/34 (144A)	2,111,879
3,680,285	Icon Brand Holdings LLC, Series 2012-1A, Class A,
	4.229%, 1/25/43 (144A)	1,405,844
562,540	JG Wentworth XXII LLC, Series 2010-3A, Class A,
	3.82%, 12/15/48 (144A)	566,586
3,070,000	JPMorgan Chase Bank NA - CACLN, Series 2021-2,
	Class F, 4.393%, 12/26/28 (144A)	2,943,729

The accompanying notes are an integral part of these financial statements.

24 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,150,000(a)	KREF Ltd., Series 2021-FL2, Class C, 2.441%
	(1 Month USD LIBOR + 200 bps), 2/15/39 (144A)	$ 2,100,109
725,000(a)	KREF Ltd., Series 2021-FL2, Class E, 3.291%
	(1 Month USD LIBOR + 285 bps), 2/15/39 (144A)	707,000
5,000,000(a)	Madison Park Funding XXII, Ltd., Series 2016-22A,
	Class ER, 6.941% (3 Month USD LIBOR +
	670 bps), 1/15/33 (144A)	4,953,815
7,750,000	Mercury Financial Credit Card Master Trust,
	Series 2021-1A, Class B, 2.33%, 3/20/26 (144A)	7,535,502
4,500,000(a)	MF1, Ltd., Series 2021-FL7, Class D, 2.981%
	(1 Month USD LIBOR + 255 bps), 10/16/36 (144A)	4,391,807
7,500,000(a)	MF1, Ltd., Series 2021-FL7, Class E, 3.231%
	(1 Month USD LIBOR + 280 bps), 10/16/36 (144A)	7,232,940
2,964,669(d)	Mill City Mortgage Loan Trust, Series 2017-3, Class B2,
	3.25%, 1/25/61 (144A)	2,794,303
3,183,372	Mosaic Solar Loan Trust, Series 2019-2A, Class D,
	6.18%, 9/20/40 (144A)	3,076,625
4,499,620	Mosaic Solar Loan Trust, Series 2021-1A, Class D,
	3.71%, 12/20/46 (144A)	4,304,888
5,000,000(a)	Neuberger Berman CLO XVII, Ltd., Series 2014-17A,
	Class ER2, 7.459% (3 Month USD LIBOR +
	720 bps), 4/22/29 (144A)	4,821,910
4,500,000(a)	Newark BSL CLO 1, Ltd., Series 2016-1A, Class DR,
	6.518% (3 Month USD LIBOR + 625 bps),
	12/21/29 (144A)	4,365,000
534,200(a)	Newtek Small Business Loan Trust, Series 2017-1,
	Class B, 3.457% (1 Month USD LIBOR +
	300 bps), 2/25/43 (144A)	534,964
4,360,000	NMEF Funding LLC, Series 2019-A, Class D,
	4.39%, 8/17/26 (144A)	4,326,284
1,100,000	NMEF Funding LLC, Series 2021-A, Class D, 5.78%,
	12/15/27 (144A)	1,077,102
2,000,000(a)	Octagon Investment Partners XXI, Ltd., Series 2014-1A,
	Class DRR, 7.395% (3 Month USD LIBOR +
	700 bps), 2/14/31 (144A)	1,962,162
1,119,000	Octane Receivables Trust, Series 2020-1A, Class D,
	5.45%, 3/20/28 (144A)	1,114,159
2,696,605	Orange Lake Timeshare Trust, Series 2019-A, Class D,
	4.93%, 4/9/38 (144A)	2,590,761
5,600,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class D, 5.33% (3 Month USD LIBOR +
	485 bps), 2/20/28 (144A)	5,542,589
1,900,000(a)	Palmer Square Loan Funding, Ltd., Series 2022-1A,
	Class C, 2.834% (3 Month Term SOFR +
	260 bps), 4/15/30 (144A)	1,889,054

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 25

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
6,400,000	PEAR LLC, Series 2021-1, Class B, 0.000%,
	1/15/34 (144A)	$ 4,739,200
4,300,000	PG Receivables Finance, Series 2020-1, Class C, 5.44%,
	7/20/25 (144A)	4,232,813
2,000,000(a)	PPM CLO 5, Ltd., Series 2021-5A, Class E, 6.619%
	(3 Month USD LIBOR + 650 bps), 10/18/34 (144A)	1,921,396
5,000,000(a)	Race Point VIII CLO, Ltd., Series 2013-8A, Class DR2,
	3.98% (3 Month USD LIBOR + 350 bps), 2/20/30
	(144A)	4,945,640
5,000,000(a)	Rad CLO 7, Ltd., Series 2020-7A, Class E, 6.741%
	(3 Month USD LIBOR + 650 bps), 4/17/33 (144A)	4,848,355
9,600,000	Republic Finance Issuance Trust, Series 2021-A, Class D,
	5.23%, 12/22/31 (144A)	9,054,940
1,500,000	Rosy Blue Carat SA, Series 2018-1, Class A1, 6.25%,
	12/15/25 (144A)	1,500,000
1,955,819	Sierra Timeshare Receivables Funding LLC,
	Series 2019-1A, Class D, 4.75%, 1/20/36 (144A)	1,930,193
1,727,223	Sierra Timeshare Receivables Funding LLC,
	Series 2020-2A, Class D, 6.59%, 7/20/37 (144A)	1,734,884
2,258,533	Sierra Timeshare Receivables Funding LLC,
	Series 2021-1A, Class D, 3.17%, 11/20/37 (144A)	2,171,299
3,500,000(a)	Signal Peak CLO 2 LLC, Series 2015-1A, Class DR2,
	3.104% (3 Month USD LIBOR + 285 bps),
	4/20/29 (144A)	3,487,278
2,765,015	Small Business Lending Trust, Series 2019-A, Class C,
	4.31%, 7/15/26 (144A)	2,768,744
4,750,000(a)	Sound Point CLO XXI, Ltd., Series 2018-3A, Class C,
	3.567% (3 Month USD LIBOR + 330 bps), 10/26/31
	(144A)	4,644,693
2,000,000(a)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class ER,
	0.000% (3 Month Term SOFR + 725 bps), 4/25/33
	(144A)	1,973,186
3,000,000(a)	Sound Point CLO XXVIII, Ltd., Series 2020-3A, Class E,
	7.158% (3 Month USD LIBOR + 690 bps), 1/25/32
	(144A)	2,952,357
5,000,000(d)	Towd Point HE Trust, Series 2021-HE1, Class M2, 2.50%,
	2/25/63 (144A)	4,775,467
2,750,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class F, 5.08%, 5/15/28 (144A)	2,632,212
4,250,000	Tricon American Homes Trust, Series 2020-SFR2,
	Class E1, 2.73%, 11/17/39 (144A)	3,803,684
1,000,000	Upstart Securitization Trust, Series 2021-1, Class C,
	4.06%, 3/20/31 (144A)	947,577
1,294,000	VFI ABS LLC, Series 2022-1A, Class D, 6.68%,
	11/26/29 (144A)	1,266,815

The accompanying notes are an integral part of these financial statements.

26 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,088,747	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%,
	3/20/34 (144A)	$ 2,135,587
4,565,934	Westgate Resorts LLC, Series 2022-1A, Class C, 2.488%,
	8/20/36 (144A)	4,433,426
2,883,748	Westgate Resorts LLC, Series 2022-1A, Class D, 3.838%,
	8/20/36 (144A)	2,754,364
4,000,000(a)	Whitebox CLO II, Ltd., Series 2020-2A, Class ER, 7.359%
	(3 Month USD LIBOR + 710 bps), 10/24/34 (144A)	3,822,148
	TOTAL ASSET BACKED SECURITIES
	(Cost $361,004,460)	$ 347,880,137
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — 15.6% of Net Assets
4,629,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-1,
	Class B1, 5.40%, 11/25/48 (144A)	$ 4,492,887
4,460,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-2,
	Class B1, 5.016%, 3/25/49 (144A)	4,329,289
2,120,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class B1, 4.457%
	(1 Month USD LIBOR + 400 bps), 3/25/29 (144A)	2,104,958
3,550,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 3.157%
	(1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	3,514,031
840,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class B1, 6.807%
	(1 Month USD LIBOR + 635 bps), 10/25/30 (144A)	853,679
3,630,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 5.307%
	(1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	3,690,135
1,450,000(a)	Bellemeade Re, Ltd., Series 2020-4A, Class B1, 5.457%
	(1 Month USD LIBOR + 500 bps), 6/25/30 (144A)	1,433,622
8,610,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class M2, 3.249%
	(SOFR30A + 315 bps), 9/25/31 (144A)	8,184,791
5,270,000(a)	Bellemeade Re, Ltd., Series 2022-1, Class M1C, 3.799%
	(SOFR30A + 370 bps), 1/26/32 (144A)	5,062,046
8,062,000(d)	BINOM Securitization Trust, Series 2022-RPL1, Class M3,
	3.00%, 2/25/61 (144A)	7,471,949
3,684,300(d)	Brean Asset Backed Securities Trust, Series 2021-RM1,
	Class A, 1.40%, 10/25/63 (144A)	3,333,079
2,521,465	Brean Asset Backed Securities Trust, Series 2021-RM2,
	Class M1, 1.75%, 10/25/61 (144A)	2,168,272
3,179,754(d)	Cascade Funding Mortgage Trust, Series 2019-RM3,
	Class C, 4.00%, 6/25/69 (144A)	3,083,973
2,150,000	Cascade MH Asset Trust, Series 2021-MH1, Class B1,
	4.573%, 2/25/46 (144A)	2,033,026
4,000,000(d)	Cascade MH Asset Trust, Series 2021-MH1, Class B3,
	7.595%, 2/25/46 (144A)	3,551,803

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 27

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
1,250,000(d)	CFMT LLC, Series 2021-HB5, Class M4, 5.682%,
	2/25/31 (144A)	$ 1,215,808
12,000,000(d)	CFMT LLC, Series 2021-HB7, Class M4, 5.072%,
	10/27/31 (144A)	11,497,530
6,000,000(d)	CIM Trust, Series 2019-R5, Class M3, 3.50%, 9/25/59
	(144A)	5,839,679
2,684,656(d)	CIM Trust, Series 2021-J2, Class B2, 2.674%, 4/25/51
	(144A)	2,456,412
3,176,680(d)	CIM Trust, Series 2021-J2, Class B3, 2.674%, 4/25/51
	(144A)	2,910,728
5,264,850(d)	Citigroup Mortgage Loan Trust, Series 2018-RP3,
	Class B2, 3.25%, 3/25/61 (144A)	4,274,517
8,962,989(d)	Citigroup Mortgage Loan Trust, Series 2021-INV2,
	Class B1W, 2.988%, 5/25/51 (144A)	8,280,544
3,920,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 1M2, 4.107% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	3,836,766
4,940,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 2M2, 4.107% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	4,917,837
21,230,000(a)	Connecticut Avenue Securities Trust, Series 2022-R02,
	Class 2B1, 4.599% (SOFR30A +
	450 bps), 1/25/42 (144A)	20,033,208
534,696(d)	CSFB Mortgage-Backed Pass-Through Certificates,
	Series 2003-17, Class B1, 5.50%, 6/25/33	5
2,638,958(d)	CSMC, Series 2021-RPL2, Class M3, 3.445%,
	1/25/60 (144A)	2,213,892
11,200,000(a)	Eagle Re, Ltd., Series 2019-1, Class B1, 4.957% (1 Month
	USD LIBOR + 450 bps), 4/25/29 (144A)	11,064,228
8,922,000(a)	Eagle Re, Ltd., Series 2020-2, Class B1, 7.457% (1 Month
	USD LIBOR + 700 bps), 10/25/30 (144A)	9,058,712
10,620,000(a)	Eagle Re, Ltd., Series 2021-2, Class M2, 4.349%
	(SOFR30A + 425 bps), 4/25/34 (144A)	10,079,173
4,420,000(a)	Fannie Mae Connecticut Avenue Securities,
	Series 2018-C03, Class 1B1, 4.207% (1 Month USD
	LIBOR + 375 bps), 10/25/30	4,364,653
1,170,000(a)	Fannie Mae Connecticut Avenue Securities,
	Series 2021-R02, Class 2B2, 6.299% (SOFR30A +
	620 bps), 11/25/41 (144A)	1,082,191
322,526	Fannie Mae REMICS, Series 2009-36, Class HX, 4.50%,
	6/25/29	328,879
2,484,816(e)	Fannie Mae REMICS, Series 2020-83, Class EI, 4.00%,
	11/25/50	470,419

The accompanying notes are an integral part of these financial statements.

28 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
10,853,304(a)(e)	Federal Home Loan Mortgage Corp. REMICS,
	Series 4087, Class SB, 5.633% (1 Month USD LIBOR +
	603 bps), 7/15/42	$ 1,791,913
5,689,723(a)(e)	Federal Home Loan Mortgage Corp. REMICS,
	Series 4091, Class SH, 6.153% (1 Month USD LIBOR +
	655 bps), 8/15/42	1,056,501
3,509,726(a)(e)	Federal National Mortgage Association REMICS,
	Series 2012-14, Class SP, 6.093% (1 Month USD LIBOR
	+ 655 bps), 8/25/41	414,411
2,354,957(a)(e)	Federal National Mortgage Association REMICS,
	Series 2018-43, Class SM, 5.743% (1 Month USD LIBOR
	+ 620 bps), 6/25/48	317,260
3,234,197(a)(e)	Federal National Mortgage Association REMICS,
	Series 2019-33, Class S, 5.593% (1 Month USD LIBOR +
	605 bps), 7/25/49	293,090
2,461,011(a)(e)	Federal National Mortgage Association REMICS,
	Series 2019-41, Class PS, 5.593% (1 Month USD LIBOR
	+ 605 bps), 8/25/49	387,387
2,283,134(a)(e)	Federal National Mortgage Association REMICS,
	Series 2019-41, Class SM, 5.593% (1 Month USD LIBOR
	+ 605 bps), 8/25/49	342,453
236,701,484(d)(e)	Flagstar Mortgage Trust, Series 2021-4, Class AX1,
	0.214%, 6/1/51 (144A)	2,217,041
2,800,145(e)	Freddie Mac REMICS, Series 4999, Class QI, 4.00%,
	5/25/50	514,108
5,692,626(e)	Freddie Mac REMICS, Series 5018, Class EI, 4.00%,
	10/25/50	1,050,795
3,404,344(e)	Freddie Mac REMICS, Series 5067, Class GI, 4.00%,
	12/25/50	656,823
1,240,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA2,
	Class B1, 2.957% (1 Month USD LIBOR +
	250 bps), 2/25/50 (144A)	1,168,183
2,849,333(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3,
	Class B1, 5.557% (1 Month USD LIBOR +
	510 bps), 6/25/50 (144A)	2,949,444
6,630,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class B1, 6.457% (1 Month USD LIBOR +
	600 bps), 8/25/50 (144A)	6,962,471
4,120,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class B2, 10.457% (1 Month USD LIBOR +
	1,000 bps), 8/25/50 (144A)	4,956,786
3,585,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class B1, 4.899% (SOFR30A +
	480 bps), 10/25/50 (144A)	3,638,819

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 29

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
2,935,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class B2, 11.599% (SOFR30A +
	1,150 bps), 10/25/50 (144A)	$ 3,529,686
2,910,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B1, 3.099% (SOFR30A +
	300 bps), 12/25/50 (144A)	2,720,714
2,630,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B2, 5.749% (SOFR30A +
	565 bps), 12/25/50 (144A)	2,419,478
3,272,631(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2,
	Class M2, 3.557% (1 Month USD LIBOR +
	310 bps), 3/25/50 (144A)	3,286,947
2,670,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA3,
	Class B2, 10.457% (1 Month USD LIBOR +
	1,000 bps), 7/25/50 (144A)	3,177,862
3,190,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4,
	Class B1, 5.707% (1 Month USD LIBOR +
	525 bps), 9/25/50 (144A)	3,261,834
2,650,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4,
	Class B2, 9.857% (1 Month USD LIBOR +
	940 bps), 9/25/50 (144A)	3,100,574
9,920,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B1, 2.749% (SOFR30A +
	265 bps), 1/25/51 (144A)	8,784,291
7,075,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B2, 4.849% (SOFR30A +
	475 bps), 1/25/51 (144A)	6,154,064
8,025,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-DNA5,
	Class B1, 3.149% (SOFR30A +
	305 bps), 1/25/34 (144A)	7,481,708
6,410,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA1,
	Class B2, 5.099% (SOFR30A +
	500 bps), 8/25/33 (144A)	5,696,045
8,890,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA4,
	Class B1, 3.849% (SOFR30A +
	375 bps), 12/25/41 (144A)	7,990,288
3,650,000(a)	Freddie Mac Stacr Remic Trust, Series 2022-DNA1,
	Class B1, 3.499% (SOFR30A +
	340 bps), 1/25/42 (144A)	3,312,182
4,440,000(a)	Freddie Mac Stacr Remic Trust, Series 2022-HQA1,
	Class M1B, 3.55% (SOFR30A +
	350 bps), 3/25/42 (144A)	4,544,292
10,680,000(a)	Freddie Mac Stacr Remic Trust, Series 2022-HQA1,
	Class M2, 5.30% (SOFR30A +
	525 bps), 3/25/42 (144A)	10,878,596

The accompanying notes are an integral part of these financial statements.

30 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
4,580,000(a)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2,
	2.757% (1 Month USD LIBOR + 230 bps), 10/25/48
	(144A)	$ 4,569,261
3,000,000(a)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class B1,
	4.857% (1 Month USD LIBOR + 440 bps), 2/25/49
	(144A)	3,039,226
1,561,603(a)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class M2,
	2.507% (1 Month USD LIBOR + 205 bps), 4/25/49
	(144A)	1,560,683
5,510,000(a)	Freddie Mac Stacr Trust, Series 2019-HRP1, Class B1,
	4.507% (1 Month USD LIBOR + 405 bps), 2/25/49
	(144A)	5,372,187
3,630,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-HRP1, Class B1D, 2.957% (1 Month USD
	LIBOR + 250 bps), 12/25/42	3,285,478
4,110,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2020-HQA5, Class B1, 4.099% (SOFR30A +
	400 bps), 11/25/50 (144A)	4,007,177
6,250,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2020-HQA5, Class B2, 7.499% (SOFR30A +
	740 bps), 11/25/50 (144A)	6,578,585
4,660,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2021-DNA2, Class B1, 3.499% (SOFR30A +
	340 bps), 8/25/33 (144A)	4,339,025
2,040,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2021-DNA2, Class B2, 6.099% (SOFR30A +
	600 bps), 8/25/33 (144A)	1,912,359
5,240,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2021-DNA7, Class B1, 3.749% (SOFR30A +
	365 bps), 11/25/41 (144A)	4,960,830
21,610,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2022-DNA2, Class B1, 4.849% (SOFR30A +
	475 bps), 2/25/42 (144A)	20,231,381
171,915	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B2, 5.25%, 11/25/32 (144A)	1,429
1,390,859	Government National Mortgage Association,
	Series 2009-83, Class EB, 4.50%, 9/20/39	1,465,809
2,454,392(a)(e)	Government National Mortgage Association,
	Series 2019-103, Class SB, 5.601% (1 Month USD
	LIBOR + 605 bps), 8/20/49	311,892
12,987,855(e)	Government National Mortgage Association,
	Series 2019-110, Class PI, 3.50%, 9/20/49	1,336,146
20,294,267(a)(e)	Government National Mortgage Association,
	Series 2019-117, Class SB, 2.971% (1 Month USD
	LIBOR + 342 bps), 9/20/49	1,160,576

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 31

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
20,190,312(a)(e)	Government National Mortgage Association,
	Series 2019-121, Class SA, 2.901% (1 Month USD
	LIBOR + 335 bps), 10/20/49	$ 1,309,766
30,089,938(e)	Government National Mortgage Association,
	Series 2019-128, Class IB, 3.50%, 10/20/49	4,557,220
31,225,569(e)	Government National Mortgage Association,
	Series 2019-128, Class ID, 3.50%, 10/20/49	3,237,879
13,592,536(e)	Government National Mortgage Association,
	Series 2019-159, Class CI, 3.50%, 12/20/49	2,136,176
8,821,616(a)(e)	Government National Mortgage Association,
	Series 2019-90, Class SA, 2.851% (1 Month USD
	LIBOR + 330 bps), 7/20/49	437,347
2,300,767(e)	Government National Mortgage Association,
	Series 2020-15, Class IM, 3.50%, 2/20/50	343,149
5,632,843(e)	Government National Mortgage Association,
	Series 2020-7, Class CI, 3.50%, 1/20/50	979,053
16,980,553(a)(e)	Government National Mortgage Association,
	Series 2020-9, Class SA, 2.901% (1 Month USD
	LIBOR + 335 bps), 1/20/50	935,759
374,029	Government National Mortgage Association,
	Series 2012-130, Class PA, 3.00%, 4/20/41	376,707
2,509,833(d)	GS Mortgage-Backed Securities Corp. Trust,
	Series 2019-PJ3, Class B4, 3.986%, 3/25/50 (144A)	2,451,471
1,490,000(d)	GS Mortgage-Backed Securities Corp. Trust,
	Series 2019-PJ3, Class B5, 3.986%, 3/25/50 (144A)	1,441,119
4,900,000(d)	GS Mortgage-Backed Securities Corp. Trust,
	Series 2021-RPL1, Class B1, 2.75%, 12/25/60 (144A)	4,428,017
1,987,199(d)	GS Mortgage-Backed Securities Trust,
	Series 2021-GR3, Class B2, 3.395%, 4/25/52 (144A)	1,794,627
2,618,098(d)	GS Mortgage-Backed Securities Trust,
	Series 2021-PJ9, Class B3, 2.94%, 2/26/52 (144A)	2,270,652
2,993,555(d)	GS Mortgage-Backed Securities Trust,
	Series 2022-MM1, Class B3, 2.82%, 7/25/52 (144A)	2,585,750
4,771,512(d)	GS Mortgage-Backed Securities Trust,
	Series 2022-PJ1, Class B3, 2.837%, 5/28/52 (144A)	4,091,742
2,870,000(a)	Home Re Ltd., Series 2020-1, Class M2, 5.707%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	2,898,135
5,640,000(a)	Home Re Ltd., Series 2021-1, Class M2, 3.307%
	(1 Month USD LIBOR + 285 bps), 7/25/33 (144A)	5,184,990
1,220,000(a)	Home Re, Ltd., Series 2020-1, Class B1, 7.457%
	(1 Month USD LIBOR + 700 bps), 10/25/30 (144A)	1,246,054
84,394,760(d)(e)	Hundred Acre Wood Trust, Series 2021-INV1, Class AX1,
	0.231%, 7/25/51 (144A)	754,303

The accompanying notes are an integral part of these financial statements.

32 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
2,677,433(d)	Hundred Acre Wood Trust, Series 2021-INV1, Class B2,
	3.231%, 7/25/51 (144A)	$ 2,392,538
4,350,000(d)	Imperial Fund Mortgage Trust, Series 2021-NQM2,
	Class B2, 4.353%, 9/25/56 (144A)	3,798,882
931,000(d)	JP Morgan Mortgage Trust, Series 2018-7FRB, Class B5,
	2.106%, 4/25/46 (144A)	871,413
152,563,780(d)(e)	JP Morgan Mortgage Trust, Series 2021-10, Class AX1,
	0.13%, 12/25/51 (144A)	804,179
8,861,594(d)	JP Morgan Mortgage Trust, Series 2021-10, Class B1,
	2.817%, 12/25/51 (144A)	7,836,029
4,668,110(d)	JP Morgan Mortgage Trust, Series 2021-14, Class B1,
	3.167%, 5/25/52 (144A)	4,268,432
3,084,134(d)	JP Morgan Mortgage Trust, Series 2021-15, Class B1,
	3.125%, 6/25/52 (144A)	2,807,791
6,656,870(d)	JP Morgan Mortgage Trust, Series 2021-7, Class B3,
	2.82%, 11/25/51 (144A)	5,517,475
135,194,665(d)(e)	JP Morgan Mortgage Trust, Series 2021-8, Class AX1,
	0.127%, 12/25/51 (144A)	672,296
8,539,483(d)	JP Morgan Mortgage Trust, Series 2021-8, Class B3,
	2.869%, 12/25/51 (144A)	7,091,332
2,055,122(d)	JP Morgan Mortgage Trust, Series 2021-INV1, Class B3,
	2.99%, 10/25/51 (144A)	1,726,667
1,748,227(d)	JP Morgan Mortgage Trust, Series 2021-INV1, Class B4,
	2.99%, 10/25/51 (144A)	1,221,696
4,145,727(d)	JP Morgan Mortgage Trust, Series 2021-INV4, Class B2,
	3.232%, 1/25/52 (144A)	3,663,896
4,367,820(d)	JP Morgan Mortgage Trust, Series 2021-INV4, Class B3,
	3.232%, 1/25/52 (144A)	3,722,553
4,656,209(d)	JP Morgan Mortgage Trust, Series 2021-INV6, Class A5A,
	2.50%, 4/25/52 (144A)	4,263,993
6,177,684(d)	JP Morgan Mortgage Trust, Series 2022-1, Class B1,
	3.105%, 7/25/52 (144A)	5,609,609
4,750,000(d)	JP Morgan Mortgage Trust, Series 2022-3, Class B3,
	3.122%, 8/25/52 (144A)	4,035,489
8,764,819(d)	JP Morgan Mortgage Trust, Series 2022-INV1, Class B3,
	3.302%, 3/25/52 (144A)	7,704,918
6,204,000(d)	JP Morgan Mortgage Trust, Series 2022-INV3, Class B3,
	3.401%, 9/25/52 (144A)	5,288,249
6,833,751(a)	JPMorgan Chase Bank NA - CHASE, Series 2020-CL1,
	Class M3, 3.807% (1 Month USD LIBOR +
	335 bps), 10/25/57 (144A)	6,923,584
2,597,390(a)	JPMorgan Chase Bank NA - JPMWM, Series 2021-CL1,
	Class M3, 1.899% (SOFR30A +
	180 bps), 3/25/51 (144A)	2,527,622

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 33

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)	Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
2,304,726(a)	JPMorgan Chase Bank NA - JPMWM, Series 2021-CL1,
	Class M4, 2.849% (SOFR30A +
	275 bps), 3/25/51 (144A)	$ 2,222,522
1,213,111	La Hipotecaria El Salvadorian Mortgage Trust,
	Series 2016-1A, Class A, 3.358%, 1/15/46 (144A)	1,264,668
2,217,407	La Hipotecaria Mortgage Trust, Series 2019-2A,
	Class BBB, 4.75%, 9/29/46 (144A)	2,245,125
390,956(a)	La Hipotecaria Panamanian Mortgage Trust,
	Series 2010-1GA, Class A, 2.75% (Panamanian
	Mortgage Reference Rate -300 bps), 9/8/39 (144A)	397,797
7,028,329	La Hipotecaria Panamanian Mortgage Trust,
	Series 2021-1, Class GA, 4.35%, 7/13/52 (144A)	7,098,612
3,172,660(d)	Mello Mortgage Capital Acceptance, Series 2021-MTG1,
	Class B2, 2.652%, 4/25/51 (144A)	2,750,909
4,112,461(d)	Mello Mortgage Capital Acceptance, Series 2021-MTG2,
	Class B2, 2.682%, 6/25/51 (144A)	3,577,725
4,391,391(d)	MFA Trust, Series 2021-AEI2, Class B3, 3.299%, 10/25/51
	(144A)	3,883,290
7,172,000(d)	MFA Trust, Series 2021-RPL1, Class M2, 2.855%, 7/25/60
	(144A)	6,501,711
6,145,000(d)	Mill City Mortgage Loan Trust, Series 2019-GS1,
	Class M3, 3.25%, 7/25/59 (144A)	5,695,757
1,377,814(d)	Morgan Stanley Residential Mortgage Loan Trust,
	Series 2021-1, Class B3, 2.951%, 3/25/51 (144A)	1,192,719
6,374,959(d)	Morgan Stanley Residential Mortgage Loan Trust,
	Series 2021-2, Class B2, 2.904%, 5/25/51 (144A)	5,607,402
9,088,994(a)	New Residential Mortgage Loan Trust, Series 2020-2A,
	Class B4A, 2.687% (1 Month USD LIBOR +
	250 bps), 10/25/46 (144A)	8,950,259
13,903,950(d)	New Residential Mortgage Loan Trust, Series 2020-RPL1,
	Class B1, 3.877%, 11/25/59 (144A)	12,899,169
3,500,000	NYMT Loan Trust, Series 2022-CP1, Class M2, 3.514%,
	7/25/61 (144A)	3,323,158
2,630,000(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 5.707%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	2,647,588
2,802,042(d)	Oceanview Mortgage Trust, Series 2021-1, Class B2,
	2.733%, 5/25/51 (144A)	2,472,376
3,182,153(d)	Oceanview Mortgage Trust, Series 2021-1, Class B3A,
	3.246%, 6/25/51 (144A)	2,810,931
2,588,588(d)	Oceanview Mortgage Trust, Series 2021-3, Class B3,
	2.724%, 6/25/51 (144A)	2,132,271
1,953,865(d)	PRMI Securitization Trust, Series 2021-1, Class B2,
	2.479%, 4/25/51 (144A)	1,674,917
3,726,020(d)	PRMI Securitization Trust, Series 2021-1, Class B3,
	2.479%, 4/25/51 (144A)	3,126,231

The accompanying notes are an integral part of these financial statements.

34 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)	Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
2,922,128(d)	Provident Funding Mortgage Trust, Series 2021-1,
	Class B1, 2.385%, 4/25/51 (144A)	$ 2,586,835
2,837,096(d)	Provident Funding Mortgage Trust, Series 2021-2,
	Class B2, 2.365%, 4/25/51 (144A)	2,408,482
2,900,963(d)	Provident Funding Mortgage Trust, Series 2021-INV1,
	Class B3, 2.781%, 8/25/51 (144A)	2,495,923
2,415,186(d)	Provident Funding Mortgage Trust, Series 2021-J1,
	Class B2, 2.639%, 10/25/51 (144A)	2,120,082
3,541,944(d)	Provident Funding Mortgage Trust, Series 2021-J1,
	Class B3, 2.639%, 10/25/51 (144A)	3,031,101
870,000(a)	Radnor Re, Ltd., Series 2020-2, Class B1, 8.057%
	(1 Month USD LIBOR + 760 bps), 10/25/30 (144A)	879,868
4,680,000(a)	Radnor Re, Ltd., Series 2021-2, Class M2, 5.099%
	(SOFR30A + 500 bps), 11/25/31 (144A)	4,428,583
3,472,779(d)	Rate Mortgage Trust, Series 2021-HB1, Class B2,
	2.708%, 12/25/51 (144A)	3,014,242
1,899,114(d)	Rate Mortgage Trust, Series 2021-HB1, Class B3,
	2.708%, 12/25/51 (144A)	1,601,718
4,421,018(d)	Rate Mortgage Trust, Series 2021-J1, Class B2, 2.708%,
	7/25/51 (144A)	3,892,776
1,807,618(d)	Rate Mortgage Trust, Series 2021-J1, Class B3, 2.708%,
	7/25/51 (144A)	1,449,514
2,319,513(d)	Rate Mortgage Trust, Series 2021-J3, Class B3, 2.715%,
	10/25/51 (144A)	1,980,711
1,723,000(d)	Rate Mortgage Trust, Series 2021-J4, Class B4, 2.634%,
	11/25/51 (144A)	952,106
4,092,302(d)	Rate Mortgage Trust, Series 2022-J1, Class B3, 2.751%,
	1/25/52 (144A)	3,867,225
2,052,895(d)	RCKT Mortgage Trust, Series 2021-2, Class B3, 2.565%,
	6/25/51 (144A)	1,736,016
3,000,000(d)	RMF Buyout Issuance Trust, Series 2021-HB1, Class M4,
	4.704%, 11/25/31 (144A)	2,833,800
6,000,000(d)	RMF Buyout Issuance Trust, Series 2021-HB1, Class M5,
	6.00%, 11/25/31 (144A)	5,646,000
3,159,589(d)	Sequoia Mortgage Trust, Series 2021-1, Class B3, 2.665%,
	3/25/51 (144A)	2,622,628
1,188,986(d)	Sequoia Mortgage Trust, Series 2021-2, Class B4, 2.553%,
	4/25/51 (144A)	766,898
1,219,376(d)	Sequoia Mortgage Trust, Series 2021-3, Class B4, 2.654%,
	5/25/51 (144A)	797,973
2,479,045(d)	Sequoia Mortgage Trust, Series 2021-4, Class B4, 2.67%,
	6/25/51 (144A)	1,623,892
1,551,029(d)	Sequoia Mortgage Trust, Series 2021-5, Class B4, 3.054%,
	7/25/51 (144A)	1,073,283

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 35

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
1,783,000(d)	Sequoia Mortgage Trust, Series 2021-9, Class B4,
	2.867%, 1/25/52 (144A)	$ 1,055,529
2,743,712(d)	Sequoia Mortgage Trust, Series 2022-1, Class B4,
	2.949%, 2/25/52 (144A)	1,864,102
4,541,885(a)	STACR Trust, Series 2018-DNA3, Class B1, 4.357%
	(1 Month USD LIBOR + 390 bps), 9/25/48 (144A)	4,451,083
4,550,000(a)	STACR Trust, Series 2018-HRP2, Class B1, 4.657%
	(1 Month USD LIBOR + 420 bps), 2/25/47 (144A)	4,413,581
11,300,000(d)	Towd Point Mortgage Trust, Series 2015-2, Class 1B3,
	3.306%, 11/25/60 (144A)	10,699,628
2,122,000(d)	Towd Point Mortgage Trust, Series 2017-1, Class B2,
	3.752%, 10/25/56 (144A)	2,071,328
5,000,000(d)	Towd Point Mortgage Trust, Series 2017-1, Class B3,
	3.752%, 10/25/56 (144A)	4,786,712
6,374,998(d)	Towd Point Mortgage Trust, Series 2017-3, Class B3,
	3.828%, 7/25/57 (144A)	6,153,240
3,750,000(d)	Towd Point Mortgage Trust, Series 2019-4, Class M2B,
	3.25%, 10/25/59 (144A)	3,440,773
5,750,000(d)	Towd Point Mortgage Trust, Series 2021-1, Class M2,
	3.50%, 11/25/61 (144A)	5,412,449
9,783,960(d)	Towd Point Mortgage Trust, Series 2021-R1, Class A1,
	2.918%, 11/30/60 (144A)	9,519,118
830,000(a)	Traingle Re, Ltd., Series 2020-1, Class B1, 8.207%
	(1 Month USD LIBOR + 775 bps), 10/25/30 (144A)	842,669
2,290,000(a)	Traingle Re, Ltd., Series 2020-1, Class M2, 6.057%
	(1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	2,301,233
1,830,000(a)	Traingle Re, Ltd., Series 2021-1, Class B1, 4.957%
	(1 Month USD LIBOR + 450 bps), 8/25/33 (144A)	1,828,879
3,370,000(a)	Traingle Re, Ltd., Series 2021-1, Class M1C, 3.857%
	(1 Month USD LIBOR + 340 bps), 8/25/33 (144A)	3,372,557
11,400,000(a)	Traingle Re, Ltd., Series 2021-1, Class M2, 4.357%
	(1 Month USD LIBOR + 390 bps), 8/25/33 (144A)	11,363,583
3,500,000(a)	Triangle Re, Ltd., Series 2021-3, Class B1, 5.049%
	(SOFR30A + 495 bps), 2/25/34 (144A)	3,341,920
3,576,147(d)	UWM Mortgage Trust, Series 2021-INV4, Class B1,
	3.234%, 12/25/51 (144A)	3,216,878
7,102,625(d)	UWM Mortgage Trust, Series 2021-INV4, Class B2,
	3.234%, 12/25/51 (144A)	6,365,477
1,200,000(d)	Verus Securitization Trust, Series 2020-2, Class B1,
	5.36%, 5/25/60 (144A)	1,178,930
250,000(d)	Verus Securitization Trust, Series 2020- INV1, Class B1,
	5.75%, 3/25/60 (144A)	249,978
340,000(d)	Verus Securitization Trust, Series 2020- INV1, Class B2,
	6.00%, 3/25/60 (144A)	336,917

The accompanying notes are an integral part of these financial statements.

36 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
800,000(d)	Visio Trust, Series 2019-2, Class B1, 3.91%, 11/25/54
	(144A)	$ 768,130
2,965,000	ZH Trust, Series 2021-1, Class B, 3.262%,
	2/18/27 (144A)	2,845,155
5,770,000	ZH Trust, Series 2021-2, Class B, 3.506%, 10/17/27
	(144A)	5,505,146
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $761,511,401)	$ 686,299,158
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 9.1% of Net Assets
5,800,000(a)	Alen Mortgage Trust, Series 2021-ACEN, Class E, 4.397%
	(1 Month USD LIBOR + 400 bps), 4/15/34 (144A)	$ 5,672,089
3,600,000(a)	AREIT Trust, Series 2022-CRE6, Class D, 2.90%
	(SOFR30A + 285 bps), 12/17/24 (144A)	3,528,702
2,000,000(a)	BAMLL Commercial Mortgage Securities Trust,
	Series 2021-JACX, Class E, 4.147% (1 Month USD
	LIBOR + 375 bps), 9/15/38 (144A)	1,963,301
6,231,064(e)(f)	Bayview Commercial Asset Trust, Series 2007-2A,
	Class IO, 0.000%, 7/25/37 (144A)	1
4,500,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3,
	3.944%, 7/15/51	4,615,926
2,025,000(d)	Benchmark Mortgage Trust, Series 2020-IG3, Class B,
	3.289%, 9/15/48 (144A)	1,891,395
2,000,000(a)	BSREP Commercial Mortgage Trust, Series 2021-DC,
	Class G, 4.247% (1 Month USD LIBOR +
	385 bps), 8/15/38 (144A)	1,927,722
4,325,000(a)	BX Commercial Mortgage Trust, Series 2021-VOLT,
	Class F, 2.797% (1 Month USD LIBOR + 240 bps),
	9/15/36 (144A)	4,171,654
5,375,000(a)	BX Commercial Mortgage Trust, Series 2021-VOLT,
	Class G, 3.247% (1 Month USD LIBOR + 285 bps),
	9/15/36 (144A)	5,164,119
24,700,000(a)	BX Trust, Series 2021-ARIA, Class E, 2.642%
	(1 Month USD LIBOR + 224 bps), 10/15/36 (144A)	24,049,982
4,500,000(a)	Capital Funding Mortgage Trust, Series 2021-19,
	Class B, 16.46% (1 Month USD LIBOR +
	1,521 bps), 11/6/23 (144A)	4,462,452
4,138,077	CFCRE Commercial Mortgage Trust, Series 2016-C3,
	Class A2, 3.597%, 1/10/48	4,144,012
2,500,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN,
	Class D, 6.099%, 2/15/33 (144A)	2,504,480
1,500,000(a)	CGDB Commercial Mortgage Trust, Series 2019-MOB,
	Class F, 2.947% (1 Month USD LIBOR +
	255 bps), 11/15/36 (144A)	1,439,654

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 37

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
3,700,000(a)	CGDB Commercial Mortgage Trust, Series 2019-MOB,
	Class G, 3.388% (1 Month USD LIBOR +
	299 bps), 11/15/36 (144A)	$ 3,524,040
9,580,074(a)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class E, 2.747% (1 Month USD LIBOR + 235 bps),
	6/15/34 (144A)	9,233,520
3,500,000	Citigroup Commercial Mortgage Trust, Series 2018-B2,
	Class A3, 3.744%, 3/10/51	3,516,205
795,000	Citigroup Commercial Mortgage Trust,
	Series 2020-GC46, Class A5, 2.717%, 2/15/53	756,810
2,470,000(a)	CLNY Trust, Series 2019-IKPR, Class E, 3.118%
	(1 Month USD LIBOR + 272 bps), 11/15/38 (144A)	2,401,967
5,897,943(a)	Cold Storage Trust, Series 2020-ICE5, Class D, 2.497%
	(1 Month USD LIBOR + 210 bps), 11/15/37 (144A)	5,831,597
5,615,000(d)	COLEM Mortgage Trust, Series 2022-HLNE, Class D,
	2.543%, 4/12/42 (144A)	4,888,610
2,484,000(d)	COMM Mortgage Trust, Series 2015-CR24, Class D,
	3.463%, 8/10/48	2,237,530
5,227,225(d)	COMM Mortgage Trust, Series 2015-DC1, Class B,
	4.035%, 2/10/48	5,172,613
2,272,912	COMM Mortgage Trust, Series 2016-CR28, Class AHR,
	3.651%, 2/10/49	2,269,869
7,650,000(d)	COMM Mortgage Trust, Series 2020-CBM, Class E,
	3.633%, 2/10/37 (144A)	7,062,218
3,912,000(d)	COMM Mortgage Trust, Series 2020-CBM, Class F,
	3.633%, 2/10/37 (144A)	3,515,283
3,750,000	COMM Mortgage Trust, Series 2020-CX, Class A,
	2.173%, 11/10/46 (144A)	3,348,015
7,000,000(a)	Credit Suisse Mortgage Capital Certificates,
	Series 2019-ICE4, Class E, 2.547% (1 Month USD
	LIBOR + 215 bps), 5/15/36 (144A)	6,868,559
4,083,017(d)	CSAIL Commercial Mortgage Trust, Series 2015-C1,
	Class C, 4.261%, 4/15/50	3,682,326
2,680,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C4,
	Class D, 3.561%, 11/15/48	2,492,367
1,500,000(d)	CSAIL Commercial Mortgage Trust, Series 2016-C6,
	Class D, 4.921%, 1/15/49 (144A)	1,309,074
4,106,000	DBGS Mortgage Trust, Series 2018-C1, Class 7EB,
	5.237%, 9/15/31 (144A)	4,097,713
1,455,000(a)	Freddie Mac Multifamily Structured Credit Risk,
	Series 2021-MN1, Class B1, 7.849% (SOFR30A +
	775 bps), 1/25/51 (144A)	1,556,354
2,750,000(a)	Freddie Mac Multifamily Structured Credit Risk,
	Series 2021-MN1, Class M2, 3.849% (SOFR30A +
	375 bps), 1/25/51 (144A)	2,608,819

The accompanying notes are an integral part of these financial statements.

38 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
6,000,000(a)	Freddie Mac Multifamily Structured Credit Risk,
	Series 2021-MN3, Class M2, 4.099% (SOFR30A +
	400 bps), 11/25/51 (144A)	$ 5,707,540
2,340,000(d)	FREMF Mortgage Trust, Series 2017-K66, Class B,
	4.036%, 7/25/27 (144A)	2,361,628
4,500,000(d)	FREMF Mortgage Trust, Series 2017-KW02, Class B,
	3.791%, 12/25/26 (144A)	4,332,559
2,800,000(d)	FREMF Mortgage Trust, Series 2017-KW03, Class B,
	4.064%, 7/25/27 (144A)	2,750,665
2,300,000(d)	FREMF Mortgage Trust, Series 2018-K154, Class B,
	4.024%, 11/25/32 (144A)	2,230,440
1,875,000(d)	FREMF Mortgage Trust, Series 2018-K157, Class B,
	4.303%, 8/25/33 (144A)	1,855,523
3,534,000(d)	FREMF Mortgage Trust, Series 2018-KBX1, Class B,
	3.576%, 1/25/26 (144A)	3,387,215
6,364,000(d)	FREMF Mortgage Trust, Series 2018-KHG1, Class B,
	3.812%, 12/25/27 (144A)	6,088,545
2,353,008(a)	FREMF Mortgage Trust, Series 2018-KSW4, Class C,
	5.241% (1 Month USD LIBOR + 500 bps), 10/25/28	2,264,237
975,000(d)	FREMF Mortgage Trust, Series 2018-KW07, Class B,
	4.082%, 10/25/31 (144A)	956,316
2,900,000(d)	FREMF Mortgage Trust, Series 2019-K88, Class C,
	4.382%, 2/25/52 (144A)	2,929,172
6,650,687(d)	FREMF Mortgage Trust, Series 2019-KJ24, Class B,
	7.60%, 10/25/27 (144A)	5,520,098
8,500,000(a)	FREMF Mortgage Trust, Series 2019-KS12, Class C,
	7.141% (1 Month USD LIBOR + 690 bps), 8/25/29	7,518,796
3,900,000(d)	FREMF Mortgage Trust, Series 2020-K106, Class B,
	3.585%, 3/25/53 (144A)	3,778,008
4,736,922(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C,
	6.491% (1 Month USD LIBOR + 625 bps),
	1/25/27 (144A)	4,825,457
3,996,564(a)	FREMF Mortgage Trust, Series 2020-KF83, Class C,
	9.241% (1 Month USD LIBOR + 900 bps),
	7/25/30 (144A)	4,101,183
5,000,000(g)	FREMF Mortgage Trust, Series 2021-K131,
	Class D, 0.000%, 9/25/54 (144A)	2,536,888
81,584,964	FREMF Mortgage Trust, Series 2021-K131,
	Class X2A, 0.10%, 9/25/54 (144A)	596,696
18,374,996	FREMF Mortgage Trust, Series 2021-K131,
	Class X2B, 0.10%, 9/25/54 (144A)	123,039
10,000,000(g)	FREMF Mortgage Trust, Series 2021-KG05, Class C,
	0.000%, 1/25/31 (144A)	4,915,590
123,332,856	FREMF Mortgage Trust, Series 2021-KG05,
	Class X2A, 0.10%, 1/25/31 (144A)	828,649

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 39

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
10,000,000	FREMF Mortgage Trust, Series 2021-KG05,
	Class X2B, 0.10%, 1/25/31 (144A)	$ 60,039
23,937,230(d)	FRESB Mortgage Trust, Series 2020-SB79,
	Class X1, 1.102%, 7/25/40	1,450,407
7,310,000(a)	Great Wolf Trust, Series 2019-WOLF, Class E, 3.129%
	(1 Month USD LIBOR + 273 bps), 12/15/36 (144A)	7,008,453
6,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class E, 2.897% (1 Month USD LIBOR + 250 bps),
	12/15/36 (144A)	5,869,397
5,200,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class G, 4.397% (1 Month USD LIBOR +
	400 bps), 12/15/36 (144A)	4,904,230
2,200,000(a)	GS Mortgage Securities Corp. Trust, Series 2021-IP,
	Class E, 3.947% (1 Month USD LIBOR +
	355 bps), 10/15/36 (144A)	2,138,973
4,750,000	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2018-WPT, Class BFX, 4.549%, 7/5/33 (144A)	4,796,025
3,750,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2019-BKWD, Class E, 2.997% (1 Month USD
	LIBOR + 260 bps), 9/15/29 (144A)	3,606,651
3,590,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2019-MFP, Class D, 2.057% (1 Month USD
	LIBOR + 166 bps), 7/15/36 (144A)	3,502,070
1,500,000(a)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2019-MFP, Class E, 2.557% (1 Month USD
	LIBOR + 216 bps), 7/15/36 (144A)	1,458,875
11,650,000(d)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2020-LOOP, Class F, 3.861%, 12/5/38 (144A)	9,893,526
5,600,000	Key Commercial Mortgage Securities Trust,
	Series 2019-S2, Class A3, 3.469%, 6/15/52 (144A)	5,413,076
3,100,000(a)	KNDL Mortgage Trust, Series 2019-KNSQ,
	Class F, 2.397% (1 Month USD LIBOR + 200 bps),
	5/15/36 (144A)	3,017,940
34,000,000(a)	Med Trust, Series 2021-MDLN, Class F, 4.397%
	(1 Month USD LIBOR + 400 bps), 11/15/38 (144A)	33,189,392
4,000,000(d)	Morgan Stanley Bank of America Merrill Lynch Trust,
	Series 2015-C20, Class C, 4.453%, 2/15/48	3,897,614
1,250,000(d)	Morgan Stanley Bank of America Merrill Lynch Trust,
	Series 2015-C24, Class C, 4.343%, 5/15/48	1,217,245
2,000,000	Morgan Stanley Bank of America Merrill Lynch Trust,
	Series 2017-C33, Class D, 3.356%, 5/15/50 (144A)	1,734,194
3,350,000	Morgan Stanley Capital I Trust, Series 2014-150E,
	Class AS, 4.012%, 9/9/32 (144A)	3,274,259
3,040,000	Morgan Stanley Capital I Trust, Series 2016-UBS9,
	Class D, 3.00%, 3/15/49 (144A)	2,683,988

The accompanying notes are an integral part of these financial statements.

40 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
2,000,000(d)	Morgan Stanley Capital I Trust, Series 2018-MP,
	Class A, 4.276%, 7/11/40 (144A)	$ 2,044,500
11,900,000(a)	Multifamily Connecticut Avenue Securities Trust,
	Series 2019-01, Class M10, 3.707% (1 Month USD
	LIBOR + 325 bps), 10/15/49 (144A)	11,257,927
1,030,000(d)	Natixis Commercial Mortgage Securities Trust,
	Series 2019-FAME, Class D, 4.398%, 8/15/36 (144A)	942,508
3,190,000	Palisades Center Trust, Series 2016-PLSD, Class A,
	2.713%, 4/13/33 (144A)	2,938,774
7,050,000(d)	RBS Commercial Funding, Inc. Trust, Series 2013-SMV,
	Class E, 3.584%, 3/11/31 (144A)	6,898,303
5,600,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7,
	Class D, 3.407% (1 Month USD LIBOR +
	295 bps), 11/25/36 (144A)	5,508,269
5,230,000(a)	Ready Capital Mortgage Financing LLC, Series 2022-FL8,
	Class D, 3.806% (SOFR30A +
	370 bps), 1/25/37 (144A)	5,224,229
2,500,000(a)	Ready Capital Mortgage Financing LLC, Series 2022-FL8,
	Class E, 4.356% (SOFR30A +
	425 bps), 1/25/37 (144A)	2,497,236
2,659,000(d)	Ready Capital Mortgage Trust, Series 2019-5, Class C,
	5.054%, 2/25/52 (144A)	2,632,132
5,400,000(d)	Ready Capital Mortgage Trust, Series 2019-5, Class E,
	5.489%, 2/25/52 (144A)	5,267,164
6,450,000(a)	Ready Captial Mortgage Financing LLC, Series 2019-FL3,
	Class D, 3.357% (1 Month USD LIBOR +
	290 bps), 3/25/34 (144A)	6,295,639
2,403,000(d)	ReadyCap Commercial Mortgage Trust, Series 2019-6,
	Class C, 4.127%, 10/25/52 (144A)	2,289,398
8,350,000	SLG Office Trust, Series 2021-OVA, Class E, 2.851%,
	7/15/41 (144A)	7,147,824
12,900,000	SLG Office Trust, Series 2021-OVA, Class F, 2.851%,
	7/15/41 (144A)	10,493,518
1,755,427(a)	SLIDE, Series 2018-FUN, Class E, 2.947% (1 Month USD
	LIBOR + 255 bps), 6/15/31 (144A)	1,702,155
3,000,000(d)	Soho Trust, Series 2021-SOHO, Class A, 2.697%, 8/10/38
	(144A)	2,705,215
67,584,000(d)	UBS Commercial Mortgage Trust, Series 2018-C9,
	Class XB, 0.324%, 3/15/51	1,380,592
3,912,000(d)	UBS-Barclays Commercial Mortgage Trust,
	Series 2013-C6, Class B, 3.875%, 4/10/46 (144A)	3,863,239
2,400,000(a)	XCALI Mortgage Trust, Series 2020-5, Class A, 4.25%
	(1 Month USD LIBOR + 325 bps), 10/15/23 (144A)	2,398,139

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 41

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
COMMERCIAL MORTGAGE-BACKED
SECURITIES — (continued)
5,200,000(a)	XCALI Mortgage Trust, Series 2021-CT2, Class A, 3.25%
	(1 Month USD LIBOR + 225 bps), 4/6/23 (144A)	$ 5,166,701
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $417,718,687)	$ 399,287,038
CONVERTIBLE CORPORATE BONDS — 0.7% of
Net Assets
Airlines — 0.1%
2,595,000	GOL Equity Finance SA, 3.75%, 7/15/24 (144A)	$ 2,118,169
5,156,000	Spirit Airlines, Inc., 1.00%, 5/15/26	4,624,932
	Total Airlines	$ 6,743,101
Banks — 0.0%†
IDR 15,039,758,000	PT Bakrie & Brothers Tbk, 12/22/22	$ 104,715
	Total Banks	$ 104,715
Beverages — 0.0%†
1,935,000	MGP Ingredients, Inc., 1.875%, 11/15/41 (144A)	$ 2,176,321
	Total Beverages	$ 2,176,321
Biotechnology — 0.1%
3,493,000	Insmed, Inc., 1.75%, 1/15/25	$ 3,486,049
	Total Biotechnology	$ 3,486,049
Entertainment — 0.2%
12,093,000(g)	DraftKings, Inc., 3/15/28	$ 8,688,821
1,892,000	IMAX Corp., 0.50%, 4/1/26 (144A)	1,797,400
	Total Entertainment	$ 10,486,221
Pharmaceuticals — 0.1%
7,025,000	Tricida, Inc., 3.50%, 5/15/27	$ 3,447,870
	Total Pharmaceuticals	$ 3,447,870
Software — 0.2%
2,231,000	Bentley Systems, Inc., 0.375%, 7/1/27 (144A)	$ 1,936,508
4,819,000	Verint Systems, Inc., 0.25%, 4/15/26 (144A)	5,025,170
	Total Software	$ 6,961,678
TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $40,266,931)	$ 33,405,955

The accompanying notes are an integral part of these financial statements.

42 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
	CORPORATE BONDS — 32.1% of Net Assets
	Advertising — 0.2%
11,354,000	Stagwell Global LLC, 5.625%, 8/15/29 (144A)	$ 10,760,526
	Total Advertising	$ 10,760,526
	Aerospace & Defense — 1.0%
25,979,000	Boeing Co., 3.75%, 2/1/50	$ 23,120,318
18,950,000	Boeing Co., 5.805%, 5/1/50	21,871,910
	Total Aerospace & Defense	$ 44,992,228
	Agriculture — 0.2%
7,305,000	Amaggi Luxembourg International S.a.r.l.,
	5.25%, 1/28/28 (144A)	$ 7,085,923
	Total Agriculture	$ 7,085,923
	Airlines — 1.2%
1,920,000	Air Canada, 3.875%, 8/15/26 (144A)	$ 1,812,000
7,177,585	Alaska Airlines 2020-1 Class A Pass Through Trust,
	4.80%, 8/15/27 (144A)	7,347,347
1,630,000	American Airlines 2021-1 Class B Pass Through Trust,
	3.95%, 7/11/30	1,476,484
4,999,139	British Airways 2019-1 Class A Pass Through Trust,
	3.35%, 6/15/29 (144A)	4,738,528
5,010,403	British Airways 2019-1 Class AA Pass Through Trust,
	3.30%, 12/15/32 (144A)	4,741,263
1,672,228	British Airways 2020-1 Class A Pass Through Trust,
	4.25%, 11/15/32 (144A)	1,672,308
2,382,801	British Airways 2020-1 Class B Pass Through Trust,
	8.375%, 11/15/28 (144A)	2,632,984
9,180,000	Gol Finance SA, 8.00%, 6/30/26 (144A)	8,249,056
11,390,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	11,276,100
8,145,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual
	Property Assets, Ltd., 6.50%, 6/20/27 (144A)	8,491,163
1,020,000	United Airlines, Inc., 4.375%, 4/15/26 (144A)	1,004,063
1,020,000	United Airlines, Inc., 4.625%, 4/15/29 (144A)	969,969
	Total Airlines	$ 54,411,265
	Auto Manufacturers — 0.6%
4,312,000	Ford Motor Co., 5.291%, 12/8/46	$ 4,185,249
7,600,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	6,889,628
15,325,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	14,551,317
	Total Auto Manufacturers	$ 25,626,194
	Auto Parts & Equipment — 0.1%
3,940,000	Dana, Inc., 4.25%, 9/1/30	$ 3,605,888
	Total Auto Parts & Equipment	$ 3,605,888

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 43

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
		Banks — 4.9%
	20,800,000(d)	ABN AMRO Bank NV, 3.324% (5 Year CMT Index +
		190 bps), 3/13/37 (144A)	$ 18,905,991
	5,180,000	Access Bank Plc, 6.125%, 9/21/26 (144A)	4,869,200
ARS	58,500,000(a)	Banco de la Ciudad de Buenos Aires, 44.974%
		(BADLARPP + 399 bps), 12/5/22	103,965
	4,845,000	Banco do Brasil SA, 3.25%, 9/30/26 (144A)	4,663,361
	4,608,000(d)(h)	Banco Mercantil del Norte SA, 6.75% (5 Year CMT
		Index + 497 bps) (144A)	4,527,360
	3,460,000(d)(h)	Banco Mercantil del Norte SA, 8.375% (5 Year CMT
		Index + 776 bps) (144A)	3,611,410
	4,240,000	Banco Santander Mexico SA Institucion de Banca Multiple
		Grupo Financiero Santand, 5.375%, 4/17/25 (144A)	4,394,060
	8,400,000(d)	Banco Santander SA, 3.225% (1 Year CMT Index +
		160 bps), 11/22/32	7,540,341
	14,450,000(d)	BPCE SA, 3.116% (SOFR + 173 bps), 10/19/32 (144A)	13,080,292
	7,445,000(d)	BPCE SA, 3.648% (5 Year CMT Index + 190 bps),
		1/14/37 (144A)	6,961,885
	2,405,000(d)(h)	Credit Suisse Group AG, 5.25% (5 Year CMT Index +
		489 bps) (144A)	2,224,625
KZT	1,923,750,000	Development Bank of Kazakhstan JSC, 10.75%, 2/12/25	3,424,791
	1,520,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	1,409,374
	3,005,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	2,995,925
	1,600,000(d)	ING Groep NV, 4.252% (SOFR + 207 bps), 3/28/33	1,647,248
	19,337,000(d)(h)	ING Groep NV, 4.25% (5 Year CMT Index + 286 bps)	16,460,621
	1,245,000(d)	Intesa Sanpaolo S.p.A., 4.198% (1 Year CMT Index +
		260 bps), 6/1/32 (144A)	1,102,728
EUR	5,560,000(d)(h)	Intesa Sanpaolo S.p.A., 7.75% (5 Year EUR Swap +
		719 bps)	6,830,064
	11,185,000(d)	Macquarie Group, Ltd., 2.871% (SOFR + 153 bps),
		1/14/33 (144A)	9,928,941
	9,814,000(d)(h)	Nordea Bank Abp, 3.75% (5 Year CMT Index +
		260 bps) (144A)	8,423,651
	8,000,000(d)	Societe Generale SA, 4.027% (1 Year CMT Index +
		190 bps), 1/21/43 (144A)	6,961,550
	4,635,000(d)(h)	Societe Generale SA, 5.375% (5 Year CMT Index +
		451 bps) (144A)	4,316,344
	5,010,000(d)(h)+^	Sovcombank Via SovCom Capital DAC, 7.60% (5 Year
		CMT Index + 636 bps) (144A)	250,500
	21,130,000(d)	Standard Chartered Plc, 3.603% (1 Year CMT Index +
		190 bps), 1/12/33 (144A)	19,558,776
EUR	28,280,100(f)(h)	Stichting AK Rabobank Certificaten, 6.50%	36,501,611
	17,459,000(d)	UniCredit S.p.A., 5.459% (5 Year CMT Index +
		475 bps), 6/30/35 (144A)	16,684,855

The accompanying notes are an integral part of these financial statements.

44 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)			Value
		Banks — (continued)
	9,395,000(d)	UniCredit S.p.A., 7.296% (5 Year USD 1100 Run
		ICE Swap Rate + 491 bps), 4/2/34 (144A)	$ 9,952,024
		Total Banks	$ 217,331,493
		Beverages — 0.1%
	5,655,000	Central American Bottling Corp./CBC Bottling
		Holdco SL/Beliv Holdco SL, 5.25%, 4/27/29 (144A)	$ 5,626,725
		Total Beverages	$ 5,626,725
		Biotechnology — 0.4%
	2,100,000	Amgen, Inc., 4.20%, 2/22/52	$ 2,170,612
	5,195,000	Amgen, Inc., 4.40%, 2/22/62	5,389,977
	6,430,000	Bio-Rad Laboratories, Inc., 3.70%, 3/15/32	6,355,048
EUR	2,405,000	Cidron Aida Finco S.a.r.l., 5.00%, 4/1/28 (144A)	2,491,375
EUR	2,625,000	Grifols Escrow Issuer SA, 3.875%, 10/15/28 (144A)	2,756,969
		Total Biotechnology	$ 19,163,981
		Building Materials — 0.8%
	5,970,000	Cemex SAB de CV, 5.45%, 11/19/29 (144A)	$ 6,037,222
	5,550,000	Fortune Brands Home & Security, Inc., 4.50%, 3/25/52	5,429,003
	960,000	MIWD Holdco II LLC/MIWD Finance Corp., 5.50%,
		2/1/30 (144A)	892,944
	4,365,000	Patrick Industries, Inc., 4.75%, 5/1/29 (144A)	3,753,900
	9,325,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	8,579,000
	11,730,000	Summit Materials LLC/Summit Materials Finance
		Corp., 5.25%, 1/15/29 (144A)	11,621,615
		Total Building Materials	$ 36,313,684
		Chemicals — 0.7%
	2,700,000	Braskem Idesa SAPI, 6.99%, 2/20/32 (144A)	$ 2,646,162
	2,566,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	2,569,131
	7,843,000	Olin Corp., 5.00%, 2/1/30	7,705,747
	710,000	Olin Corp., 5.625%, 8/1/29	723,458
	3,800,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%,
		11/1/26 (144A)	3,496,000
	5,055,000	Trinseo Materials Operating SCA/Trinseo Materials
		Finance, Inc., 5.125%, 4/1/29 (144A)	4,664,400
	11,740,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	10,976,900
		Total Chemicals	$ 32,781,798
		Commercial Services — 1.2%
	5,196,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 6.625%, 7/15/26 (144A)	$ 5,257,469
EUR	2,470,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp./Atlas Luxco 4 S.a.r.l., 3.625%, 6/1/28 (144A)	2,493,349

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 45

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Commercial Services — (continued)
1,670,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	$ 1,586,500
1,025,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	958,068
5,270,000	CoreLogic, Inc., 4.50%, 5/1/28 (144A)	4,968,556
5,375,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	5,149,519
3,830,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	3,450,753
437,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	447,925
2,835,000	HealthEquity, Inc., 4.50%, 10/1/29 (144A)	2,686,163
1,655,000	Nielsen Finance LLC/Nielsen Finance Co., 4.50%,
	7/15/29 (144A)	1,650,863
1,690,000	Nielsen Finance LLC/Nielsen Finance Co., 4.75%,
	7/15/31 (144A)	1,688,952
3,795,000	Prime Security Services Borrower LLC/Prime
	Finance, Inc., 5.75%, 4/15/26 (144A)	3,871,564
10,716,000	Prime Security Services Borrower LLC/Prime
	Finance, Inc., 6.25%, 1/15/28 (144A)	10,495,250
MXN 73,500,000	Red de Carreteras de Occidente SAB de CV,
	9.00%, 6/10/28 (144A)	3,644,976
4,035,000	Sotheby’s, 7.375%, 10/15/27 (144A)	4,132,203
	Total Commercial Services	$ 52,482,110
	Computers — 0.2%
990,000	CA Magnum Holdings, 5.375%, 10/31/26 (144A)	$ 975,150
3,915,000	KBR, Inc., 4.75%, 9/30/28 (144A)	3,814,345
2,415,000	NCR Corp., 5.00%, 10/1/28 (144A)	2,312,362
1,215,000	NCR Corp., 5.25%, 10/1/30 (144A)	1,145,138
	Total Computers	$ 8,246,995
	Cosmetics/Personal Care — 0.1%
5,445,000	Edgewell Personal Care Co., 5.50%, 6/1/28 (144A)	$ 5,435,662
	Total Cosmetics/Personal Care	$ 5,435,662
	Diversified Financial Services — 2.2%
8,250,000	AerCap Ireland Capital DAC/AerCap Global
	Aviation Trust, 3.30%, 1/30/32	$ 7,438,151
16,065,000	Air Lease Corp., 2.875%, 1/15/32	14,385,762
7,310,000	Air Lease Corp., 3.125%, 12/1/30	6,759,158
9,950,000	B3 SA - Brasil Bolsa Balcao, 4.125%, 9/20/31 (144A)	8,917,787
8,607,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	8,746,864
6,660,000	Credito Real SAB de CV SOFOM ER, 8.00%,
	1/21/28 (144A)	765,967
17,245,453(i)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or
	6.50% Cash), 9/15/24 (144A)	15,684,222
5,575,000	OneMain Finance Corp., 3.50%, 1/15/27	5,156,875

The accompanying notes are an integral part of these financial statements.

46 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)			Value
		Diversified Financial Services — (continued)
	2,500,000(a)	OWS Cre Funding I LLC, 5.355% (1 Month USD LIBOR +
		490 bps), 9/1/23 (144A)	$ 2,491,496
EUR	3,215,000	Sherwood Financing Plc, 4.50%, 11/15/26 (144A)	3,391,802
GBP	5,170,000	Sherwood Financing Plc, 6.00%, 11/15/26 (144A)	6,418,034
	8,705,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	7,756,329
	8,185,000	VistaJet Malta Finance PLC/XO Management
		Holding, Inc., 6.375%, 2/1/30 (144A)	7,734,825
		Total Diversified Financial Services	$ 95,647,272
		Electric — 1.7%
	3,967,125	Adani Renewable Energy RJ, Ltd./Kodangal Solar
		Parks Pvt, Ltd./Wardha Solar Maharash, 4.625%,
		10/15/39 (144A)	$ 3,455,929
	7,670,000(d)	Algonquin Power & Utilities Corp., 4.75% (5 Year
		CMT Index + 325 bps), 1/18/82	7,141,154
	1,605,000	Calpine Corp., 4.625%, 2/1/29 (144A)	1,476,600
	1,605,000	Calpine Corp., 5.00%, 2/1/31 (144A)	1,460,550
	4,030,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	3,768,433
	1,340,000	Clearway Energy Operating LLC, 3.75%, 1/15/32 (144A)	1,232,800
EUR	3,240,000	ContourGlobal Power Holdings SA, 2.75%,
		1/1/26 (144A)	3,377,295
EUR	1,635,000	ContourGlobal Power Holdings SA, 3.125%,
		1/1/28 (144A)	1,672,721
	9,225,000	Light Servicos de Eletricidade SA/Light Energia SA,
		4.375%, 6/18/26 (144A)	8,648,438
	2,336,000	NextEra Energy Operating Partners LP, 4.50%,
		9/15/27 (144A)	2,338,920
	1,645,000	NRG Energy, Inc., 3.375%, 2/15/29 (144A)	1,462,257
	2,285,000	NRG Energy, Inc., 3.625%, 2/15/31 (144A)	2,009,863
	8,980,000	NRG Energy, Inc., 3.875%, 2/15/32 (144A)	7,902,400
	20,059,000	NRG Energy, Inc., 4.45%, 6/15/29 (144A)	20,080,961
	1,913,000	Vistra Operations Co. LLC, 4.30%, 7/15/29 (144A)	1,846,708
	9,005,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	8,509,725
		Total Electric	$ 76,384,754
		Electrical Components & Equipments — 0.5%
EUR	7,865,000	Belden, Inc., 3.375%, 7/15/27 (144A)	$ 8,488,952
EUR	4,585,000	Belden, Inc., 3.375%, 7/15/31 (144A)	4,720,412
EUR	6,020,000	Energizer Gamma Acquisition BV, 3.50%,
		6/30/29 (144A)	5,852,428
	1,025,000	Energizer Holdings, Inc., 6.50%, 12/31/27 (144A)	1,014,750
		Total Electrical Components & Equipments	$ 20,076,542
		Electronics — 0.1%
	2,600,000	Atkore, Inc., 4.25%, 6/1/31 (144A)	$ 2,418,000
		Total Electronics	$ 2,418,000

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 47

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Energy-Alternate Sources — 0.0%†
646,312	Alta Wind Holdings LLC, 7.00%, 6/30/35 (144A)	$ 704,491
	Total Energy-Alternate Sources	$ 704,491
	Engineering & Construction — 0.6%
1,930,000	Arcosa, Inc., 4.375%, 4/15/29 (144A)	$ 1,831,088
7,985,000	Artera Services LLC, 9.033%, 12/4/25 (144A)	7,885,187
8,087,000	Dycom Industries, Inc., 4.50%, 4/15/29 (144A)	7,621,997
1,615,000	IHS Holding, Ltd., 5.625%, 11/29/26 (144A)	1,528,598
1,425,000	IHS Holding, Ltd., 6.25%, 11/29/28 (144A)	1,336,650
4,275,000	TopBuild Corp., 4.125%, 2/15/32 (144A)	3,874,219
	Total Engineering & Construction	$ 24,077,739
	Entertainment — 0.7%
1,795,000	Caesars Entertainment, Inc., 4.625%, 10/15/29 (144A)	$ 1,684,410
5,180,000	CDI Escrow Issuer, Inc., 5.75%, 4/1/30 (144A)	5,231,800
11,100,000	Resorts World Las Vegas LLC/RWLV Capital, Inc.,
	4.625%, 4/16/29 (144A)	10,040,787
3,400,000	Resorts World Las Vegas LLC/RWLV Capital, Inc.,
	4.625%, 4/6/31 (144A)	2,982,969
2,910,000	Scientific Games Holdings LP/Scientific Games US
	FinCo, Inc., 6.625%, 3/1/30 (144A)	2,868,620
1,735,000	Scientific Games International, Inc., 7.00%,
	5/15/28 (144A)	1,798,310
1,735,000	Scientific Games International, Inc., 7.25%,
	11/15/29 (144A)	1,819,581
3,636,000	Scientific Games International, Inc., 8.25%,
	3/15/26 (144A)	3,785,985
	Total Entertainment	$ 30,212,462
	Food — 0.4%
GBP 5,520,000	Bellis Acquisition Co. Plc, 3.25%, 2/16/26 (144A)	$ 6,690,543
1,510,000	Bimbo Bakeries USA, Inc., 4.00%, 5/17/51 (144A)	1,411,865
2,830,000	JBS USA LUX SA/JBS USA Food Co./JBS USA
	Finance, Inc., 3.00%, 5/15/32 (144A)	2,525,803
1,791,000	JBS USA LUX SA/JBS USA Food Co./JBS USA
	Finance, Inc., 5.50%, 1/15/30 (144A)	1,830,904
5,735,000	Minerva Luxembourg SA, 4.375%, 3/18/31 (144A)	5,188,455
2,170,000	US Foods, Inc., 4.625%, 6/1/30 (144A)	2,012,675
	Total Food	$ 19,660,245

The accompanying notes are an integral part of these financial statements.

48 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)			Value
		Forest Products & Paper — 0.2%
EUR	1,950,000	Ahlstrom-Munksjo Holding 3 Oy, 3.625%, 2/4/28 (144A)	$ 2,005,943
	2,288,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	2,124,980
	3,004,000	Inversiones CMPC SA, 3.85%, 1/13/30 (144A)	2,918,416
		Total Forest Products & Paper	$ 7,049,339
		Gas — 0.0%†
	2,195,000	Promigas SA ESP/Gases del Pacifico SAC, 3.75%,
		10/16/29 (144A)	$ 1,987,594
		Total Gas	$ 1,987,594
		Hand/Machine Tools — 0.1%
EUR	3,950,000	IMA Industria Macchine Automatiche S.p.A.,
		3.75%, 1/15/28 (144A)	$ 4,091,120
		Total Hand/Machine Tools	$ 4,091,120
		Healthcare-Services — 0.5%
	4,195,000	Auna SAA, 6.50%, 11/20/25 (144A)	$ 4,048,175
EUR	3,860,000	CAB SELAS, 3.375%, 2/1/28 (144A)	4,056,140
EUR	2,272,000	IQVIA, Inc., 2.25%, 1/15/28 (144A)	2,384,236
	2,655,000	ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29 (144A)	2,475,018
	7,950,000	Tenet Healthcare Corp., 4.375%, 1/15/30 (144A)	7,631,443
	3,421,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	3,258,503
		Total Healthcare-Services	$ 23,853,515
		Home Builders — 0.0%†
	913,000	M/I Homes, Inc., 3.95%, 2/15/30	$ 803,468
		Total Home Builders	$ 803,468
		Insurance — 1.2%
	2,094,000	Aon Corp./Aon Global Holdings Plc, 2.60%, 12/2/31	$ 1,926,717
	13,080,000(d)	Farmers Insurance Exchange, 4.747% (3 Month
		USD LIBOR + 323 bps), 11/1/57 (144A)	13,700,119
EUR	2,650,000(d)	Liberty Mutual Group, Inc., 3.625% (5 Year EUR Swap +
		370 bps), 5/23/59 (144A)	2,894,918
	22,651,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	30,657,817
	3,800,000	Liberty Mutual Insurance Co., 8.50%, 5/15/25 (144A)	4,351,632
		Total Insurance	$ 53,531,203
		Internet — 0.1%
EUR	4,985,000	United Group BV, 5.25%, 2/1/30 (144A)	$ 5,149,983
		Total Internet	$ 5,149,983
		Iron & Steel — 0.3%
	2,889,000	Cleveland-Cliffs, Inc., 4.875%, 3/1/31 (144A)	$ 2,850,634
	1,985,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	2,084,250
	4,350,000	Commercial Metals Co., 4.375%, 3/15/32	4,040,063

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 49

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
		Iron & Steel — (continued)
	2,675,000	Metinvest BV, 7.65%, 10/1/27 (144A)	$ 1,177,000
	4,375,000	TMS International Corp., 6.25%, 4/15/29 (144A)	4,156,250
		Total Iron & Steel	$ 14,308,197
		Leisure Time — 0.3%
	560,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 564,289
EUR	660,000	Carnival Corp., 7.625%, 3/1/26 (144A)	746,918
	1,130,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	1,047,900
	300,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%,
		2/15/29 (144A)	273,826
	10,582,000	VOC Escrow, Ltd., 5.00%, 2/15/28 (144A)	9,881,424
		Total Leisure Time	$ 12,514,357
		Lodging — 0.2%
	3,115,000	Genting New York LLC/GENNY Capital, Inc.,
		3.30%, 2/15/26 (144A)	$ 2,949,722
	3,125,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton
		Grand Vacations Borrower Esc, 5.00%, 6/1/29 (144A)	2,994,483
	4,500,000	Sands China, Ltd., 4.375%, 6/18/30	4,063,455
		Total Lodging	$ 10,007,660
		Media — 0.7%
	3,910,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
		4.50%, 6/1/33 (144A)	$ 3,489,675
	6,000,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
		4.75%, 3/1/30 (144A)	5,757,870
	5,955,000	Charter Communications Operating LLC/Charter
		Communications Operating Capital, 4.40%, 4/1/33	5,938,321
	6,200,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	5,184,998
	2,305,000	CSC Holdings LLC, 5.00%, 11/15/31 (144A)	1,931,267
	1,345,000	CSC Holdings LLC, 5.50%, 4/15/27 (144A)	1,333,231
	2,034,000	Diamond Sports Group LLC/Diamond Sports
		Finance Co., 6.625%, 8/15/27 (144A)	422,055
	2,025,000	Sinclair Television Group, Inc., 4.125%, 12/1/30 (144A)	1,805,632
	4,205,000	VZ Secured Financing BV, 5.00%, 1/15/32 (144A)	3,931,675
		Total Media	$ 29,794,724
		Metal Fabricate/Hardware — 0.1%
	5,023,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 4,206,763
		Total Metal Fabricate/Hardware	$ 4,206,763
		Mining — 0.8%
	4,776,000	AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30	$ 4,467,948
	11,678,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	10,138,840
	8,750,000	FMG Resources August 2006 Pty, Ltd., 4.375%,
		4/1/31 (144A)	8,276,625

The accompanying notes are an integral part of these financial statements.

50 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
	Mining — (continued)
11,990,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	$ 10,880,925
2,590,000	Novelis Corp., 3.875%, 8/15/31 (144A)	2,368,969
	Total Mining	$ 36,133,307
	Miscellaneous Manufacturing — 0.1%
2,287,000	Hillenbrand, Inc., 3.75%, 3/1/31	$ 2,092,605
	Total Miscellaneous Manufacturing	$ 2,092,605
	Multi-National — 1.0%
4,880,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	$ 4,619,330
8,430,000	Banque Ouest Africaine de Developpement,
	4.70%, 10/22/31 (144A)	8,314,509
2,860,000	Banque Ouest Africaine de Developpement,
	5.00%, 7/27/27 (144A)	2,879,505
IDR 189,000,300,000	European Bank for Reconstruction &
	Development, 6.45%, 12/13/22	13,417,211
IDR 113,010,000,000	Inter-American Development Bank Series
	GDP, 7.875%, 3/14/23	8,139,080
KZT 2,993,000,000	International Finance Corp., 7.50%, 2/3/23	5,524,331
	Total Multi-National	$ 42,893,966
	Oil & Gas — 2.1%
18,480,000	Cenovus Energy, Inc., 6.75%, 11/15/39	$ 22,835,522
7,175,000	Harbour Energy Plc, 5.50%, 10/15/26 (144A)	7,085,313
4,737,000	International Petroleum Corp., 7.25%, 2/1/27 (144A)	4,654,103
8,060,000	MC Brazil Downstream Trading S.a.r.l, 7.25%,
	6/30/31 (144A)	7,404,722
905,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	914,765
309,000	MEG Energy Corp., 6.50%, 1/15/25 (144A)	314,021
3,815,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	3,994,305
8,985,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	8,996,680
9,125,000	Occidental Petroleum Corp., 4.40%, 4/15/46	8,668,750
4,435,000	Petroleos Mexicanos, 6.70%, 2/16/32	4,213,250
2,217,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	2,261,340
6,025,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	6,138,752
6,425,000	Valero Energy Corp., 4.00%, 6/1/52	6,034,910
12,895,000	YPF SA, 6.95%, 7/21/27 (144A)	9,606,904
ARS 22,175,000	YPF SA, 16.50%, 5/9/22 (144A)	106,893
	Total Oil & Gas	$ 93,230,230
	Pharmaceuticals — 0.8%
2,570,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	$ 2,386,887
1,720,000	Bausch Health Cos., Inc., 5.00%, 1/30/28 (144A)	1,416,540
3,993,524	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	4,371,378
584,499	CVS Pass-Through Trust, 6.036%, 12/10/28	626,547

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 51

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
		Pharmaceuticals — (continued)
	793,171	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	$ 952,134
	2,424,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	2,261,956
EUR	1,625,000	Teva Pharmaceutical Finance Netherlands II BV,
		3.75%, 5/9/27	1,695,628
EUR	2,725,000	Teva Pharmaceutical Finance Netherlands II BV,
		4.375%, 5/9/30	2,799,324
	16,473,000	Teva Pharmaceutical Finance Netherlands III BV,
		3.15%, 10/1/26	14,930,798
	1,478,000	Teva Pharmaceutical Finance Netherlands III BV,
		4.75%, 5/9/27	1,425,808
	1,328,000	Teva Pharmaceutical Finance Netherlands III BV,
		5.125%, 5/9/29	1,276,367
		Total Pharmaceuticals	$ 34,143,367
		Pipelines — 2.1%
	4,597,000	DCP Midstream Operating LP, 5.60%, 4/1/44	$ 4,830,344
	1,262,000	Energy Transfer LP, 6.125%, 12/15/45	1,392,276
	1,694,000(d)(h)	Energy Transfer LP, 6.625% (3 Month USD LIBOR +
		416 bps)	1,516,130
	40,923,000(d)(h)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	40,104,540
	796,000	EnLink Midstream LLC, 5.375%, 6/1/29	796,000
	15,145,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	12,797,525
	3,862,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	3,330,975
	4,224,000	Midwest Connector Capital Co. LLC, 4.625%,
		4/1/29 (144A)	4,269,035
	9,425,000	ONEOK, Inc., 6.875%, 9/30/28	10,648,086
	8,690,000	Williams Cos., Inc., 7.75%, 6/15/31	10,888,433
		Total Pipelines	$ 90,573,344
		Real Estate — 0.3%
EUR	5,800,000	ADLER Real Estate AG, 3.00%, 4/27/26	$ 5,823,132
	6,210,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30	5,905,151
		Total Real Estate	$ 11,728,283
		REITs — 0.4%
	2,359,000	GLP Capital LP/GLP Financing II, Inc., 3.25%, 1/15/32	$ 2,140,321
	7,615,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%,
		6/15/26 (144A)	7,234,250
	1,890,000	iStar, Inc., 4.25%, 8/1/25	1,868,199
	2,213,000	Starwood Property Trust, Inc., 4.375%, 1/15/27 (144A)	2,146,610
	2,975,000	Uniti Group LP/Uniti Group Finance, Inc./CSL
		Capital LLC, 6.50%, 2/15/29 (144A)	2,779,993
		Total REITs	$ 16,169,373

The accompanying notes are an integral part of these financial statements.

52 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)			Value
		Retail — 0.4%
	465,000	Asbury Automotive Group, Inc., 4.50%, 3/1/28	$ 446,679
	435,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30	410,531
	978,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	903,486
EUR	4,500,000	Food Service Project SA, 5.50%, 1/21/27 (144A)	4,872,888
	3,805,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	3,593,746
	6,089,000	Penske Automotive Group, Inc., 3.75%, 6/15/29	5,466,948
		Total Retail	$ 15,694,278
		Semiconductors — 0.2%
	6,940,000	Broadcom, Inc., 4.15%, 4/15/32 (144A)	$ 6,924,801
		Total Semiconductors	$ 6,924,801
		Software — 0.1%
	6,525,000	Minerva Merger Sub, Inc., 6.50%, 2/15/30 (144A)	$ 6,344,910
		Total Software	$ 6,344,910
		Telecommunications — 1.8%
	475,000	Altice France SA, 5.125%, 1/15/29 (144A)	$ 422,011
	1,835,000	Altice France SA, 5.125%, 7/15/29 (144A)	1,644,619
	9,874,000	Altice France SA, 5.50%, 1/15/28 (144A)	9,156,160
	4,600,000	CommScope Technologies LLC, 5.00%, 3/15/27 (144A)	4,002,529
	4,120,000	CommScope, Inc., 4.75%, 9/1/29 (144A)	3,800,700
	1,976,217	Digicel International Finance Ltd/Digicel international
		Holdings, Ltd., 8.00%, 12/31/26 (144A)	1,832,961
	4,950,371	Digicel International Finance Ltd/Digicel international
		Holdings, Ltd., 8.75%, 5/25/24 (144A)	4,925,619
	1,240,000	Level 3 Financing, Inc., 3.75%, 7/15/29 (144A)	1,098,925
	4,351,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	4,127,641
	4,235,000	LogMeIn, Inc., 5.50%, 9/1/27 (144A)	3,952,780
EUR	6,915,000	Lorca Telecom Bondco SA, 4.00%, 9/18/27 (144A)	7,362,854
	3,010,000	Lumen Technologies, Inc., 4.00%, 2/15/27 (144A)	2,806,825
	4,250,000	Lumen Technologies, Inc., 4.50%, 1/15/29 (144A)	3,654,979
	1,346,400	Millicom International Cellular SA, 6.25%,
		3/25/29 (144A)	1,428,699
	3,825,000	MTN Mauritius Investments, Ltd., 6.50%,
		10/13/26 (144A)	4,021,223
	12,551,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	12,925,773
	6,900,000	Total Play Telecomunicaciones SA de CV,
		6.375%, 9/20/28 (144A)	6,147,072
	4,270,000	Windstream Escrow LLC/Windstream Escrow
		Finance Corp., 7.75%, 8/15/28 (144A)	4,323,375
		Total Telecommunications	$ 77,634,745

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 53

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Transportation — 0.4%
4,910,000	Hidrovias International Finance SARL, 4.95%,
	2/8/31 (144A)	$ 4,135,889
3,172,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	2,965,820
2,785,000	Simpar Europe SA, 5.20%, 1/26/31 (144A)	2,495,360
6,290,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	6,761,750
	Total Transportation	$ 16,358,819
	TOTAL CORPORATE BONDS
	(Cost $1,481,863,411)	$1,410,265,928

Shares
CONVERTIBLE PREFERRED STOCKS — 2.1% of
Net Assets
Banks — 2.1%
6,897(h)	Bank of America Corp., 7.25%	$ 9,052,312
61,824(h)	Wells Fargo & Co., 7.50%	81,916,800
	Total Banks	$ 90,969,112
TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost $92,359,687)	$ 90,969,112
RIGHTS/WARRANTS — 0.0%† of Net Assets
Metals & Mining — 0.0%†
1,880,020(j)	ANR, Inc., 3/31/23	$ 8,460
	Total Metals & Mining	$ 8,460
Oil, Gas & Consumable Fuels — 0.0%†
365(c)(k)	Alpha Metallurgical Resources, Inc., 7/26/23	$ 36,865
	Total Oil, Gas & Consumable Fuels	$ 36,865
RIGHTS/WARRANTS
	(Cost $234,627)	$ 45,325

Principal
Amount
USD ($)
INSURANCE-LINKED SECURITIES — 3.1% of
Net Assets#
Event Linked Bonds — 1.0%
Earthquakes – California — 0.1%
750,000(a)	Phoenician Re, 3.155%, (3 Month U.S. Treasury Bill +
	250 bps), 12/14/24 (144A)	$ 745,200
3,000,000(a)	Ursa Re II, 4.405%, (3 Month U.S. Treasury Bill +
	375 bps), 12/7/23 (144A)	2,989,500
$ 3,734,700

The accompanying notes are an integral part of these financial statements.

54 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
Earthquakes – Mexico — 0.0%†
250,000(a)	International Bank for Reconstruction & Development,
4.223%, (3 Month USD LIBOR + 350 bps),
	3/13/24 (144A)	$ 252,600
Health – U.S. — 0.0%†
1,500,000(a)	Vitality Re X, 2.405%, (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	$ 1,486,650
Inland Flood – U.S. — 0.1%
1,500,000(a)	FloodSmart Re, 11.905%, (3 Month U.S. Treasury Bill +
	1,125 bps), 2/25/25 (144A)	$ 1,492,350
1,000,000(a)	FloodSmart Re, 14.235%, (3 Month U.S. Treasury Bill +
	1,358 bps), 3/1/24 (144A)	981,500
750,000(a)	FloodSmart Re, 15.588%, (3 Month U.S. Treasury Bill +
	1,508 bps), 2/27/23 (144A)	730,425
$ 3,204,275
Multiperil – Florida — 0.0%†
250,000(a)	Sanders Re II, 6.085%, (3 Month U.S. Treasury Bill +
	543 bps), 6/7/23 (144A)	$ 253,325
Multiperil – Japan — 0.0%†
500,000(a)	Akibare Re, 2.897%, (3 Month USD LIBOR + 193
	bps), 4/7/22	$ 498,500
Multiperil – Texas — 0.0%†
1,500,000(a)	Alamo Re, 5.695%, (1 Month U.S. Treasury Bill +
	504 bps), 6/8/22 (144A)	$ 1,504,200
Multiperil – U.S. — 0.3%
900,000(a)	Easton Re Pte, 4.681%, (3 Month U.S. Treasury Bill +
	400 bps), 1/8/24 (144A)	$ 897,750
500,000(a)	Four Lakes Re, 5.405%, (3 Month U.S. Treasury Bill +
	475 bps), 1/7/25 (144A)	496,000
1,500,000(a)	Four Lakes Re, 7.655%, (3 Month U.S. Treasury Bill +
	700 bps), 1/5/24 (144A)	1,504,050
1,500,000(a)	Four Lakes Re, 10.155%, (3 Month U.S. Treasury Bill +
	950 bps), 1/5/24 (144A)	1,497,300
500,000(a)	Herbie Re, 10.375%, (3 Month U.S. Treasury Bill +
	900 bps), 1/8/25 (144A)	510,750
1,750,000(a)	Matterhorn Re, 5.875%, (SOFR + 525 bps),
	3/24/25 (144A)	1,749,125
750,000(a)	Matterhorn Re, 8.371%, (SOFR + 775 bps),
	3/24/25 (144A)	749,625
1,500,000(a)	Residential Reinsurance 2020, 7.165%, (3 Month
	U.S. Treasury Bill + 651 bps), 12/6/24 (144A)	1,518,750
1,250,000(a)	Residential Reinsurance 2020, 8.895%, (3 Month
	U.S. Treasury Bill + 824 bps), 12/6/24 (144A)	1,245,625

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 55

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
Multiperil – U.S. — (continued)
2,250,000(a)	Sanders Re II, 3.905%, (3 Month U.S. Treasury Bill +
	325 bps), 4/7/25 (144A)	$ 2,241,900
750,000(a)	Sussex Capital UK Pcc, Ltd., 8.85%, (3 Month
	U.S. Treasury Bill + 775 bps), 1/8/25 (144A)	760,500
$ 13,171,375
Multiperil – U.S. & Canada — 0.0%†
1,000,000(a)	Hypatia, Ltd., 11.03%, (3 Month U.S. Treasury Bill +
	1,038 bps), 6/7/23 (144A)	$ 1,038,900
250,000(a)	Matterhorn Re, 6.017%, (SOFR + 592 bps),
	12/8/25 (144A)	248,275
500,000(a)	Mona Lisa Re, 8.508%, (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	500,600
$ 1,787,775
Multiperil – U.S. Regional — 0.2%
6,400,000(a)	Long Point Re III, 3.405%, (3 Month U.S. Treasury Bill +
	275 bps), 6/1/22 (144A)	$ 6,396,800
Multiperil – Worldwide — 0.0%†
500,000(a)	Northshore Re II, 6.403%, (3 Month U.S. Treasury Bill +
	575 bps), 1/8/24 (144A)	$ 506,500
Pandemic – U.S — 0.0%†
500,000(a)	Vitality Re XI, 2.455%, (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	$ 490,000
Windstorm – Florida — 0.1%
3,000,000(a)	Integrity Re, 4.38%, (3 Month USD LIBOR +
	438 bps), 6/10/22 (144A)	$ 3,004,500
Windstorm – North Carolina — 0.1%
2,750,000(a)	Cape Lookout Re, 6.885%, (1 Month U.S. Treasury Bill +
	623 bps), 5/9/22 (144A)	$ 2,758,525
Windstorm – U.S — 0.0%†
750,000(a)	Bonanza Re, 5.405%, (3 Month U.S. Treasury Bill +
	475 bps), 12/23/24 (144A)	$ 749,550
250,000(a)	Bonanza Re, 5.75%, (3 Month U.S. Treasury Bill +
	575 bps), 3/16/25 (144A)	249,875
$ 999,425
Windstorm – U.S. Regional — 0.1%
1,500,000(a)	Matterhorn Re, 4.793%, (3 Month USD LIBOR +
	425 bps), 12/7/22 (144A)	$ 1,492,800
2,000,000(a)	Matterhorn Re, 6.043%, (3 Month USD LIBOR +
	550 bps), 12/7/22 (144A)	1,981,800
$ 3,474,600
	Total Event Linked Bonds	$ 43,523,750

The accompanying notes are an integral part of these financial statements.

56 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Face
Amount
USD ($)		Value
	Collateralized Reinsurance — 0.5%
	Earthquakes – California — 0.1%
1,800,000(c)(l)+	Adare Re 2021, 9/30/27	$ 1,848,154
754,500(l)+	Adare Re 2022, 12/31/27	763,553
		$ 2,611,707
	Multiperil – Massachusetts — 0.1%
2,600,000(c)(l)+	Denning Re 2021, 7/31/25	$ 2,604,334
	Multiperil – U.S. — 0.2%
6,000,000(c)(l)+	Ballybunion Re 2020, 2/28/23	$ 677,844
3,000,000(c)(l)+	Ballybunion Re 2021-2, 6/30/25	3,104,400
3,406,059(c)(l)+	Ballybunion Re 2021-3, 7/31/25	3,453,744
1,506,560(c)(l)+	Ballybunion Re 2022, 12/31/27	1,521,626
550,000(c)(l)+	Dingle Re 2020, 12/31/22	52,950
500,000(l)+	Port Royal Re 2021, 5/31/25	506,825
		$ 9,317,389
	Multiperil – Worldwide — 0.0%†
20,000(c)(l)+	Limestone Re, 9/9/22 (144A)	$ —
140,000(l)+	Limestone Re, 3/1/23 (144A)	—
1,020,000(c)(l)+	Limestone Re 2020-1, 3/1/24 (144A)	43,044
480,000(c)(l)+	Limestone Re 2020-1, 3/1/24 (144A)	20,256
250,000(c)(l)+	Merion Re 2022-1, 12/31/27	222,804
250,000(c)(l)+	Old Head Re 2022, 12/31/27	203,516
500,000(c)(l)+	Pine Valley Re 2022, 12/31/27	461,525
608,616(c)(l)+	Walton Health Re 2018, 6/15/22	48,448
300,000(c)(l)+	Walton Health Re 2019, 6/30/22	250,380
		$ 1,249,973
	Windstorm – Florida — 0.0%†
1,750,000(c)(l)+	Formby Re 2018, 2/28/23	$ 214,900
2,200,000(c)(l)+	Portrush Re 2017, 6/15/22	1,403,820
		$ 1,618,720
	Windstorm – North Carolina — 0.0%†
1,500,000(c)(l)+	Isosceles Re 2021-A1, 5/31/25	$ 11,850
	Windstorm – U.S — 0.0%†
500,000(l)+	Shadow Creek Re 2021, 7/31/25	$ 7,593
	Windstorm – U.S. Multistate — 0.0%†
1,500,000(c)(l)+	White Heron Re 2021, 6/30/25	$ 32,100
	Windstorm – U.S. Regional — 0.1%
1,500,000(l)+	Isosceles Insurance, Ltd., 7/10/23	$ 1,485,000
1,250,000(c)(l)+	Oakmont Re 2017, 4/30/23	36,750

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 57

Schedule of Investments | 3/31/22

(unaudited) (continued)

Face
Amount
USD ($)		Value
	Windstorm – U.S. Regional — (continued)
5,804,192(c)(l)+	Oakmont Re 2020, 4/30/24	$ 4,687,114
		$ 6,208,864
	Total Collateralized Reinsurance	$ 23,662,530
	Reinsurance Sidecars — 1.5%
	Multiperil – U.S. — 0.1%
1,750,000(c)(l)+	Carnoustie Re 2020, 12/31/23	$ 237,300
1,390,289(c)(l)+	Carnoustie Re 2021, 12/31/24	65,899
1,000,000(c)(l)+	Carnoustie Re 2022, 12/31/27	1,021,302
3,000,000(c)(m)+	Harambee Re 2018, 12/31/22	2,400
5,000,000(m)+	Harambee Re 2019, 12/31/22	3,500
3,000,000(c)(m)+	Harambee Re 2020, 12/31/23	102,300
692,491(a)(l)+	Sector Re V, 3/1/26 (144A)	737,097
		$ 2,169,798
	Multiperil – Worldwide — 1.4%
2,201(l)+	Alturas Re 2019-1, 3/10/23 (144A)	$ 10,065
33,410(m)+	Alturas Re 2019-2, 3/10/23	11,506
357,085(l)+	Alturas Re 2020-1B, 3/10/23 (144A)	12,284
360,465(m)+	Alturas Re 2020-2, 3/10/23	170,455
250,000(c)(m)+	Alturas Re 2020-3, 9/30/24	3,801
2,639,535(c)(m)+	Alturas Re 2021-2, 12/31/24	—
236,951(c)(m)+	Alturas Re 2021-3, 7/31/25	216,455
2,501,600(c)(m)+	Alturas Re 2022-2, 12/31/27	2,534,121
4,000,000(c)(l)+	Bantry Re 2016, 3/31/23	241,800
4,000,000(c)(l)+	Bantry Re 2019, 12/31/22	135,855
3,821,406(c)(l)+	Bantry Re 2020, 12/31/23	248,691
3,932,000(c)(l)+	Bantry Re 2021, 12/31/24	595,305
3,280,525(c)(l)+	Bantry Re 2022, 12/31/27	3,336,733
13,924,181(c)(l)+	Berwick Re 2018-1, 12/31/22	1,076,339
9,947,951(c)(l)+	Berwick Re 2019-1, 12/31/22	1,188,780
2,000,000(l)+	Berwick Re 2020-1, 12/31/23	200
3,500,000(l)+	Berwick Re 2022, 12/31/27	3,551,501
73,625(g)(l)+	Eden Re II, 3/22/23 (144A)	182,465
700,000(l)+	Eden Re II, 3/22/24 (144A)	372,400
1,890,000(c)(l)+	Eden Re II, 3/21/25 (144A)	1,634,850
4,400,000(l)+	Eden Re II, 3/20/26 (144A)	4,400,000
1,500,000(c)(l)+	Gleneagles Re 2018, 12/31/22	177,450
1,156,688(c)(l)+	Gleneagles Re 2019, 12/31/22	25,849
1,270,798(c)(l)+	Gleneagles Re 2020, 12/31/23	127,007
1,250,000(c)(l)+	Gleneagles Re 2021, 12/31/24	299,430

The accompanying notes are an integral part of these financial statements.

58 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
1,250,000(c)(l)+	Gleneagles Re 2022, 12/31/27	$ 1,266,317
2,737,878(c)(l)+	Gullane Re 2018, 12/31/22	169,487
5,000,000(c)(l)+	Gullane Re 2022, 12/31/27	5,186,061
500,000(m)+	Lion Rock Re 2019, 1/31/23	—
500,000(m)+	Lion Rock Re 2020, 1/31/23	—
500,000(c)(m)+	Lion Rock Re 2021, 12/31/24	320,000
2,545,246(c)(m)+	Lorenz Re 2019, 6/30/22	295,249
1,282,713(c)(m)+	Lorenz Re 2020, 6/30/23	87,866
1,717,287(c)(m)+	Lorenz Re 2020, 6/30/23	117,806
8,500,000(c)(l)+	Merion Re 2018-2, 12/31/22	1,406,750
9,000,000(c)(l)+	Merion Re 2021-2, 12/31/24	1,953,900
6,551,154(c)(l)+	Merion Re 2022-2, 12/31/27	6,639,303
6,150,000(c)(l)+	Pangaea Re 2016-2, 11/30/22	10,967
4,750,000(c)(l)+	Pangaea Re 2018-1, 12/31/22	100,009
7,100,000(c)(l)+	Pangaea Re 2018-3, 7/1/22	147,278
3,891,425(c)(l)+	Pangaea Re 2019-1, 2/1/23	81,087
5,220,725(c)(l)+	Pangaea Re 2019-3, 7/1/23	187,794
3,850,570(l)+	Pangaea Re 2020-1, 2/1/24	81,717
3,500,000(l)+	Pangaea Re 2020-3, 7/1/24	49,273
4,500,000(c)(l)+	Pangaea Re 2021-1, 12/31/24	129,829
4,254,521(c)(l)+	Pangaea Re 2022-1, 12/31/27	4,254,521
1,000,000(c)(l)+	Phoenix One Re, 1/4/27	1,068,000
1,800,000(c)(l)+	Sector Re V, 12/1/23 (144A)	218,989
540,031(c)(l)+	Sector Re V, 12/1/23 (144A)	80,460
360,000(l)+	Sector Re V, 3/1/24 (144A)	273,022
3,608(l)+	Sector Re V, 3/1/24 (144A)	85,643
155,997(l)+	Sector Re V, 12/1/24 (144A)	452,421
150,000(l)+	Sector Re V, 12/1/24 (144A)	435,028
756(l)+	Sector Re V, 3/1/25 (144A)	40,892
575(l)+	Sector Re V, 3/1/25 (144A)	31,102
6,578(l)+	Sector Re V, 3/1/25 (144A)	88,449
6,106(c)(l)+	Sector Re V, 12/1/25 (144A)	296,203
2,253,960(l)+	Sector Re V, 3/1/26 (144A)	2,476,889
2,753,972(l)+	Sector Re V, 12/1/26 (144A)	2,805,435
3,609,700(l)+	Sussex Re 2020-1, 12/31/22	77,248
1,000,000(c)(l)+	Sussex Re 2021-1, 12/31/24	154,000
3,000,000(c)(m)+	Thopas Re 2019, 12/31/22	—
4,000,000(m)+	Thopas Re 2020, 12/31/23	—
5,000,000(c)(m)+	Thopas Re 2021, 12/31/24	—

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 59

Schedule of Investments | 3/31/22

(unaudited) (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
3,000,000(c)(l)+	Thopas Re 2022, 12/31/27	$ 3,061,800
2,818,951(c)(m)+	Torricelli Re 2021, 7/31/25	2,751,578
3,000,000(l)+	Versutus Re 2018, 12/31/22	3,600
2,647,642(l)+	Versutus Re 2019-A, 12/31/22	1,589
852,358(l)+	Versutus Re 2019-B, 12/31/22	—
1,250,000(c)(m)+	Viribus Re 2018, 12/31/22	—
3,650,000(c)(m)+	Viribus Re 2019, 12/31/22	95,630
4,139,570(c)(m)+	Viribus Re 2020, 12/31/23	182,141
3,717,666(c)(m)+	Viribus Re 2021, 12/31/24	3,763,021
1,826,168(c)(l)+	Woburn Re 2018, 12/31/22	101,048
3,539,362(c)(l)+	Woburn Re 2019, 12/31/22	799,335
		$ 62,382,079
	Total Reinsurance Sidecars	$ 64,551,877
	Industry Loss Warranties — 0.1%†
	Earthquakes – U.S. — 0.1%
1,750,000(l)+	Vermillion Re 2022, 12/31/27	$ 1,691,543
	Windstorm – U.S — 0.0%†
2,000,000(l)+	Ballylifin Re 2021, 9/15/25	$ 1,526,400
	Total Industry Loss Warranties	$ 3,217,943
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $136,785,448)	$ 134,956,100

Principal
Amount
USD ($)
	FOREIGN GOVERNMENT BONDS — 4.1% of
	Net Assets
	Argentina — 0.2%
351,880	Argentine Republic Government International Bond,
	1.000%, 7/9/29	$ 119,330
5,955,800(f)	Argentine Republic Government International Bond,
	1.125%, 7/9/35	1,808,538
8,500,000	Ciudad Autonoma De Buenos Aires, 7.500%,
	6/1/27 (144A)	7,618,210
	Total Argentina	$ 9,546,078
	Bahamas — 0.1%
5,815,000	Bahamas Government International Bond, 8.950%,
	10/15/32 (144A)	$ 4,649,151
	Total Bahamas	$ 4,649,151

The accompanying notes are an integral part of these financial statements.

60 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)			Value
		Colombia — 0.1%
	4,800,000	Colombia Government International Bond,
		3.125%, 4/15/31	$ 4,064,400
		Total Colombia	$ 4,064,400
		Egypt — 0.4%
EGP	197,044,000	Egypt Government Bond, 15.700%, 11/7/27	$ 10,581,947
	2,520,000	Egypt Government International Bond, 5.875%,
		2/16/31 (144A)	2,110,959
	5,560,000	Egypt Government International Bond, 7.053%,
		1/15/32 (144A)	4,884,460
	2,000,000	Egypt Government International Bond, 8.875%,
		5/29/50 (144A)	1,727,760
		Total Egypt	$ 19,305,126
		Gabon — 0.1%
	5,045,000	Gabon Government International Bond, 7.000%,
		11/24/31 (144A)	$ 4,839,063
		Total Gabon	$ 4,839,063
		Ghana — 0.1%
	4,780,000	Ghana Government International Bond, 7.875%,
		2/11/35 (144A)	$ 3,325,828
		Total Ghana	$ 3,325,828
		Guatemala — 0.2%
	7,305,000	Republic of Guatemala, 3.700%, 10/7/33 (144A)	$ 6,757,125
		Total Guatemala	$ 6,757,125
		Indonesia — 0.3%
IDR	219,632,000,000	Indonesia Treasury Bond, 6.125%, 5/15/28	$ 15,076,427
		Total Indonesia	$ 15,076,427
		Ivory Coast — 0.3%
EUR	8,965,000	Ivory Coast Government International Bond,
		4.875%, 1/30/32 (144A)	$ 8,719,097
EUR	3,270,000	Ivory Coast Government International Bond,
		5.875%, 10/17/31 (144A)	3,345,840
	2,500,000	Ivory Coast Government International Bond,
		6.125%, 6/15/33 (144A)	2,416,200
		Total Ivory Coast	$ 14,481,137
		Mexico — 0.9%
MXN	620,140,000	Mexican Bonos, 8.500%, 5/31/29	$ 31,378,647
	6,315,000	Mexico Government International Bond,
		3.500%, 2/12/34	5,868,530
		Total Mexico	$ 37,247,177

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 61

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
Nigeria — 0.2%
	5,445,000	Nigeria Government International Bond, 7.375%,
		9/28/33 (144A)	$ 4,944,060
	4,015,000	Nigeria Government International Bond, 8.375%,
		3/24/29 (144A)	4,030,056
		Total Nigeria	$ 8,974,116
Rwanda — 0.1%
	5,525,000	Rwanda International Government Bond, 5.500%,
		8/9/31 (144A)	$ 5,034,380
		Total Rwanda	$ 5,034,380
Serbia — 0.1%
EUR	6,600,000	Serbia International Bond, 2.050%, 9/23/36 (144A)	$ 5,610,281
		Total Serbia	$ 5,610,281
South Africa — 0.6%
ZAR	404,250,000	Republic of South Africa Government Bond,
		8.250%, 3/31/32	$ 24,685,186
		Total South Africa	$ 24,685,186
Trinidad — 0.1%
	4,440,000	Trinidad & Tobago Government International Bond,
		4.500%, 6/26/30 (144A)	$ 4,306,800
		Total Trinidad	$ 4,306,800
Ukraine — 0.1%
EUR	4,490,000	Ukraine Government International Bond, 4.375%,
		1/27/30 (144A)	$ 2,060,089
	9,575,000	Ukraine Government International Bond, 7.375%,
		9/25/32 (144A)	3,963,954
		Total Ukraine	$ 6,024,043
Uzbekistan — 0.2%
UZS	76,270,000,000	Republic of Uzbekistan International Bond,
		14.000%, 7/19/24 (144A)	$ 5,824,700
UZS	33,340,000,000	Republic of Uzbekistan International Bond,
		14.500%, 11/25/23 (144A)	2,670,931
		Total Uzbekistan	$ 8,495,631
TOTAL FOREIGN GOVERNMENT BONDS
		(Cost $209,566,491)	$ 182,421,949

The accompanying notes are an integral part of these financial statements.

62 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 37.4% of Net Assets
35,177,542	Fannie Mae, 1.500%, 11/1/41	$ 31,899,410
8,913,889	Fannie Mae, 1.500%, 1/1/42	8,082,662
5,930,179	Fannie Mae, 1.500%, 1/1/42	5,377,620
7,940,472	Fannie Mae, 1.500%, 2/1/42	7,201,101
2,989,710	Fannie Mae, 1.500%, 3/1/42	2,710,972
9,659,496	Fannie Mae, 2.500%, 10/1/51	9,240,689
6,901,566	Fannie Mae, 2.500%, 12/1/51	6,611,733
13,935,559	Fannie Mae, 2.500%, 1/1/52	13,358,857
24,000,000	Fannie Mae, 2.500%, 4/1/52 (TBA)	22,927,500
61,757	Fannie Mae, 3.000%, 10/1/39	61,132
80,711	Fannie Mae, 3.000%, 5/1/46	80,338
75,053	Fannie Mae, 3.000%, 10/1/46	74,882
217,684	Fannie Mae, 3.000%, 11/1/46	216,558
130,875	Fannie Mae, 3.000%, 11/1/46	128,983
41,122	Fannie Mae, 3.000%, 1/1/47	41,028
45,028	Fannie Mae, 3.000%, 3/1/47	44,804
445,647	Fannie Mae, 3.000%, 3/1/47	439,170
2,151,251	Fannie Mae, 3.000%, 5/1/48	2,130,998
232,130	Fannie Mae, 3.000%, 7/1/49	229,450
4,000,000	Fannie Mae, 3.000%, 3/1/52	3,926,508
190,000,000	Fannie Mae, 3.000%, 4/1/52 (TBA)	186,056,193
3,000,000	Fannie Mae, 3.000%, 5/1/52 (TBA)	2,930,036
1,624,981	Fannie Mae, 3.500%, 7/1/42	1,658,649
3,074,572	Fannie Mae, 3.500%, 6/1/45	3,130,562
5,526,231	Fannie Mae, 3.500%, 9/1/45	5,655,308
1,061,910	Fannie Mae, 3.500%, 9/1/45	1,080,080
743,909	Fannie Mae, 3.500%, 6/1/46	757,049
665,839	Fannie Mae, 3.500%, 9/1/46	677,057
259,617	Fannie Mae, 3.500%, 10/1/46	263,509
170,364	Fannie Mae, 3.500%, 7/1/47	172,180
800,071	Fannie Mae, 3.500%, 4/1/50	804,247
140,000,000	Fannie Mae, 3.500%, 4/1/52 (TBA)	140,352,734
16,000,000	Fannie Mae, 3.500%, 5/1/52 (TBA)	15,979,688
1,488	Fannie Mae, 4.000%, 12/1/23	1,520
4,084	Fannie Mae, 4.000%, 12/1/30	4,205
381,572	Fannie Mae, 4.000%, 9/1/37	397,021
4,563,860	Fannie Mae, 4.000%, 10/1/40	4,779,421
1,830,534	Fannie Mae, 4.000%, 12/1/40	1,916,921
2,610	Fannie Mae, 4.000%, 11/1/41	2,723
573,288	Fannie Mae, 4.000%, 11/1/41	598,106

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 63

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
913,782	Fannie Mae, 4.000%, 12/1/41	$ 946,979
4,787,304	Fannie Mae, 4.000%, 12/1/41	5,011,912
12,043	Fannie Mae, 4.000%, 12/1/41	12,317
1,660,704	Fannie Mae, 4.000%, 1/1/42	1,738,483
537,594	Fannie Mae, 4.000%, 1/1/42	562,776
1,071,741	Fannie Mae, 4.000%, 2/1/42	1,119,358
595,184	Fannie Mae, 4.000%, 2/1/42	623,116
1,704,548	Fannie Mae, 4.000%, 4/1/42	1,784,501
797,031	Fannie Mae, 4.000%, 4/1/42	823,064
1,685,383	Fannie Mae, 4.000%, 5/1/42	1,764,453
87,820	Fannie Mae, 4.000%, 5/1/42	91,732
80,260	Fannie Mae, 4.000%, 6/1/42	82,248
75,557	Fannie Mae, 4.000%, 7/1/42	78,940
2,871,315	Fannie Mae, 4.000%, 8/1/42	3,019,132
98,808	Fannie Mae, 4.000%, 10/1/42	103,336
938,416	Fannie Mae, 4.000%, 8/1/43	980,084
607,906	Fannie Mae, 4.000%, 11/1/43	635,622
728,014	Fannie Mae, 4.000%, 2/1/44	761,131
51,555	Fannie Mae, 4.000%, 6/1/44	52,708
223,593	Fannie Mae, 4.000%, 10/1/44	229,070
32,708	Fannie Mae, 4.000%, 6/1/45	33,629
128,567	Fannie Mae, 4.000%, 7/1/45	134,279
1,803,412	Fannie Mae, 4.000%, 4/1/47	1,872,028
1,639,628	Fannie Mae, 4.000%, 4/1/47	1,697,638
673,494	Fannie Mae, 4.000%, 6/1/47	698,213
243,057	Fannie Mae, 4.000%, 6/1/47	250,871
1,176,236	Fannie Mae, 4.000%, 7/1/47	1,216,934
50,352	Fannie Mae, 4.000%, 6/1/48	51,700
82,201	Fannie Mae, 4.000%, 8/1/48	84,134
451,199	Fannie Mae, 4.000%, 8/1/48	462,516
49,340	Fannie Mae, 4.000%, 8/1/48	50,697
53,381	Fannie Mae, 4.000%, 6/1/49	54,928
16,930	Fannie Mae, 4.000%, 9/1/49	17,340
81,159	Fannie Mae, 4.000%, 5/1/50	83,050
32,673	Fannie Mae, 4.000%, 6/1/50	33,400
179,361	Fannie Mae, 4.000%, 7/1/50	184,245
67,269	Fannie Mae, 4.000%, 10/1/50	68,815
139,563	Fannie Mae, 4.000%, 11/1/50	142,654
1,271,627	Fannie Mae, 4.000%, 11/1/50	1,300,184
521,990	Fannie Mae, 4.000%, 12/1/50	533,548

The accompanying notes are an integral part of these financial statements.

64 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
46,761	Fannie Mae, 4.000%, 1/1/51	$ 47,994
12,262	Fannie Mae, 4.000%, 1/1/51	12,559
281,087	Fannie Mae, 4.000%, 1/1/51	287,313
127,448	Fannie Mae, 4.000%, 2/1/51	130,497
346,029	Fannie Mae, 4.000%, 2/1/51	353,743
447,681	Fannie Mae, 4.000%, 4/1/51	457,624
65,887	Fannie Mae, 4.000%, 5/1/51	67,667
888,055	Fannie Mae, 4.000%, 6/1/51	907,889
164,044	Fannie Mae, 4.000%, 7/1/51	167,651
1,107,415	Fannie Mae, 4.000%, 7/1/51	1,136,775
2,349,366	Fannie Mae, 4.000%, 7/1/51	2,401,310
99,902	Fannie Mae, 4.000%, 8/1/51	102,459
3,117,180	Fannie Mae, 4.000%, 8/1/51	3,186,714
91,522	Fannie Mae, 4.000%, 9/1/51	93,573
44,747	Fannie Mae, 4.000%, 10/1/51	45,834
48,000,000	Fannie Mae, 4.000%, 4/1/52 (TBA)	49,035,000
43,000,000	Fannie Mae, 4.000%, 5/1/52 (TBA)	43,761,032
1,340,118	Fannie Mae, 4.500%, 11/1/40	1,422,594
3,835,526	Fannie Mae, 4.500%, 12/1/40	4,083,155
188,880	Fannie Mae, 4.500%, 3/1/41	201,170
3,774	Fannie Mae, 4.500%, 4/1/41	4,019
2,003,396	Fannie Mae, 4.500%, 5/1/41	2,134,163
824,294	Fannie Mae, 4.500%, 7/1/41	877,836
3,059,430	Fannie Mae, 4.500%, 8/1/41	3,249,587
292,885	Fannie Mae, 4.500%, 9/1/41	311,121
1,224,404	Fannie Mae, 4.500%, 9/1/43	1,307,085
236,427	Fannie Mae, 4.500%, 1/1/47	245,994
148,000,000	Fannie Mae, 4.500%, 4/1/52 (TBA)	153,526,875
45	Fannie Mae, 5.000%, 4/1/22	45
691	Fannie Mae, 5.000%, 6/1/22	704
210	Fannie Mae, 5.000%, 6/1/22	214
1,091,076	Fannie Mae, 5.000%, 6/1/35	1,179,925
296,150	Fannie Mae, 5.000%, 7/1/35	320,360
793,257	Fannie Mae, 5.000%, 7/1/35	858,327
363,087	Fannie Mae, 5.000%, 8/1/35	392,743
115,183	Fannie Mae, 5.000%, 5/1/38	124,688
387,930	Fannie Mae, 5.000%, 1/1/39	413,750
244,716	Fannie Mae, 5.000%, 7/1/39	264,553
245,003	Fannie Mae, 5.000%, 7/1/39	265,079
39,882	Fannie Mae, 5.000%, 7/1/39	42,049

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 65

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
659,292	Fannie Mae, 5.000%, 6/1/40	$ 713,890
67,875	Fannie Mae, 5.000%, 6/1/40	72,666
449,872	Fannie Mae, 5.000%, 7/1/40	483,811
213,757	Fannie Mae, 5.000%, 10/1/40	231,299
114,143	Fannie Mae, 5.000%, 5/1/41	122,522
115,539	Fannie Mae, 5.000%, 7/1/41	124,888
127,546	Fannie Mae, 5.000%, 12/1/41	134,716
2,783,099	Fannie Mae, 5.000%, 9/1/43	3,005,266
8,410,727	Fannie Mae, 5.000%, 11/1/44	9,099,232
5,420	Fannie Mae, 5.500%, 5/1/33	5,772
3,631	Fannie Mae, 5.500%, 6/1/33	3,875
17,784	Fannie Mae, 5.500%, 7/1/33	19,465
32,187	Fannie Mae, 5.500%, 4/1/34	34,921
5,243	Fannie Mae, 5.500%, 10/1/35	5,718
50,647	Fannie Mae, 5.500%, 12/1/35	54,968
22,039	Fannie Mae, 5.500%, 3/1/36	23,566
474	Fannie Mae, 6.000%, 3/1/32	525
783	Fannie Mae, 6.000%, 10/1/32	866
3,052	Fannie Mae, 6.000%, 11/1/32	3,260
18,627	Fannie Mae, 6.000%, 12/1/32	19,965
3,753	Fannie Mae, 6.000%, 1/1/33	4,155
1,917	Fannie Mae, 6.000%, 3/1/33	2,122
10,062	Fannie Mae, 6.000%, 5/1/33	10,747
29,316	Fannie Mae, 6.000%, 12/1/33	32,515
24,144	Fannie Mae, 6.000%, 1/1/34	26,746
105,773	Fannie Mae, 6.000%, 6/1/37	116,113
45,775	Fannie Mae, 6.000%, 12/1/37	51,068
72,483	Fannie Mae, 6.000%, 4/1/38	80,987
14,529	Fannie Mae, 6.000%, 7/1/38	15,505
102	Fannie Mae, 6.500%, 4/1/29	114
325	Fannie Mae, 6.500%, 5/1/31	349
113	Fannie Mae, 6.500%, 6/1/31	121
267	Fannie Mae, 6.500%, 2/1/32	291
1,657	Fannie Mae, 6.500%, 3/1/32	1,780
790	Fannie Mae, 6.500%, 8/1/32	851
268	Fannie Mae, 7.000%, 5/1/28	286
147	Fannie Mae, 7.000%, 2/1/29	159
256	Fannie Mae, 7.000%, 7/1/31	262
239	Fannie Mae, 7.500%, 1/1/28	250

The accompanying notes are an integral part of these financial statements.

66 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
482,506	Federal Home Loan Mortgage Corp., 3.000%, 4/1/43	$ 482,720
573,786	Federal Home Loan Mortgage Corp., 3.000%, 4/1/47	570,740
122,509	Federal Home Loan Mortgage Corp., 3.000%, 11/1/47	121,833
2,177,840	Federal Home Loan Mortgage Corp., 4.000%, 10/1/42	2,281,829
1,290,396	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	1,334,398
999,018	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	1,035,796
166,486	Federal Home Loan Mortgage Corp., 4.000%, 5/1/49	170,498
111,037	Federal Home Loan Mortgage Corp., 4.500%, 10/1/35	118,378
334,710	Federal Home Loan Mortgage Corp., 4.500%, 7/1/40	356,794
222,180	Federal Home Loan Mortgage Corp., 4.500%, 11/1/40	236,237
6,409	Federal Home Loan Mortgage Corp., 4.500%, 9/1/43	6,660
134,744	Federal Home Loan Mortgage Corp., 4.500%, 10/1/43	143,959
507,802	Federal Home Loan Mortgage Corp., 4.500%, 11/1/43	538,902
5,414	Federal Home Loan Mortgage Corp., 4.500%, 3/1/44	5,729
18,808	Federal Home Loan Mortgage Corp., 4.500%, 5/1/44	20,057
8,318	Federal Home Loan Mortgage Corp., 5.000%, 4/1/23	8,492
9,392	Federal Home Loan Mortgage Corp., 5.000%, 5/1/34	10,146
11,879	Federal Home Loan Mortgage Corp., 5.000%, 11/1/34	12,835
48,128	Federal Home Loan Mortgage Corp., 5.000%, 12/1/34	51,842
40,273	Federal Home Loan Mortgage Corp., 5.000%, 7/1/35	43,626
90,837	Federal Home Loan Mortgage Corp., 5.000%, 9/1/38	98,339
132,709	Federal Home Loan Mortgage Corp., 5.000%, 9/1/38	143,676
4,623	Federal Home Loan Mortgage Corp., 5.000%, 10/1/38	5,005
694	Federal Home Loan Mortgage Corp., 5.000%, 5/1/39	752
1,875,361	Federal Home Loan Mortgage Corp., 5.000%, 11/1/39	2,011,356
1,170	Federal Home Loan Mortgage Corp., 5.000%, 12/1/39	1,268
942,007	Federal Home Loan Mortgage Corp., 5.500%, 6/1/41	1,036,857
17,447	Federal Home Loan Mortgage Corp., 6.000%, 1/1/33	18,640
2,085	Federal Home Loan Mortgage Corp., 6.000%, 3/1/33	2,228
11,552	Federal Home Loan Mortgage Corp., 6.000%, 3/1/33	12,343
23,470	Federal Home Loan Mortgage Corp., 6.000%, 1/1/34	26,055
49,296	Federal Home Loan Mortgage Corp., 6.000%, 6/1/35	52,670
18,938	Federal Home Loan Mortgage Corp., 6.000%, 12/1/36	20,473
1,657	Federal Home Loan Mortgage Corp., 6.000%, 10/1/37	1,791
52,333	Federal Home Loan Mortgage Corp., 6.000%, 12/1/37	58,516
1,727	Federal Home Loan Mortgage Corp., 6.500%, 9/1/32	1,856
6,870,347	Freddie Mac Pool, 1.500%, 12/1/41	6,229,034
992,908	Freddie Mac Pool, 1.500%, 1/1/42	900,252
992,964	Freddie Mac Pool, 1.500%, 1/1/42	900,304

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 67

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
7,902,915	Freddie Mac Pool, 1.500%, 1/1/42	$ 7,165,193
2,971,580	Freddie Mac Pool, 1.500%, 2/1/42	2,694,284
4,943,313	Freddie Mac Pool, 1.500%, 2/1/42	4,482,016
994,330	Freddie Mac Pool, 1.500%, 3/1/42	901,540
4,764,624	Freddie Mac Pool, 2.500%, 8/1/51	4,558,518
286,895	Freddie Mac Pool, 3.000%, 12/1/37	286,325
2,099,832	Freddie Mac Pool, 3.000%, 2/1/47	2,098,669
3,000,000	Freddie Mac Pool, 3.000%, 3/1/52	2,944,882
457,642	Freddie Mac Pool, 4.000%, 12/1/48	468,729
683,119	Freddie Mac Pool, 4.000%, 12/1/48	699,061
22,813	Freddie Mac Pool, 4.000%, 3/1/49	23,363
109,484	Freddie Mac Pool, 4.000%, 5/1/50	112,019
202,034	Freddie Mac Pool, 4.000%, 6/1/50	207,430
124,831	Freddie Mac Pool, 4.000%, 8/1/50	127,673
110,373	Freddie Mac Pool, 4.000%, 10/1/50	113,027
209,558	Freddie Mac Pool, 4.000%, 2/1/51	215,193
150,732	Freddie Mac Pool, 4.000%, 4/1/51	154,190
93,607	Freddie Mac Pool, 4.000%, 9/1/51	95,680
579,460	Freddie Mac Pool, 4.000%, 9/1/51	595,554
1,464,324	Freddie Mac Pool, 4.000%, 10/1/51	1,496,729
239,639	Freddie Mac Pool, 4.000%, 10/1/51	245,523
375,140	Freddie Mac Pool, 4.000%, 10/1/51	385,518
22,000,000	Ginnie Mae, 2.500%, 4/20/52 (TBA)	21,360,625
38,000,000	Ginnie Mae, 3.000%, 4/20/52 (TBA)	37,591,239
464,443	Government National Mortgage Association I,
	3.500%, 10/15/42	478,442
2,226	Government National Mortgage Association I,
	4.000%, 3/15/39	2,358
3,556	Government National Mortgage Association I,
	4.000%, 4/15/39	3,717
3,211	Government National Mortgage Association I,
	4.000%, 4/15/39	3,387
4,924	Government National Mortgage Association I,
	4.000%, 7/15/39	5,146
3,858	Government National Mortgage Association I,
	4.000%, 1/15/40	4,032
65,448	Government National Mortgage Association I,
	4.000%, 4/15/40	69,042
115,057	Government National Mortgage Association I,
	4.000%, 7/15/40	120,002

The accompanying notes are an integral part of these financial statements.

68 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
85,480	Government National Mortgage Association I,
	4.000%, 8/15/40	$ 88,134
38,838	Government National Mortgage Association I,
	4.000%, 8/15/40		40,603
20,092	Government National Mortgage Association I,
	4.000%, 9/15/40		21,196
25,111	Government National Mortgage Association I,
	4.000%, 10/15/40		26,575
7,127	Government National Mortgage Association I,
	4.000%, 10/15/40		7,459
3,167	Government National Mortgage Association I,
	4.000%, 10/15/40		3,288
2,664	Government National Mortgage Association I,
	4.000%, 11/15/40		2,800
30,676	Government National Mortgage Association I,
	4.000%, 11/15/40		32,110
91,910	Government National Mortgage Association I,
	4.000%, 11/15/40		96,054
93,585	Government National Mortgage Association I,
	4.000%, 11/15/40		97,344
461,078	Government National Mortgage Association I,
	4.000%, 12/15/40		486,545
3,148	Government National Mortgage Association I,
	4.000%, 12/15/40		3,322
2,944	Government National Mortgage Association I,
	4.000%, 12/15/40		3,062
1,189	Government National Mortgage Association I,
	4.000%, 1/15/41		1,228
16,362	Government National Mortgage Association I,
	4.000%, 1/15/41		17,329
31,564	Government National Mortgage Association I,
	4.000%, 1/15/41		32,674
5,976	Government National Mortgage Association I,
	4.000%, 2/15/41		6,246
317,554	Government National Mortgage Association I,
	4.000%, 2/15/41		331,985
31,262	Government National Mortgage Association I,
	4.000%, 3/15/41		33,123
6,303	Government National Mortgage Association I,
	4.000%, 4/15/41		6,679
23,936	Government National Mortgage Association I,
	4.000%, 5/15/41		24,839
4,776	Government National Mortgage Association I,
	4.000%, 5/15/41		4,928

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 69

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
1,981	Government National Mortgage Association I,
	4.000%, 6/15/41	$ 2,043
773	Government National Mortgage Association I,
	4.000%, 6/15/41		798
645,062	Government National Mortgage Association I,
	4.000%, 6/15/41		674,388
17,555	Government National Mortgage Association I,
	4.000%, 7/15/41		18,602
3,854	Government National Mortgage Association I,
	4.000%, 7/15/41		3,991
104,528	Government National Mortgage Association I,
	4.000%, 7/15/41		110,754
61,701	Government National Mortgage Association I,
	4.000%, 7/15/41		64,370
3,096	Government National Mortgage Association I,
	4.000%, 7/15/41		3,195
31,654	Government National Mortgage Association I,
	4.000%, 7/15/41		32,925
3,660	Government National Mortgage Association I,
	4.000%, 8/15/41		3,775
39,827	Government National Mortgage Association I,
	4.000%, 8/15/41		41,640
2,985	Government National Mortgage Association I,
	4.000%, 8/15/41		3,106
33,019	Government National Mortgage Association I,
	4.000%, 9/15/41		34,476
4,756	Government National Mortgage Association I,
	4.000%, 9/15/41		5,039
14,796	Government National Mortgage Association I,
	4.000%, 9/15/41		15,674
5,969	Government National Mortgage Association I,
	4.000%, 9/15/41		6,202
1,522	Government National Mortgage Association I,
	4.000%, 9/15/41		1,570
211,920	Government National Mortgage Association I,
	4.000%, 9/15/41		223,657
127,455	Government National Mortgage Association I,
	4.000%, 9/15/41		133,936
3,004	Government National Mortgage Association I,
	4.000%, 9/15/41		3,180
3,645	Government National Mortgage Association I,
	4.000%, 10/15/41		3,761
2,025	Government National Mortgage Association I,
	4.000%, 10/15/41		2,117

The accompanying notes are an integral part of these financial statements.

70 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
5,895	Government National Mortgage Association I,
	4.000%, 10/15/41	$ 6,084
6,273	Government National Mortgage Association I,
	4.000%, 10/15/41		6,469
4,394	Government National Mortgage Association I,
	4.000%, 10/15/41		4,636
4,227	Government National Mortgage Association I,
	4.000%, 11/15/41		4,479
87,034	Government National Mortgage Association I,
	4.000%, 11/15/41		89,993
6,958	Government National Mortgage Association I,
	4.000%, 11/15/41		7,314
12,397	Government National Mortgage Association I,
	4.000%, 12/15/41		12,775
5,920	Government National Mortgage Association I,
	4.000%, 12/15/41		6,273
6,119	Government National Mortgage Association I,
	4.000%, 12/15/41		6,458
474,546	Government National Mortgage Association I,
	4.000%, 1/15/42		502,745
2,589	Government National Mortgage Association I,
	4.000%, 2/15/42		2,712
84,387	Government National Mortgage Association I,
	4.000%, 2/15/42		88,107
27,099	Government National Mortgage Association I,
	4.000%, 2/15/42		28,089
1,048	Government National Mortgage Association I,
	4.000%, 2/15/42		1,081
6,058	Government National Mortgage Association I,
	4.000%, 2/15/42		6,416
783,291	Government National Mortgage Association I,
	4.000%, 5/15/42		818,380
38,164	Government National Mortgage Association I,
	4.000%, 6/15/42		39,376
34,788	Government National Mortgage Association I,
	4.000%, 6/15/42		36,208
27,896	Government National Mortgage Association I,
	4.000%, 6/15/42		29,478
7,710	Government National Mortgage Association I,
	4.000%, 10/15/42		8,160
402,850	Government National Mortgage Association I,
	4.000%, 4/15/43		426,127
117,489	Government National Mortgage Association I,
	4.000%, 5/15/43		122,070

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 71

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
1,795	Government National Mortgage Association I,
	4.000%, 5/15/43	$ 1,863
23,871	Government National Mortgage Association I,
	4.000%, 6/15/43	24,619
149,010	Government National Mortgage Association I,
	4.000%, 8/15/43	155,952
65,910	Government National Mortgage Association I,
	4.000%, 9/15/43	68,220
4,680	Government National Mortgage Association I,
	4.000%, 9/15/43	4,957
2,317	Government National Mortgage Association I,
	4.000%, 11/15/43	2,388
45,818	Government National Mortgage Association I,
	4.000%, 2/15/44	47,271
31,619	Government National Mortgage Association I,
	4.000%, 3/15/44	33,471
776,667	Government National Mortgage Association I,
	4.000%, 3/15/44	819,649
1,326,894	Government National Mortgage Association I,
	4.000%, 3/15/44	1,400,300
44,856	Government National Mortgage Association I,
	4.000%, 3/15/44	47,534
33,971	Government National Mortgage Association I,
	4.000%, 3/15/44	35,056
251,014	Government National Mortgage Association I,
	4.000%, 3/15/44	262,643
413,098	Government National Mortgage Association I,
	4.000%, 4/15/44	431,736
243,094	Government National Mortgage Association I,
	4.000%, 4/15/44	253,947
2,857	Government National Mortgage Association I,
	4.000%, 4/15/44	2,971
36,504	Government National Mortgage Association I,
	4.000%, 4/15/44	37,741
73,247	Government National Mortgage Association I,
	4.000%, 5/15/44	75,655
360,432	Government National Mortgage Association I,
	4.000%, 8/15/44	373,576
14,276	Government National Mortgage Association I,
	4.000%, 8/15/44	14,722
340,112	Government National Mortgage Association I,
	4.000%, 8/15/44	355,961
97,083	Government National Mortgage Association I,
	4.000%, 8/15/44	101,356

The accompanying notes are an integral part of these financial statements.

72 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
35,663	Government National Mortgage Association I,
	4.000%, 8/15/44	$ 36,785
1,147,518	Government National Mortgage Association I,
	4.000%, 9/15/44	1,210,985
69,964	Government National Mortgage Association I,
	4.000%, 9/15/44	72,267
219,954	Government National Mortgage Association I,
	4.000%, 9/15/44	226,898
3,083	Government National Mortgage Association I,
	4.000%, 9/15/44	3,207
122,437	Government National Mortgage Association I,
	4.000%, 9/15/44	127,065
120,481	Government National Mortgage Association I,
	4.000%, 9/15/44	125,540
523,841	Government National Mortgage Association I,
	4.000%, 9/15/44	542,889
60,433	Government National Mortgage Association I,
	4.000%, 9/15/44	62,326
50,591	Government National Mortgage Association I,
	4.000%, 9/15/44	52,172
34,741	Government National Mortgage Association I,
	4.000%, 9/15/44	35,857
94,277	Government National Mortgage Association I,
	4.000%, 9/15/44	98,558
619,921	Government National Mortgage Association I,
	4.000%, 9/15/44	650,372
1,558,881	Government National Mortgage Association I,
	4.000%, 9/15/44	1,637,111
103,552	Government National Mortgage Association I,
	4.000%, 10/15/44	106,768
30,456	Government National Mortgage Association I,
	4.000%, 10/15/44	31,566
13,979	Government National Mortgage Association I,
	4.000%, 10/15/44	14,415
10,169	Government National Mortgage Association I,
	4.000%, 11/15/44	10,774
7,112	Government National Mortgage Association I,
	4.000%, 11/15/44	7,334
57,580	Government National Mortgage Association I,
	4.000%, 11/15/44	59,393
7,107	Government National Mortgage Association I,
	4.000%, 11/15/44	7,365
289,288	Government National Mortgage Association I,
	4.000%, 12/15/44	306,501

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 73

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
44,538	Government National Mortgage Association I,
	4.000%, 12/15/44	$ 46,548
30,642	Government National Mortgage Association I,
	4.000%, 12/15/44		32,339
3,830	Government National Mortgage Association I,
	4.000%, 12/15/44		3,955
121,245	Government National Mortgage Association I,
	4.000%, 12/15/44		125,144
193,596	Government National Mortgage Association I,
	4.000%, 1/15/45		200,882
342,286	Government National Mortgage Association I,
	4.000%, 1/15/45		354,639
59,790	Government National Mortgage Association I,
	4.000%, 1/15/45		61,661
296,735	Government National Mortgage Association I,
	4.000%, 1/15/45		306,385
72,064	Government National Mortgage Association I,
	4.000%, 2/15/45		74,510
342,882	Government National Mortgage Association I,
	4.000%, 2/15/45		354,090
88,344	Government National Mortgage Association I,
	4.000%, 2/15/45		93,503
43,844	Government National Mortgage Association I,
	4.000%, 2/15/45		45,216
136,349	Government National Mortgage Association I,
	4.000%, 2/15/45		140,609
56,821	Government National Mortgage Association I,
	4.000%, 2/15/45		58,596
115,846	Government National Mortgage Association I,
	4.000%, 4/15/45		119,644
73,105	Government National Mortgage Association I,
	4.000%, 5/15/45		77,451
16,148	Government National Mortgage Association I,
	4.000%, 7/15/45		16,872
83,131	Government National Mortgage Association I,
	4.000%, 9/15/45		86,553
59,309	Government National Mortgage Association I,
	4.500%, 9/15/33		63,707
57,884	Government National Mortgage Association I,
	4.500%, 10/15/33		62,158
41,922	Government National Mortgage Association I,
	4.500%, 4/15/35		44,912
550,656	Government National Mortgage Association I,
	4.500%, 3/15/38		592,800

The accompanying notes are an integral part of these financial statements.

74 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
228,508	Government National Mortgage Association I,
	4.500%, 1/15/40	$ 246,311
284,565	Government National Mortgage Association I,
	4.500%, 6/15/40	306,832
95,614	Government National Mortgage Association I,
	4.500%, 9/15/40	103,293
538,820	Government National Mortgage Association I,
	4.500%, 11/15/40	581,403
606,583	Government National Mortgage Association I,
	4.500%, 6/15/41	652,907
110,092	Government National Mortgage Association I,
	4.500%, 6/15/41	117,311
191,870	Government National Mortgage Association I,
	4.500%, 7/15/41	206,488
322,539	Government National Mortgage Association I,
	4.500%, 8/15/41	346,189
170,236	Government National Mortgage Association I,
	5.000%, 9/15/33	187,557
51,562	Government National Mortgage Association I,
	5.125%, 10/15/38	55,602
36,122	Government National Mortgage Association I,
	5.500%, 7/15/33	39,721
59,594	Government National Mortgage Association I,
	5.500%, 1/15/34	65,929
39,523	Government National Mortgage Association I,
	5.500%, 4/15/34	43,490
77,231	Government National Mortgage Association I,
	5.500%, 7/15/34	85,449
79,807	Government National Mortgage Association I,
	5.500%, 10/15/34	86,085
58,777	Government National Mortgage Association I,
	5.500%, 1/15/35	64,354
97,555	Government National Mortgage Association I,
	5.500%, 2/15/35	107,723
78,655	Government National Mortgage Association I,
	5.500%, 2/15/35	84,054
34,173	Government National Mortgage Association I,
	5.500%, 6/15/35	37,868
25,093	Government National Mortgage Association I,
	5.500%, 12/15/35	26,824
4	Government National Mortgage Association I,
	5.500%, 2/15/37	5
9,275	Government National Mortgage Association I,
	5.500%, 3/15/37	9,910

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 75

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
45,835	Government National Mortgage Association I,
	5.500%, 3/15/37	$ 48,956
130,673	Government National Mortgage Association I,
	5.750%, 10/15/38		139,602
17,272	Government National Mortgage Association I,
	5.750%, 10/15/38		18,573
45,188	Government National Mortgage Association I,
	6.000%, 8/15/32		49,256
34,234	Government National Mortgage Association I,
	6.000%, 1/15/33		38,135
28,433	Government National Mortgage Association I,
	6.000%, 2/15/33		31,319
52,178	Government National Mortgage Association I,
	6.000%, 2/15/33		58,015
2,121	Government National Mortgage Association I,
	6.000%, 3/15/33		2,269
13,742	Government National Mortgage Association I,
	6.000%, 3/15/33		15,015
40,814	Government National Mortgage Association I,
	6.000%, 3/15/33		44,734
6,867	Government National Mortgage Association I,
	6.000%, 5/15/33		7,325
47,364	Government National Mortgage Association I,
	6.000%, 5/15/33		50,774
110,197	Government National Mortgage Association I,
	6.000%, 5/15/33		117,966
26,869	Government National Mortgage Association I,
	6.000%, 6/15/33		29,580
68,952	Government National Mortgage Association I,
	6.000%, 6/15/33		75,844
65,159	Government National Mortgage Association I,
	6.000%, 7/15/33		71,325
26,166	Government National Mortgage Association I,
	6.000%, 7/15/33		28,059
17,210	Government National Mortgage Association I,
	6.000%, 9/15/33		18,375
6,231	Government National Mortgage Association I,
	6.000%, 9/15/33		6,654
63,633	Government National Mortgage Association I,
	6.000%, 11/15/33		68,043
19,359	Government National Mortgage Association I,
	6.000%, 1/15/34		21,461

The accompanying notes are an integral part of these financial statements.

76 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
134,004	Government National Mortgage Association I,
	6.000%, 10/15/37	$ 148,555
156,613	Government National Mortgage Association I,
	6.000%, 7/15/38	175,657
4,340	Government National Mortgage Association I,
	6.500%, 1/15/29	4,638
513	Government National Mortgage Association I,
	6.500%, 5/15/29	556
499	Government National Mortgage Association I,
	6.500%, 10/15/31	533
1,022	Government National Mortgage Association I,
	6.500%, 10/15/31	1,105
106	Government National Mortgage Association I,
	6.500%, 12/15/31	114
1,035	Government National Mortgage Association I,
	6.500%, 2/15/32	1,133
524	Government National Mortgage Association I,
	6.500%, 3/15/32	576
2,813	Government National Mortgage Association I,
	6.500%, 5/15/32	3,052
2,335	Government National Mortgage Association I,
	6.500%, 6/15/32	2,495
875	Government National Mortgage Association I,
	6.500%, 6/15/32	935
3,574	Government National Mortgage Association I,
	6.500%, 7/15/32	3,820
1,292	Government National Mortgage Association I,
	6.500%, 7/15/32	1,380
1,477	Government National Mortgage Association I,
	6.500%, 8/15/32	1,579
12,377	Government National Mortgage Association I,
	6.500%, 8/15/32	13,257
1,446	Government National Mortgage Association I,
	6.500%, 8/15/32	1,545
15,779	Government National Mortgage Association I,
	6.500%, 9/15/32	16,862
27,404	Government National Mortgage Association I,
	6.500%, 9/15/32	29,285
9,072	Government National Mortgage Association I,
	6.500%, 10/15/32	9,695
18,561	Government National Mortgage Association I,
	6.500%, 11/15/32	20,517

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 77

Schedule of Investments | 3/31/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
18,808	Government National Mortgage Association I,
	6.500%, 7/15/35	$ 20,438
253	Government National Mortgage Association I,
	7.000%, 5/15/29	268
86	Government National Mortgage Association I,
	7.000%, 5/15/29	89
173	Government National Mortgage Association I,
	7.000%, 5/15/31	174
670,878	Government National Mortgage Association II,
	3.500%, 4/20/45	684,384
1,176,193	Government National Mortgage Association II,
	3.500%, 4/20/45	1,192,758
517,056	Government National Mortgage Association II,
	3.500%, 4/20/45	526,555
1,299,674	Government National Mortgage Association II,
	3.500%, 3/20/46	1,326,076
2,554,793	Government National Mortgage Association II,
	4.000%, 10/20/46	2,662,073
1,152,107	Government National Mortgage Association II,
	4.000%, 2/20/48	1,206,011
1,542,839	Government National Mortgage Association II,
	4.000%, 4/20/48	1,615,010
161,770	Government National Mortgage Association II,
	4.500%, 12/20/34	172,097
169,332	Government National Mortgage Association II,
	4.500%, 1/20/35	180,457
147,295	Government National Mortgage Association II,
	4.500%, 3/20/35	156,952
1,293,075	Government National Mortgage Association II,
	4.500%, 9/20/41	1,378,958
1,822,773	Government National Mortgage Association II,
	4.500%, 9/20/44	1,926,172
803,093	Government National Mortgage Association II,
	4.500%, 10/20/44	855,454
1,637,019	Government National Mortgage Association II,
	4.500%, 11/20/44	1,749,280
44,534	Government National Mortgage Association II,
	5.500%, 3/20/34	49,443
1,926	Government National Mortgage Association II,
	5.500%, 10/20/37	2,047
17,791	Government National Mortgage Association II,
	6.000%, 5/20/32	19,432
67,541	Government National Mortgage Association II,
	6.000%, 10/20/33	74,983

The accompanying notes are an integral part of these financial statements.

78 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Principal
Amount
USD ($)					Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS— (continued)
79	Government National Mortgage Association II,
	6.500%, 1/20/28				$ 84
1,588	Government National Mortgage Association II,
	7.000%, 1/20/29					1,720
350,000,000(g)	U.S. Treasury Bills, 4/5/22					349,994,554
110,000,000(g)	U.S. Treasury Bills, 4/14/22					109,993,446
100,000,000(g)	U.S. Treasury Bills, 4/21/22					99,992,917
140,000,000(g)	U.S. Treasury Bills, 4/26/22					139,987,604
TOTAL U.S. GOVERNMENT AND AGENCY
OBLIGATIONS
	(Cost $1,659,107,936)				$1,646,656,015

Shares

SHORT TERM INVESTMENTS — 2.2% of
Net Assets
Open-End Fund — 2.2%
95,549,793(n)	Dreyfus Government Cash Management,
	Institutional Shares, 0.19%				$ 95,549,793
$ 95,549,793
TOTAL SHORT TERM INVESTMENTS
	(Cost $95,549,793)				$ 95,549,793

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date
OVER THE COUNTER (OTC) CALL OPTION
PURCHASED — 0.0%†
209,523(o)^	Desarrolladora	Bank of	MXN —	MXN 0.01(p)	10/23/22	$ —
	Homex	New York
	SAB de CV	Mellon Corp.
209,523(q)^	Desarrolladora	Bank of	MXN —	MXN 0.01(p)	10/23/22	—
	Homex	New York
	SAB de CV	Mellon Corp.
$ —
TOTAL OVER THE COUNTER (OTC) CALL OPTION
PURCHASED
	(Premiums paid $0)				$ —

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 79

Schedule of Investments | 3/31/22

(unaudited) (continued)

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date	Value
OVER THE COUNTER (OTC) CURRENCY PUT
OPTION PURCHASED — 0.0%†
42,000,000	Put EUR	Bank of	EUR 645,437	EUR 1.15	10/19/22	$ 1,641,732
	Call USD	America NA
TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
OPTION PURCHASED
	(Premiums paid $ 645,437)					$ 1,641,732
TOTAL OPTIONS PURCHASED
	(Premiums paid $ 645,437)					$ 1,641,732
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 115.5%
	(Cost $5,306,654,479)					$5,079,592,822
OVER THE COUNTER (OTC) CURRENCY CALL
OPTION WRITTEN — (0.0)%†
(42,000,000)	Call EUR	Bank of	EUR 645,437	EUR 1.20	10/19/22	$ (96,675)
	Put USD	America NA
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
OPTION WRITTEN
	(Premiums received $(645,437))					$ (96,675)
	OTHER ASSETS AND LIABILITIES — (15.5)%					$ (682,537,201)
	NET ASSETS — 100.0%					$4,396,958,946

(TBA)	“To Be Announced” Securities.
BADLARPP	Argentine Deposit Rate Badlar Private Banks 30 – 35 Days.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
FRESB	Freddie Mac Multifamily Small Balance Certificates.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2022, the value of these securities amounted to $2,450,454,323, or 55.7% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at March 31, 2022.

The accompanying notes are an integral part of these financial statements.

80 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

(b)	This term loan will settle after March 31, 2022, at which time the interest rate will be determined.
(c)	Non-income producing security.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at March 31, 2022.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(f)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2022.
(g)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(h)	Security is perpetual in nature and has no stated maturity date.
(i)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(j)	ANR, Inc., warrants are exercisable into 1,880,020 shares.
(k)	Alpha Metallurgical Resources, Inc., warrants are exercisable into 365 shares.
(l)	Issued as participation notes.
(m)	Issued as preference shares.
(n)	Rate periodically changes. Rate disclosed is the 7-day yield at March 31, 2022.
(o)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 12.5 billion.
(p)	Strike price is 1 Mexican Peso (MXN).
(q)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 15.5 billion.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2022.
†	Amount rounds to less than 0.1%.
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).
+	Security that used significant unobservable inputs to determine its value.
#	Securities are restricted as to resale.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 81

Schedule of Investments | 3/31/22

(unaudited) (continued)

Restricted Securities	Acquisition date	Cost	Value
Adare Re 2021	9/29/2021	$1,800,000	$ 1,848,154
Adare Re 2022	12/30/2021	754,500	763,553
Akibare Re	1/24/2022	499,916	498,500
Alamo Re	11/9/2021	1,508,278	1,504,200
Alturas Re 2019-1	12/20/2018	2,201	10,065
Alturas Re 2019-2	12/19/2018	33,410	11,506
Alturas Re 2020-1B	1/1/2020	357,085	12,284
Alturas Re 2020-2	1/1/2020	360,465	170,455
Alturas Re 2020-3	7/1/2020	—	3,801
Alturas Re 2021-2	2/16/2021	137,935	—
Alturas Re 2021-3	8/16/2021	236,951	216,455
Alturas Re 2022-2	1/18/2022	2,501,600	2,534,121
Ballybunion Re 2020	12/31/2019	411,732	677,844
Ballybunion Re 2021-2	8/2/2021	3,000,000	3,104,400
Ballybunion Re 2021-3	8/2/2021	3,406,059	3,453,744
Ballybunion Re 2022	3/9/2022	1,506,560	1,521,626
Ballylifin Re 2021	9/15/2021	1,636,133	1,526,400
Bantry Re 2016	2/6/2019	241,800	241,800
Bantry Re 2019	2/1/2019	—	135,855
Bantry Re 2020	2/4/2020	—	248,691
Bantry Re 2021	1/11/2021	651,475	595,305
Bantry Re 2022	2/2/2022	3,280,525	3,336,733
Berwick Re 2018-1	1/10/2018	2,033,862	1,076,339
Berwick Re 2019-1	12/31/2018	1,188,696	1,188,780
Berwick Re 2020-1	9/24/2020	—	200
Berwick Re 2022	12/28/2021	3,500,000	3,551,501
Bonanza Re	12/15/2020	750,000	749,550
Bonanza Re	3/11/2022	250,000	249,875
Cape Lookout Re	11/10/2021	2,762,204	2,758,525
Carnoustie Re 2020	7/16/2020	79,639	237,300
Carnoustie Re 2021	1/25/2021	46,580	65,899
Carnoustie Re 2022	1/20/2022	1,000,000	1,021,302
Denning Re 2021	7/28/2021	2,543,559	2,604,334
Dingle Re 2020	2/13/2020	—	52,950
Easton Re Pte	12/15/2020	900,000	897,750
Eden Re II	1/22/2019	8,633	182,465
Eden Re II	12/23/2019	700,000	372,400
Eden Re II	1/25/2021	1,890,000	1,634,850
Eden Re II	1/21/2022	4,400,000	4,400,000
FloodSmart Re	2/9/2021	754,502	730,425
FloodSmart Re	2/16/2021	1,000,000	981,500
FloodSmart Re	2/14/2022	1,500,000	1,492,350
Formby Re 2018	7/9/2018	164,296	214,900
Four Lakes Re	11/5/2020	1,500,000	1,504,050
Four Lakes Re	11/5/2020	1,500,000	1,497,300
Four Lakes Re	12/15/2021	500,000	496,000

The accompanying notes are an integral part of these financial statements.

82 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Restricted Securities	Acquisition date	Cost	Value
Gleneagles Re 2018	12/27/2017	$ 120,409	$ 177,450
Gleneagles Re 2019	12/31/2018	—	25,849
Gleneagles Re 2020	6/24/2020	10,002	127,007
Gleneagles Re 2021	1/13/2021	322,305	299,430
Gleneagles Re 2022	1/18/2022	1,250,000	1,266,317
Gullane Re 2018	3/26/2018	—	169,487
Gullane Re 2022	2/14/2022	5,000,000	5,186,061
Harambee Re 2018	12/19/2017	63,696	2,400
Harambee Re 2019	12/20/2018	—	3,500
Harambee Re 2020	2/27/2020	28,590	102,300
Herbie Re	10/19/2020	500,000	510,750
Hypatia, Ltd.	7/10/2020	1,000,000	1,038,900
Integrity Re	11/29/2021	3,011,320	3,004,500
International Bank for
Reconstruction & Development	2/28/2020	250,000	252,600
Isosceles Insurance, Ltd.	6/25/2021	1,500,000	1,485,000
Isosceles Re 2021-A1	8/12/2021	—	11,850
Limestone Re	6/20/2018	1,675	—
Limestone Re	12/15/2016	11,622	—
Limestone Re 2020-1	12/27/2019	5,100	43,044
Limestone Re 2020-1	12/15/2016	2,400	20,256
Lion Rock Re 2019	12/17/2018	—	—
Lion Rock Re 2020	3/27/2020	—	—
Lion Rock Re 2021	3/1/2021	429,564	320,000
Long Point Re III	5/17/2018	6,403,835	6,396,800
Lorenz Re 2019	7/10/2019	798,855	295,249
Lorenz Re 2020	8/11/2020	77,411	87,866
Lorenz Re 2020	8/12/2020	103,638	117,806
Matterhorn Re	11/24/2020	1,500,000	1,492,800
Matterhorn Re	11/24/2020	2,000,000	1,981,800
Matterhorn Re	12/15/2021	250,000	248,275
Matterhorn Re	3/10/2022	1,750,000	1,749,125
Matterhorn Re	3/10/2022	750,000	749,625
Merion Re 2018-2	12/28/2017	349,793	1,406,750
Merion Re 2021-2	12/28/2020	2,448,845	1,953,900
Merion Re 2022-1	1/25/2022	214,942	222,804
Merion Re 2022-2	3/1/2022	6,551,154	6,639,303
Mona Lisa Re	12/30/2019	500,000	500,600
Northshore Re II	12/2/2020	500,000	506,500
Oakmont Re 2017	5/10/2017	—	36,750
Oakmont Re 2020	12/3/2020	4,525,221	4,687,114
Old Head Re 2022	1/6/2022	188,288	203,516
Pangaea Re 2016-2	5/31/2016	—	10,967
Pangaea Re 2018-1	12/26/2017	679,284	100,009
Pangaea Re 2018-3	5/31/2018	1,710,113	147,278
Pangaea Re 2019-1	1/9/2019	40,855	81,087

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 83

Schedule of Investments | 3/31/22

(unaudited) (continued)

Restricted Securities	Acquisition date	Cost	Value
Pangaea Re 2019-3	7/25/2019	$ 156,622	$ 187,794
Pangaea Re 2020-1	1/21/2020	—	81,717
Pangaea Re 2020-3	9/15/2020	—	49,273
Pangaea Re 2021-1	1/19/2021	245,479	129,829
Pangaea Re 2022-1	1/11/2022	4,254,521	4,254,521
Phoenician Re	12/1/2021	750,000	745,200
Phoenix One Re	12/21/2020	1,000,000	1,068,000
Pine Valley Re 2022	1/12/2022	455,757	461,525
Port Royal Re 2021	6/17/2021	477,894	506,825
Portrush Re 2017	6/12/2017	1,687,367	1,403,820
Residential Reinsurance 2020	10/30/2020	1,500,000	1,518,750
Residential Reinsurance 2020	10/30/2020	1,250,000	1,245,625
Sanders Re II	5/20/2020	250,000	253,325
Sanders Re II	3/1/2022	2,255,484	2,241,900
Sector Re V	12/4/2018	369,145	218,989
Sector Re V	1/1/2020	155,997	452,421
Sector Re V	12/14/2018	125,505	80,460
Sector Re V	4/23/2019	360,000	273,022
Sector Re V	5/1/2019	3,608	85,643
Sector Re V	12/4/2019	150,000	435,028
Sector Re V	4/24/2020	756	40,892
Sector Re V	4/29/2020	575	31,102
Sector Re V	4/29/2020	6,578	88,449
Sector Re V	12/21/2020	6,106	296,203
Sector Re V	5/21/2021	2,253,960	2,476,889
Sector Re V	5/21/2021	692,491	737,097
Sector Re V	1/5/2022	2,753,972	2,805,435
Shadow Creek Re 2021	8/31/2021	—	7,593
Sussex Capital UK Pcc, Ltd.	12/7/2020	750,000	760,500
Sussex Re 2020-1	1/21/2020	—	77,248
Sussex Re 2021-1	1/26/2021	136,988	154,000
Thopas Re 2019	12/21/2018	—	—
Thopas Re 2020	12/30/2019	—	—
Thopas Re 2021	12/30/2020	—	—
Thopas Re 2022	2/15/2022	3,000,000	3,061,800
Torricelli Re 2021	7/2/2021	2,818,951	2,751,578
Ursa Re II	10/8/2020	3,000,000	2,989,500
Vermillion Re 2022	2/22/2022	1,672,125	1,691,543
Versutus Re 2018	1/31/2018	—	3,600
Versutus Re 2019-A	1/28/2019	—	1,589
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2018	12/22/2017	98,624	—
Viribus Re 2019	12/27/2018	—	95,630
Viribus Re 2020	3/12/2020	421,904	182,141
Viribus Re 2021	2/1/2021	3,717,666	3,763,021
Vitality Re X	2/3/2020	1,499,504	1,486,650
Vitality Re XI	1/31/2020	498,036	490,000

The accompanying notes are an integral part of these financial statements.

84 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Restricted Securities	Acquisition date	Cost	Value
Walton Health Re 2018	6/25/2018	$ 388,749	$ 48,448
Walton Health Re 2019	7/18/2019	183,361	250,380
White Heron Re 2021	6/9/2021	—	32,100
Woburn Re 2018	3/20/2018	613,243	101,048
Woburn Re 2019	1/30/2019	676,967	799,335
Total Restricted Securities			$134,956,100
% of Net assets			3.1%

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
						Unrealized
Currency	In	Currency			Settlement	Appreciation
Purchased	Exchange for	Sold	Deliver	Counterparty	Date	(Depreciation)
NOK	394,950,000	USD	44,091,794	Bank of	5/4/22	$ 751,625
				America NA
SEK	263,630,000	USD	28,339,170	Bank of	4/28/22	(286,420)
				America NA
USD	25,002,109	ZAR	368,630,000	Bank of	6/24/22	47,955
				America NA
USD	45,282,092	EUR	39,800,000	Brown Brothers	4/28/22	1,217,077
				Harriman & Co.
INR	1,791,850,000	USD	23,803,103	Citibank NA	4/28/22	(310,008)
KRW	28,244,700,000	USD	23,311,517	Citibank NA	6/3/22	(79,917)
NOK	220,735,000	USD	24,999,204	Citibank NA	5/4/22	63,492
PEN	80,225,000	USD	21,278,712	Citibank NA	5/24/22	426,817
PLN	140,690,000	EUR	30,860,325	Citibank NA	5/25/22	(907,230)
USD	38,002,644	IDR	546,250,000,000	Citibank NA	6/24/22	31,172
EGP	88,675,000	USD	5,540,456	Goldman	5/24/22	(722,945)
				Sachs & Co.
USD	35,361,972	MXN	739,600,000	Goldman	4/28/22	(1,640,326)
				Sachs & Co.
USD	28,504,229	SEK	263,630,000	Goldman	4/28/22	451,480
				Sachs & Co.
AUD	31,850,000	NZD	34,322,015	HSBC Bank	6/28/22	121,624
				USA NA
CZK	520,000,000	EUR	20,949,217	HSBC Bank	4/11/22	353,420
				USA NA
EUR	4,295,000	USD	4,893,441	HSBC Bank	4/28/22	(138,184)
				USA NA
NOK	183,950,000	EUR	18,237,061	HSBC Bank	4/11/22	710,546
				USA NA
PLN	92,700,000	USD	23,058,744	HSBC Bank	5/26/22	(1,120,026)
				USA NA
SGD	32,465,000	USD	23,930,622	HSBC Bank	6/2/22	21,075
				USA NA

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 85

Schedule of Investments | 3/31/22

(unaudited) (continued)

						Unrealized
Currency	In	Currency			Settlement	Appreciation
Purchased	Exchange for	Sold	Deliver	Counterparty	Date	(Depreciation)
EUR	30,275,000	USD	34,300,358	JPMorgan Chase	4/27/22	$ (782,065)
				Bank NA
EUR	8,300,000	USD	9,359,410	JPMorgan Chase	5/26/22	(158,915)
				Bank NA
AUD	65,815,000	USD	47,458,150	State Street	5/26/22	1,835,335
				Bank & Trust Co.
EUR	10,645,000	USD	11,675,643	State Street	5/26/22	124,269
				Bank & Trust Co.
USD	5,849,080	CAD	7,465,000	State Street	5/13/22	(121,303)
				Bank & Trust Co.
USD	82,264,465	EUR	72,496,000	State Street	5/26/22	1,903,131
				Bank & Trust Co.
USD	13,743,341	GBP	10,465,000	State Street	6/23/22	(165)
				Bank & Trust Co.
USD	76,705,919	EUR	69,200,000	State Street	6/24/22	(108,118)
				Bank & Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ 1,683,396

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

Number of
Contracts		Expiration	Notional	Market	Unrealized
Long	Description	Date	Amount	Value	(Depreciation)
343	U.S. 2 Year	6/30/22	$ 73,635,946	$ 72,689,204	$ (946,742)
	Note (CBT)
2,894	U.S. 5 Year	6/30/22	340,560,190	331,905,625	(8,654,565)
	Note (CBT)
626	U.S. 10 Year	6/21/22	77,937,621	76,919,750	(1,017,871)
	Note (CBT)
1,632	U.S. Ultra	6/21/22	299,244,286	289,068,000	(10,176,286)
	Bond (CBT)
			$ 791,378,043	$ 770,582,579	$ (20,795,464)

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	Appreciation
1,958	Euro-Bund	6/8/22	$(359,540,421)	$(343,663,510)	$15,876,911
952	U.S. 10 Year	6/21/22	(131,994,363)	(128,966,250)	3,028,113
	Ultra Bond
	(CBT)
1,332	U.S. Long Bond	6/21/22	(205,551,230)	(199,883,250)	5,667,980
	(CBT)
			$(697,086,014)	$(672,513,010)	$24,573,004
TOTAL FUTURES CONTRACTS			$ 94,292,029	$ 98,069,569	$ 3,777,540

The accompanying notes are an integral part of these financial statements.

86 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS — BUY PROTECTION

			Annual
Notional	Reference	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Obligation/Index	Receive(2)	Rate	Date	Paid	(Depreciation)	Value
672,400,000	Markit CDX North
	America High Yield
	Index Series 38	Pay	5.00%	6/20/27	$(38,147,030)	$944,632	$(37,202,398)
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS – BUY PROTECTION					$(38,147,030)	$944,632	$(37,202,398)

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS — SELL PROTECTION
		Obligation		Annual			Unrealized
Notional		Reference/ Pay/		Fixed	Expiration	Premiums	Appreciation	Market
Amount ($)(1)	Counterparty	Index	Receive(3) Rate		Date	(Received)	(Depreciation)	Value
7,280,000	JPMorgan	United	Receive	5.00%	12/20/25 $	(247,029)	$ 91,203	$ (155,826)
	Chase	Airlines
	Bank NA	Holdings,
Inc.
1,455,000	JPMorgan	United	Receive	5.00%	12/20/25	(52,457)	21,313	(31,144)
	Chase	Airlines
	Bank NA	Holdings,
Inc.
2,425,000	JPMorgan	United	Receive	5.00%	12/20/25	(84,707)	32,801	(51,906)
	Chase	Airlines
	Bank NA	Holdings,
Inc.
4,860,000	JPMorgan	United	Receive	5.00%	12/20/25	(191,589)	87,563	(104,026)
	Chase	Airlines
	Bank NA	Holdings,
Inc.
2,000,000	JPMorgan	United	Receive	5.00%	12/20/25	(94,562)	51,753	(42,809)
	Chase	Airlines
	Bank NA	Holdings,
Inc.

2,650,000	JPMorgan	Delta Air	Receive	5.00%	12/20/26	265,870	(61,820)	204,050
	Chase	Lines, Inc.
Bank NA

TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT
SWAP CONTRACTS — SELL PROTECTION						$ (404,474) $ 222,813		$ (181,661)

TOTAL SWAP CONTRACTS						$(38,551,504) $1,167,445		$(37,384,059)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
(3)	Receives quarterly.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 87

Schedule of Investments | 3/31/22

(unaudited) (continued)

ARS	— Argentine Peso
AUD	— Australia Dollar
CAD	— Canada Dollar
CZK	— Czech Republic Koruna
EGP	— Egypt Pound
EUR	— Euro
GBP	— Great British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
KRW	— Korean Won
KZT	— Kazakhstan Tenge
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peru Nuevo Sol
PLN	— Poland Zloty
SEK	— Sweden Krona
SGD	— Singapore Dollar
USD	— United States Dollar
UZS	— Uzbekistan Som
ZAR	— South Africa Rand

Purchases and sales of securities (excluding short term investments) for the six months ended March 31, 2022 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$ 87,711,161	$392,921,428
Other Long-Term Securities	$1,213,613,769	$945,055,618

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended March 31, 2022, the Fund engaged in purchases of $0 and sales of $11,588,308 pursuant to these procedures, which resulted in a net realized gain/(loss) of $3,796,375.

At March 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $5,150,599,076 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 87,671,043
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(190,697,095)
Net unrealized depreciation	$(103,026,052)

The accompanying notes are an integral part of these financial statements.

88 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of March 31, 2022, in valuing the Fund's investments:

Level 1		Level 2	Level 3	Total
Senior Secured Floating
Rate Loan Interests	$ —	$ 46,866,856	$ —	$ 46,866,856
Common Stocks
Oil, Gas &
Consumable Fuels	23,255	956,548	—	979,803
Paper & Forest Products	—	3,257	—	3,257
Specialty Retail	—	—	170,668	170,668
All Other
Common Stocks	2,193,996	—	—	2,193,996
Asset Backed Securities	—	347,880,137	—	347,880,137
Collateralized Mortgage
Obligations	—	686,299,158	—	686,299,158
Commercial Mortgage-
Backed Securities	—	399,287,038	—	399,287,038
Convertible Corporate
Bonds	—	33,405,955	—	33,405,955
Corporate Bonds
Banks	—	—	250,500	250,500
All other Corporate Bonds	—	1,410,015,428	—	1,410,015,428
Convertible Preferred
Stocks	90,969,112	—	—	90,969,112
Rights/Warrants	45,325	—	—	45,325
Insurance-Linked Securities
Event Linked Bonds
Collateralized Reinsurance
Earthquakes – California	—	—	2,611,707	2,611,707
Multiperil – Massachusetts	—	—	2,604,334	2,604,334
Multiperil – U.S.	—	—	9,317,389	9,317,389
Multiperil – Worldwide	—	—	1,249,973	1,249,973
Windstorm – Florida	—	—	1,618,720	1,618,720
Windstorm - North Carolina	—	—	11,850	11,850
Windstorm – U.S	—	—	7,593	7,593
Windstorm – U.S. Multistate	—	—	32,100	32,100
Windstorm – U.S. Regional	—	—	6,208,864	6,208,864
Reinsurance Sidecars
Multiperil – U.S.	—	—	2,169,798	2,169,798
Multiperil – Worldwide	—	—	62,382,079	62,382,079
Industry Loss Warranties
Earthquakes - U.S.	—	—	1,691,543	1,691,543
Windstorm – U.S	—	—	1,526,400	1,526,400

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 89

Schedule of Investments | 3/31/22

(unaudited) (continued)

	Level 1	Level 2	Level 3	Total
All Other Insurance-
Linked Securities	$ —	$ 43,523,750	$ —	$ 43,523,750
Foreign Government Bonds	—	182,421,949	—	182,421,949
U.S. Government and
Agency Obligations	—	1,646,656,015	—	1,646,656,015
Open-End Fund	95,549,793	—	—	95,549,793
Over The Counter (OTC)
Call Option Purchased	—	—*	—	—*
Over The Counter (OTC)
Currency Put Option
Purchased	—	1,641,732	—	1,641,732
Total Investments
in Securities	$188,781,481	$4,798,957,823	$ 91,853,518	$5,079,592,822
Other Financial Instruments
Over The Counter (OTC)
Currency Call Option
Written	$ —	$ (96,675)	$ —	$ (96,675)
Net unrealized
appreciation on forward
foreign currency
exchange contracts	—	1,683,396	—	1,683,396
Net unrealized
appreciation on
futures contracts	3,777,540	—	—	3,777,540
Swap contracts, at value	—	(37,384,059)	—	(37,384,059)
Total Other
Financial Instruments	$ 3,777,540	$ (35,797,338)	$ —	$ (32,019,798)
* Securities valued at $0.

The accompanying notes are an integral part of these financial statements.

90 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

			Insurance-
	Common	Corporate	Linked	Rights/
	Stocks	Bonds	Securities	Warrants	Total
Balance as of 9/30/21	$ 457,632	$ —	$100,460,847	$96,291	$101,014,770
Realized gain (loss)(1)	—	—	(3,688,384)	96,291	(3,592,093)
Changed in unrealized
appreciation
(depreciation)(2)	—	(4,759,500)	(746,645)	(96,291)	(5,602,436)
Accrued discounts/
premiums	—	—	(31,062,577)	—	(31,062,577)
Purchases	—	5,010,000	45,441,424	—	50,451,424
Sales	—	—	(18,972,315)	(96,291)	(19,068,606)
Transfers in to Level 3*	—	—	—	—	—
Transfers out of Level 3*	(286,964)	—	—	—	(286,964)
Balance as of 3/31/22	$ 170,668	$ 250,500	$ 91,432,350	$ —	$ 91,853,518

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the six months ended March 31, 2022, an investment having a value of $286,964 was transferred out of Level 3 to Level 2 as there were significant observable inputs available to determine its value. There were no other transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at March 31, 2022:	$(6,407,025)

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 91

Statement of Assets and Liabilities | 3/31/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $5,306,654,479)	$5,079,592,822
Cash	5,579,511
Foreign currencies, at value (cost $9,150,225)	7,479,716
Futures collateral	15,091,620
Swaps collateral	73,645,736
Variation margin for futures contracts	719,253
Variation margin for centrally cleared swap contracts	1,018,064
Net unrealized appreciation on forward foreign currency
exchange contracts	1,683,396
Receivables —
Investment securities sold	341,660,883
Fund shares sold	10,425,471
Dividends	125,008
Interest	29,564,127
Due from the Adviser	7,062
Other assets	164,790
Total assets	$5,566,757,459
LIABILITIES:
Payables —
Investment securities purchased	$1,115,888,722
Fund shares repurchased	12,865,876
Distributions	1,800,505
Swap contracts, at value (net premiums paid $(38,551,504))	37,384,059
Written options outstanding (net premiums received $645,437)	96,675
Reserve for repatriation taxes	326,493
Due to affiliates	339,681
Accrued expenses	1,096,502
Total liabilities	$1,169,798,513
NET ASSETS:
Paid-in capital	$4,711,529,561
Distributable earnings (loss)	(314,570,615)
Net assets	$4,396,958,946
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $760,288,595/74,878,486 shares)	$ 10.15
Class C (based on $93,345,527/9,402,891 shares)	$ 9.93
Class K (based on $486,770,919/47,854,936 shares)	$ 10.17
Class R (based on $75,894,205/7,344,383 shares)	$ 10.33
Class Y (based on $2,980,659,700/293,573,203 shares)	$ 10.15
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.15 net asset value per share/100%-4.50%
maximum sales charge)	$ 10.63

The accompanying notes are an integral part of these financial statements.

92 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 3/31/22

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign
taxes withheld $(410,643))	$ 89,216,409
Dividends from unaffiliated issuers	4,549,292
Total Investment Income		$ 93,765,701
EXPENSES:
Management fees	$ 12,972,967
Administrative expenses	546,683
Transfer agent fees
Class A	661,416
Class C	37,646
Class K	2,873
Class R	102,004
Class Y	1,436,154
Distribution fees
Class A	1,018,569
Class C	521,338
Class R	211,554
Shareowner communications expense	131,066
Custodian fees	114,250
Registration fees	52,647
Professional fees	153,202
Printing expense	31,870
Pricing fees	28,192
Trustees’ fees	100,387
Insurance expense	3,308
Miscellaneous	128,524
Total expenses		$ 18,254,650
Less fees waived and expenses reimbursed by the Adviser		(492,935)
Net expenses		$ 17,761,715
Net investment income		$ 76,003,986
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (32,721,945)
Forward foreign currency exchange contracts	2,902,266
Futures contracts	5,944,945
Swap contracts	(10,138,701)
Written option	635,487
Other assets and liabilities denominated in
foreign currencies	2,562,504	$ (30,815,444)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign
capital gains tax of $260,966)	$ (305,995,793)
Forward foreign currency exchange contracts	966,259
Futures contracts	(2,988,553)
Swap contracts	35,095,625
Written options	312,820
Other assets and liabilities denominated in
foreign currencies	(1,620,829)	(274,230,471)
Net realized and unrealized gain (loss) on investments		$(305,045,915)
Net decrease in net assets resulting from operations		$(229,041,929)

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 93

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	3/31/22	Ended
	(unaudited)	9/30/21
FROM OPERATIONS:
Net investment income (loss)	$ 76,003,986	$ 153,019,929
Net realized gain (loss) on investments	(30,815,444)	203,680,894
Change in net unrealized appreciation
(depreciation) on investments	(274,230,471)	1,233,616
Net increase (decrease) in net assets
resulting from operations	$ (229,041,929)	$ 357,934,439
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.69 and $0.40 per share, respectively)	$ (51,564,753)	$ (30,042,869)
Class C ($0.65 and $0.31 per share, respectively)	(6,425,287)	(3,819,157)
Class K ($0.71 and $0.45 per share, respectively)	(30,367,213)	(17,473,836)
Class R ($0.67 and $0.36 per share, respectively)	(5,083,965)	(3,154,062)
Class Y ($0.70 and $0.43 per share, respectively)	(202,141,087)	(115,935,153)
Total distributions to shareowners	$ (295,582,305)	$ (170,425,077)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 769,380,457	$ 1,252,373,259
Reinvestment of distributions	246,562,457	141,146,069
Cost of shares repurchased	(827,181,746)	(1,248,166,526)
Net increase in net assets resulting from
Fund share transactions	$ 188,761,168	$ 145,352,802
Net increase (decrease) in net assets	$ (335,863,066)	$ 332,862,164
NET ASSETS:
Beginning of period	$ 4,732,822,012	$ 4,399,959,848
End of period	$ 4,396,958,946	$ 4,732,822,012

The accompanying notes are an integral part of these financial statements.

94 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

	Six Months	Six Months
	Ended	Ended	Year	Year
	3/31/22	3/31/22	Ended	Ended
	Shares	Amount	9/30/21	9/30/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	5,964,120	$ 64,163,591	15,734,474	$ 178,146,681
Reinvestment of distributions	4,017,016	43,086,566	2,199,892	24,922,612
Less shares repurchased	(10,287,794)	(110,326,381)	(16,076,390)	(181,901,606)
Net increase
(decrease)	(306,658)	$ (3,076,224)	1,857,976	$ 21,167,687
Class C
Shares sold	555,799	$ 5,888,679	1,381,370	$ 15,316,120
Reinvestment of distributions	560,555	5,881,432	316,836	3,506,210
Less shares repurchased	(1,839,462)	(19,299,413)	(8,967,163)	(99,262,767)
Net decrease	(723,108)	$ (7,529,302)	(7,268,957)	$ (80,440,437)
Class K
Shares sold	10,366,588	$ 111,686,856	16,029,442	$ 182,309,915
Reinvestment of distributions	2,586,378	27,774,318	1,393,552	15,806,486
Less shares repurchased	(5,900,644)	(63,366,233)	(14,571,104)	(164,783,637)
Net increase	7,052,322	$ 76,094,941	2,851,890	$ 33,332,764
Class R
Shares sold	531,714	$ 5,855,976	1,403,543	$ 16,144,689
Reinvestment of distributions	463,450	5,064,407	271,864	3,131,259
Less shares repurchased	(1,780,985)	(19,789,579)	(2,883,839)	(33,123,339)
Net decrease	(785,821)	$ (8,869,196)	(1,208,432)	$ (13,847,391)
Class Y
Shares sold	54,246,110	$ 581,785,355	75,931,285	$ 860,455,854
Reinvestment of distributions	15,365,394	164,755,734	8,281,184	93,779,502
Less shares repurchased	(57,657,580)	(614,400,140)	(68,157,839)	(769,095,177)
Net increase	11,953,924	$ 132,140,949	16,054,630	$ 185,140,179

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 95

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	3/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Class A
Net asset value, beginning of period	$ 11.38	$ 10.91	$ 10.89	$ 10.42	$ 10.82	$ 10.76
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.16	$ 0.35	$ 0.38	$ 0.36	$ 0.35	$ 0.37
Net realized and unrealized gain (loss) on investments	(0.70)	0.52	(0.02)	0.42	(0.42)	0.04
Net increase (decrease) from investment operations	$ (0.54)	$ 0.87	$ 0.36	$ 0.78	$ (0.07)	$ 0.41
Distributions to shareowners:
Net investment income	$ (0.16)	$ (0.40)	$ (0.34)	$ (0.27)	$ (0.31)	$ (0.33)
Net realized gain	(0.53)	—	—	(0.04)	(0.02)	(0.02)
Total distributions	$ (0.69)	$ (0.40)	$ (0.34)	$ (0.31)	$ (0.33)	$ (0.35)
Net increase (decrease) in net asset value	$ (1.23)	$ 0.47	$ 0.02	$ 0.47	$ (0.40)	$ 0.06
Net asset value, end of period	$ 10.15	$ 11.38	$ 10.91	$ 10.89	$ 10.42	$ 10.82
Total return (b)	(5.01)%(c)	8.04%	3.44%	7.64%	(0.67)%	3.90%
Ratio of net expenses to average net assets	1.01%(d)	1.06%	1.06%	1.10%	1.03%	1.06%
Ratio of net investment income (loss) to average net assets	3.04%(d)	3.12%	3.59%	3.39%	3.28%	3.41%
Portfolio turnover rate	34%(c)	67%	69%	53%	44%	52%
Net assets, end of period (in thousands)	$760,289	$855,856	$799,974	$803,174	$861,517	$1,038,090
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.04%(d)	—%	—%	—%	—%	—%
Net investment income (loss) to average net assets	3.01%(d)	—%	—%	—%	—%	—%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	3/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Class C
Net asset value, beginning of period	$ 11.14	$ 10.67	$ 10.66	$ 10.20	$ 10.59	$ 10.53
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.13	$ 0.27	$ 0.30	$ 0.28	$ 0.27	$ 0.29
Net realized and unrealized gain (loss) on investments	(0.69)	0.51	(0.02)	0.42	(0.41)	0.04
Net increase (decrease) from investment operations	$ (0.56)	$ 0.78	$ 0.28	$ 0.70	$ (0.14)	$ 0.33
Distributions to shareowners:
Net investment income	$ (0.12)	$ (0.31)	$ (0.27)	$ (0.20)	$ (0.23)	$ (0.25)
Net realized gain	(0.53)	—	—	(0.04)	(0.02)	(0.02)
Total distributions	$ (0.65)	$ (0.31)	$ (0.27)	$ (0.24)	$ (0.25)	$ (0.27)
Net increase (decrease) in net asset value	$ (1.21)	$ 0.47	$ 0.01	$ 0.46	$ (0.39)	$ 0.06
Net asset value, end of period	$ 9.93	$ 11.14	$ 10.67	$ 10.66	$ 10.20	$ 10.59
Total return (b)	(5.29)%(c)	7.37%	2.67%	6.96%	(1.30)%	3.23%
Ratio of net expenses to average net assets	1.68%(d)	1.73%	1.73%	1.74%	1.69%	1.72%
Ratio of net investment income (loss) to average net assets	2.37%(d)	2.49%	2.89%	2.75%	2.62%	2.75%
Portfolio turnover rate	34%(c)	67%	69%	53%	44%	52%
Net assets, end of period (in thousands)	$93,346	$112,804	$185,623	$311,801	$466,033	$697,820
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.70%(d)	—%	—%	—%	—%	—%
Net investment income (loss) to average net assets	2.35%(d)	—%	—%	—%	—%	—%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year
	3/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Class K
Net asset value, beginning of period	$ 11.40	$ 10.92	$ 10.92	$ 10.44	$ 10.84	$ 10.78
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.19	$ 0.40	$ 0.43	$ 0.41	$ 0.39	$ 0.41
Net realized and unrealized gain (loss) on investments	(0.71)	0.53	(0.04)	0.43	(0.41)	0.05
Net increase (decrease) from investment operations	$ (0.52)	$ 0.93	$ 0.39	$ 0.84	$ (0.02)	$ 0.46
Distributions to shareowners:
Net investment income	$ (0.18)	$ (0.45)	$ (0.39)	$ (0.32)	$ (0.36)	$ (0.38)
Net realized gain	(0.53)	—	—	(0.04)	(0.02)	(0.02)
Total distributions	$ (0.71)	$ (0.45)	$ (0.39)	$ (0.36)	$ (0.38)	$ (0.40)
Net increase (decrease) in net asset value	$ (1.23)	$ 0.48	$ —	$ 0.48	$ (0.40)	$ 0.06
Net asset value, end of period	$ 10.17	$ 11.40	$ 10.92	$ 10.92	$ 10.44	$ 10.84
Total return (b)	(4.81)%(c)	8.58%	3.73%	8.19%	(0.23)%	4.36%
Ratio of net expenses to average net assets	0.59%(d)	0.63%	0.62%	0.63%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets	3.47%(d)	3.55%	4.02%	3.86%	3.70%	3.83%
Portfolio turnover rate	34%(c)	67%	69%	53%	44%	52%
Net assets, end of period (in thousands)	$486,771	$465,149	$414,610	$402,042	$379,474	$400,888
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.61%(d)	—%	—%	—%	—%	—%
Net investment income (loss) to average net assets	3.45%(d)	—%	—%	—%	—%	—%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

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	Six Months
	Ended	Year	Year	Year	Year	Year
	3/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Class R
Net asset value, beginning of period	$ 11.58	$ 11.09	$ 11.08	$ 10.59	$ 11.00	$ 10.93
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.15	$ 0.33	$ 0.35	$ 0.33	$ 0.32	$ 0.33
Net realized and unrealized gain (loss) on investments	(0.73)	0.52	(0.03)	0.44	(0.43)	0.05
Net increase (decrease) from investment operations	$ (0.58)	$ 0.85	$ 0.32	$ 0.77	$ (0.11)	$ 0.38
Distributions to shareowners:
Net investment income	$ (0.14)	$ (0.36)	$ (0.31)	$ (0.24)	$ (0.28)	$ (0.29)
Net realized gain	(0.53)	—	—	(0.04)	(0.02)	(0.02)
Total distributions	$ (0.67)	$ (0.36)	$ (0.31)	$ (0.28)	$ (0.30)	$ (0.31)
Net increase (decrease) in net asset value	$ (1.25)	$ 0.49	$ 0.01	$ 0.49	$ (0.41)	$ 0.07
Net asset value, end of period	$ 10.33	$ 11.58	$ 11.09	$ 11.08	$ 10.59	$ 11.00
Total return (b)	(5.21)%(c)	7.77%	3.03%	7.43%	(1.02)%	3.57%
Ratio of net expenses to average net assets	1.34%(d)	1.37%	1.40%	1.39%	1.34%	1.41%
Ratio of net investment income (loss) to average net assets	2.70%(d)	2.83%	3.23%	3.10%	2.97%	3.05%
Portfolio turnover rate	34%(c)	67%	69%	53%	44%	52%
Net assets, end of period (in thousands)	$75,894	$94,136	$103,585	$131,214	$168,043	$223,372
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.36%(d)	—%	—%	—%	—%	—%
Net investment income (loss) to average net assets	2.68%(d)	—%	—%	—%	—%	—%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	3/31/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Class Y
Net asset value, beginning of period	$ 11.38	$ 10.91	$ 10.90	$ 10.42	$ 10.82	$ 10.76
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.18	$ 0.39	$ 0.42	$ 0.40	$ 0.38	$ 0.40
Net realized and unrealized gain (loss) on investments	(0.71)	0.51	(0.03)	0.42	(0.42)	0.05
Net increase (decrease) from investment operations	$ (0.53)	$ 0.90	$ 0.39	$ 0.82	$ (0.04)	$ 0.45
Distributions to shareowners:
Net investment income	$ (0.17)	$ (0.43)	$ (0.38)	$ (0.30)	$ (0.34)	$ (0.37)
Net realized gain	(0.53)	—	—	(0.04)	(0.02)	(0.02)
Total distributions	$ (0.70)	$ (0.43)	$ (0.38)	$ (0.34)	$ (0.36)	$ (0.39)
Net increase (decrease) in net asset value	$ (1.23)	$ 0.47	$ 0.01	$ 0.48	$ (0.40)	$ 0.06
Net asset value, end of period	$ 10.15	$ 11.38	$ 10.91	$ 10.90	$ 10.42	$ 10.82
Total return (b)	(4.87)%(c)	8.37%	3.71%	8.09%	(0.34)%	4.23%
Ratio of net expenses to average net assets	0.69%(d)	0.74%	0.74%	0.73%	0.72%	0.74%
Ratio of net investment income (loss) to average net assets	3.37%(d)	3.44%	3.91%	3.75%	3.60%	3.72%
Portfolio turnover rate	34%(c)	67%	69%	53%	44%	52%
Net assets, end of period (in thousands)	$2,980,660	$3,204,878	$2,896,168	$3,010,817	$3,208,774	$3,560,072
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.71%(d)	—%	—%	—%	—%	—%
Net investment income (loss) to average net assets	3.35%(d)	—%	—%	—%	—%	—%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements | 3/31/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (formerly known as Pioneer Strategic Income Fund), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related

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contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an

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alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry broker valuation models to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

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Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At March 31, 2022, five securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.03% of net assets. The value of these fair valued securities was $1,377,716.

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B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

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D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of March 31, 2022, the Fund had accrued $326,493 in reserve for repatriation taxes related to capital gains.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

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The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$170,425,077
Total	$170,425,077

The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 76,236,780
Undistributed long-term capital gains	91,271,341
Current year dividend payable	(1,655,842)
Current year late year loss	(28,647,683)
Net unrealized appreciation	72,849,023
Total	$210,053,619

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and credit default swaps, the mark to market on forward foreign currency exchange contracts, futures contracts, credit default swaps, interest on defaulted bonds.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $21,462 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2022.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

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The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

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Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non- U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the

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Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve,

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among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities

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are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2022 are listed in the Schedule of Investments.

I. Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete

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information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J. Purchased Options

The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

The average market value of purchased options contracts open during the six months ended March 31, 2022, was $1,254,774. Open purchased options at March 31, 2022, are listed in the Schedule of Investments.

K. Option Writing

The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the

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amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average market value of written options for the six months ended March 31, 2022, was $169,431. Open written options contracts at March 31, 2022, are listed in the Schedule of Investments.

L. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).

During the six months ended March 31, 2022, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the six months ended March 31, 2022, was $13,144,121. Open forward foreign currency exchange contracts outstanding at March 31, 2022, are listed in the Schedule of Investments.

M. Futures Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is

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required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2022, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average market value of futures contracts open during the six months ended March 31, 2022, was $(321,630,592). Open futures contracts outstanding at March 31, 2022, are listed in the Schedule of Investments.

N. Credit Default Swap Contracts

A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the

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Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is

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recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at March 31, 2022, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.

The average market value of credit default swap contracts open during the six months ended March 31, 2022, was $(44,059,299). Open credit default swap contracts at March 31, 2022, are listed in the Schedule of Investment.

O. Total Return Swap Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2022, is recorded as “Futures collateral” on the Statement of Assets and Liabilities. The Fund may enter into a total return swap contracts to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap contracts, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Total return swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within “Swap contracts, at value” on the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses on Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange interest rates, securities or the index.

The average market value of total return swap contracts open during the six months ended March 31, 2022, was $47,640,452. There were no open total return swap contracts outstanding at March 31, 2022.

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2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the six months ended March 31, 2022, the effective management fee was equivalent to 0.56% (annualized) of the Fund’s average daily net assets.

Effective October 1, 2021, the Adviser contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.59% and 0.69% of the average daily net assets attributable to Class K and Class Y shares, respectively. These expense limitations are in effect through February 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $208,181 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended March 31, 2022, the Fund paid $100,387 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees. At March 31, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $0.

4. Transfer Agent

For the period from October 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of

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Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended March 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$ 49,196
Class C	7,965
Class K	5,368
Class R	2,253
Class Y	66,284
Total	$131,066

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund’s average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $131,500 in distribution fees payable to the Distributor at March 31, 2022.

The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A

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shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended March 31, 2022, CDSCs in the amount of $130,525 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a facility in the amount of $380 million. Prior to February 2, 2022 the Fund participated in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended March 31, 2022, the Fund had no borrowings under the credit facility.

7. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

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Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

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Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of March 31, 2022.

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Bank of
America NA	$2,441,312	$ (383,095)	$ —	$ —	$2,058,217
Bank of New York
Mellon Corp.	—*	—	—	—	—*
Brown Brothers
Harriman & Co.	1,217,077	—	—	—	1,217,077
Citibank NA	521,481	(521,481)	—	—	—
Goldman Sachs
& Co.	451,480	(451,480)	—	—	—
HSBC Bank USA
NA	1,206,665	(1,206,665)	—	—	—
State Street
Bank & Trust Co.	3,862,735	(229,586)	—	—	3,633,149
Total	$ 9,700,750	$(2,792,307)	$ —	$ —	$6,908,443

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of
America NA	$ 383,095	$ (383,095)	$ —	$ —	$ —
Citibank NA	1,297,155	(521,481)	—	—	775,674
Goldman Sachs
& Co.	2,363,271	(451,480)	—	—	1,911,791
HSBC Bank USA
NA	1,258,210	(1,206,665)	—	—	51,545
JPMorgan Chase
Bank NA	940,980	—	—	—	940,980
State Street
Bank & Trust Co.	229,586	(229,586)	—	—	—
Total	$ 6,472,297	$ (2,792,307)	$ —	$ —	$ 3,679,990

* Includes securities that are valued at $0.

(a)	The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

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8. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2022, was as follows:

Statement of Assets and Liabilities
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets:
Net unrealized
appreciation on
futures contracts	$3,777,540	$ —	$ —	$ —	$ —
Net unrealized
appreciation on
forward foreign
currency contracts	—	—	1,683,396	—	—
Options purchased*	—	—	1,641,732	—**	—
Total Value	$3,777,540	$ —	$ 3,325,128	$ —**	$ —
Liabilities
Call options written	$ —	$ —	$ 96,675	$ —	$ —
Swap contracts, at value	—	37,384,059	—	—	—
Total Value	$ —	$37,384,059	$ 96,675	$ —	$ —

*	Reflects the market value of purchased option contracts (see Note 1J). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
**	Includes securities that are valued at $0.

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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2022 was as follows:

Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain
(Loss) on
Futures contracts	$5,944,945	$ —	$ —	$ —	$ —
Forward foreign
currency exchange
contracts	—	—	2,902,266	—	—
Options purchased*	—	—	(635,487)	—	—
Options written	—	—	635,487	—	—
Swap contracts	—	(10,138,701)	—	—	—
Total Value	$5,944,945	$(10,138,701)	$2,902,266	$ —	$ —

Net Change in
Unrealized Appreciation
(Depreciation) on
Futures contracts	$(2,988,553)	$ —	$ —	$ —	$ —
Forward foreign
currency exchange
contracts	—	—	966,259	—	—
Options purchased**	—	—	951,486	—***	—
Options written	—	—	312,820	—	—
Swap contracts	—	35,095,625	—	—	—
Total Value	$(2,988,553)	$ 35,095,625	$2,230,565	$ —***	$ —

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1J). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statements of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1J). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.
***	Includes securities that are valued at $0.

9. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations.

Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

124 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

As of March 31, 2022, the Fund had the following unfunded loan commitments outstanding:

				Unrealized
				Appreciation
Loan	Principal	Cost	Value	(Depreciation)
Project Watson Bridge Loan	$8,751,600	$8,751,600	$8,751,600	$ —
Total Value	$8,751,600	$8,751,600	$8,751,600	$ —

10. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/22 125

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes	Lisa M. Jones, President and Chief Executive Officer Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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132 Pioneer Strategic Income Fund | Semiannual Report | 3/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC

© 2022 Amundi Asset Management US, Inc. 19207-17-0522

Pioneer Emerging Markets Equity Fund

Semiannual Report | March 31, 2022

A: PEMEX	C: PEMNX	Y: PEMSX

visit us: www.amundi.com/us

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment, as volatility has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

At the outset of the pandemic, we temporarily closed our offices and instituted a work-from-home policy, but have since re-opened our US locations. However, we have been maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

May 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 3

Portfolio Management Discussion | 3/31/22

In the following interview, portfolio managers Patrice Lemonnier and Mickaël Tricot discuss the investment environment for emerging markets equities and the performance of Pioneer Emerging Markets Equity Fund during the six-month period ended March 31,2022. Mr. Lemonnier, Head of Emerging Markets Equity and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Tricot, Head of Global Emerging Markets Equity and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform in the six-month period ended on March 31, 2022?
A	Pioneer Emerging Markets Equity Fund’s Class A shares returned -7.87% at net asset value over the six-month period ended March 31, 2022, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index[1], returned -8.20%. During the same six-month period, the average return of the 827 mutual funds in Morningstar’s Diversified Emerging Markets Funds category was -9.64%.
Q	How would you describe the investment backdrop for investors in emerging markets equities during the six-month period ended March 31, 2022?
A	Emerging markets stocks experienced significant headwinds over the past six months, continuing a downturn that began midway through 2021. The asset class was pressured, in part, by the persistence of COVID-19 infection rates in some emerging markets areas. Investors had to deal with both the emergence of the Omicron variant of the virus in November 2021 as well as a renewed outbreak of cases in China towards the end of the period, which resulted in a fresh round of draconian lockdowns in that country. Emerging markets equities also struggled with the prospect
1	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

of rising inflation and the pivot by the US Federal Reserve (Fed) and other developed market central banks toward a regime of higher interest rates, after years of accommodative monetary policies. The shift in Fed policy contributed to a strong gain for the US dollar over the six-month period, which further added to the challenging picture for emerging markets stocks. Not least, Russia’s invasion of Ukraine in February 2022 caused increased uncertainty about the global economic outlook and fueled expectations for even higher inflation. The sanctions levied against Russia by the US and some European nations following the invasion caused Russia’s stock market to lose all of its value and led to the removal of that nation’s equities from the major world indices.

This event, in addition to directly weighing on the performance of the MSCI Emerging Markets Index, pressured returns for stocks throughout Eastern Europe. Asian stocks underperformed over the six-month period as well, and Chinese markets lagged considerably, due not only to the aforementioned issues with COVID-19, but also increased regulation by the government, concerns about the property sector, and slowing economic growth. Additionally, South Korea and Taiwan, which are technology heavy, struggled due to the larger move among investors from growth stocks to value across the world equity markets. On the other hand, the oil-sensitive nations in the Middle East and Africa performed very well over the period, thanks to the strong increase in energy prices. Latin America also outperformed, due to the rally in commodities, an inflow of capital stemming from the relatively high interest rates offered in those countries, and expectations that the region’s economies could achieve a long-term benefit from the sanctions placed on Russia.

Q	What were the principal factors that affected the Fund’s benchmark-relative performance during the six-month period ended March 31, 2022?
A	In managing the portfolio, we start with a top-down evaluation of each country in the emerging markets. We view this as a critical step in our process, given the wide divergence in the economic fundamentals and return drivers for individual emerging markets countries. We then analyze the prospects for specific sectors in each country in an attempt to capture another layer of return potential. Finally, we drill down to what we think are the best company ideas in the countries and sectors in which we wish to invest the portfolio’s assets.

Country selection was the strongest positive contributor to the Fund’s benchmark-relative returns among those three components during the period. An overweight allocation to Brazil aided the Fund’s relative returns, as did an underweight to China. A portfolio overweight to the

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 5

United Arab Emirates was a further plus and benefited benchmark-relative results. The Fund’s cash position, while not a core aspect of our strategy, nonetheless contributed positively to benchmark-relative returns during a time of weak performance for the MSCI Emerging Markets Index. On the other hand, the Fund’s underweight to Taiwan detracted from performance comparisons versus the benchmark, due to the country’s relative strength in the first half of the period.

Sector allocations, overall, detracted from the Fund’s benchmark-relative performance for the six-month period. A portfolio underweight to Chinese financials, together with an overweight in the Russian financials sector, had a negative effect on the Fund’s relative results. The Fund’s underweight to Chinese health care stocks and an overweight to Chinese energy stocks aided benchmark-relative returns, but those benefits were not enough to offset the negative allocation results from Chinese and Russian financials.

Security selection was an additional detractor from the Fund’s relative returns. At the individual security level, portfolio positions in Russian stocks, including Sberbank of Russia and Lukoil, weighed on benchmark-relative performance, given that the country’s market had fallen to essentially zero by the end of the period. An underweight position in Alibaba Group was an additional detractor from the Fund’s benchmark-relative results. On the positive side, the Fund’s position in Wan Xing International, parent of the sportswear manufacturer Xtep, was a key positive contributor to benchmark-relative performance, due to the company’s strong earnings report and its announcement of a new distribution agreement. Other positive contributors to the Fund’s relative returns included positions in conglomerate Jardine Matheson, and Chinese software company Navinfo.

Q	Did the Fund have any exposure to derivative securities during the six-month period ended March 31, 2022?
A	We made modest use of currency-related derivative instruments during the period, seeking to hedge the Fund’s exposure to the Russian ruble in an effort to offset the downturn in the country’s financial markets.
Q	What were some of the notable overweights and underweights in the portfolio at the country and sector levels as of March 31, 2022?
A	The Fund was overweight to India at the close of the period. In that country, we believe rising inflation and higher interest rates could remain headwinds in the short term, but past structural reforms aimed at

6 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

boosting competitiveness have been showing signs of gaining traction in terms of increased domestic and foreign investment. We believe India could be a prime beneficiary of the shift toward a more multipolar world. We also hold a favorable view on Indonesia following the passage of a law that could make the country a more attractive destination for investment. While the implementation of the law may take time, we think Indonesia may benefit from its solid fiscal situation, low debt, above average sensitivity to commodity prices, and compelling valuations. Brazil is another country we favor. Although the Brazilian market has rallied considerably in recent months, we believe it remains attractively valued overall. Other notable country overweights in the portfolio include United Arab Emirates, which we feel could be positioned to benefit from a continued economic reopening as COVID-19 becomes more endemic, and South Africa, where the investment case has strengthened, in our view, due to improvements in the country’s economic and political backdrops.

South Korea was the Fund’s largest country underweight as of period-end. We believe the country’s economic growth could remain subpar, given high levels of household debt and an aging population. The portfolio was also underweight to Taiwan, based on our belief that the nation’s technology sector could be vulnerable to a downturn in the semiconductor cycle. The Fund has remained underweight to China versus the benchmark, but we are encouraged by government regulators’ commitment to financial stability. In addition, we anticipate the nation’s fiscal and monetary policies could be supportive of economic activity. In the near term, however, we remain cautious due to geopolitical tensions, uncertainty in the Chinese property market, and the government’s zero-COVID-19 policy, which has driven the renewed lockdowns mentioned earlier.

At the sector level, our favored areas have included real estate, consumer durables, media, retailing, and industrials. On the other hand, we have tilted the portfolio away from materials, financials, health care, consumer staples, and energy. While the Fund’s underweights in energy and materials have weighed on benchmark-relative results in recent months, we believe both sectors may be vulnerable going forward, due to the elevated valuations of companies in those sectors, and the potential for weakening demand caused by higher commodity prices.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 7

Q	How would you characterize investment conditions in the emerging markets as of March 31, 2022?
A	A wide range of risk factors remained in place at the close of the period, including tighter monetary policies of several major central banks, geopolitical tensions driven by Russia’s invasion of Ukraine, lingering uncertainty about the outlook for earnings growth in China, and persistently elevated equity valuations in the United States. Still, we believe emerging markets equities could offer an interesting opportunity as the year progresses, providing there isn’t a further escalation of geopolitical concerns. The asset class has continued to feature a valuation discount relative to the developed markets, and that gap has widened over the past six months. We are further encouraged by the decision of many emerging markets central banks to begin tightening monetary policy proactively during 2021, before central banks in the developed markets. That means there is potentially less need for additional tightening in the emerging markets than in the United States and other developed nations. Additionally, China’s government has demonstrated a willingness to shift its emphasis toward pro-growth policies after primarily focusing on regulation since the beginning of 2021.

On a longer-term basis, we continue to think improvements in companies’ capital-expenditure discipline, the lack of major macroeconomic imbalances, and an increasing dividend* payout ratio have continued to provide a solid foundation for the emerging markets equities asset class.

*	Dividends are not guaranteed.

8 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

Please refer to the Schedule of Investments on pages 17–26 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Fund is subject to currency risk, meaning that the fund could experience losses based on changes in the exchange rate between non-US currencies and the US dollar.

To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events which may occur in those countries and regions.

Investing in other investment companies, including exchange traded funds (ETFs), subjects the Fund to the risks of investing in the underlying securities or assets held by those funds.

Investments in real estate securities, such as REITs, are affected by economic conditions, interest rates, governmental actions and other factors.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 9

Portfolio Summary | 3/31/22

10 Largest Holdings

(As a percentage of total investments)*

1.	Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)	7.33%
2.	Samsung Electronics Co., Ltd.	3.63
3.	Tencent Holdings, Ltd.	2.95
4.	Alibaba Group Holding, Ltd. (A.D.R.)	2.86
5.	Saudi National Bank	2.62
6.	Samsung Electronics Co., Ltd.	2.35
7.	Housing Development Finance Corp., Ltd.	1.70
8.	Petroleo Brasileiro S.A.	1.50
9.	Bank Central Asia Tbk PT	1.49
10.	Hindalco Industries, Ltd.	1.38

*	Excludes short term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

Prices and Distributions | 3/31/22

Net Asset Value per Share

Class	3/31/22	9/30/21
A	$11.76	$13.24
C	$11.73	$13.14
Y	$11.77	$13.27

Distributions per Share: 10/1/21–3/31/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.3117	$ —	$0.1527
C	$0.2072	$ —	$0.1527
Y	$0.3458	$ —	$0.1527

Index Definitions

The Morgan Stanley Capital International (MSCI) Emerging Markets NR Index measures the free-float weighted equity index that captures large and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Indices are unmanaged and their returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. You cannot invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–14.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 11

Performance Update | 3/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Emerging Markets Equity Fund at public offering price during the periods shown, compared to that of the MSCI Emerging Markets NR Index.

Average Annual Total Returns
(As of March 31, 2022)
	Net	Public	MSCI
	Asset	Offering	Emerging
	Value	Price	Markets
Period	(NAV)	(POP)	NR Index
Life-of-Class
(10/2/19)	8.91%	6.36%	7.67%
1 year	-11.61	-16.68	-11.37

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
3.60%	1.30%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

Performance Update | 3/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Emerging Markets Equity Fund at public offering price during the periods shown, compared to that of the MSCI Emerging Markets NR Index.

Average Annual Total Returns
(As of March 31, 2022)
			MSCI
			Emerging
	If	If	Markets NR
Period	Held	Redeemed	Index
Life-of-Class
(10/2/19)	8.15%	8.15%	7.67%
1 year	-12.23	-13.08	-11.37

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
4.30%	2.05%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the other time periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 13

Performance Update | 3/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Emerging Markets Equity Fund at public offering price during the periods shown, compared to that of the MSCI Emerging Markets NR Index.

Average Annual Total Returns
(As of March 31, 2022)
	Net	MSCI
	Asset	Emerging
	Value	Markets
Period	(NAV)	NR Index
Life-of-Class
(10/2/19)	9.23%	7.67%
1 year	-11.37	-11.37

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
3.29%	0.99%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

14 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Equity Fund

Based on actual returns from October 1, 2021 through March 31, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/21
Ending Account Value	$921.30	$918.50	$923.10
(after expenses)
on 3/31/22
Expenses Paid	$6.23	$9.61	$4.75
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, 2.01%, and 0.99% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2021 through March 31, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/21
Ending Account Value	$1,018.45	$1,014.91	$1,020.00
(after expenses)
on 3/31/22
Expenses Paid	$6.54	$10.10	$4.99
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, 2.01%, and 0.99% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

16 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

Schedule of Investments | 3/31/22

(unaudited)

Shares		Value
	UNAFFILIATED ISSUERS — 97.4%
	COMMON STOCKS — 89.4% of Net Assets
	Automobiles — 1.0%
56,000(a)	Brilliance China Automotive Holdings, Ltd.	$ 25,699
1,950	Eicher Motors, Ltd.	62,849
10,000	Great Wall Motor Co., Ltd., Class H	15,940
2,344(a)	NIO, Inc. (A.D.R.)	49,341
	Total Automobiles	$ 153,829
	Banks — 15.7%
5,769	Abu Dhabi Commercial Bank PJSC	$ 16,431
483,000	Agricultural Bank of China, Ltd., Class H	185,250
5,255	Alinma Bank	54,173
27,865(a)	Alpha Services and Holdings S.A.	34,194
6,275(a)	Axis Bank, Ltd.	62,368
3,105	Banco Bradesco S.A. (A.D.R.)	14,407
12,486	Banco do Brasil S.A.	91,002
374,000	Bank Central Asia Tbk PT	207,211
12,500	China Merchants Bank Co., Ltd., Class H	97,717
111,000	CTBC Financial Holding Co., Ltd.	113,529
1,034	Erste Group Bank AG	37,501
23,957	First Abu Dhabi Bank PJSC	153,718
5,506	Grupo Financiero Banorte S.A.B de CV, Class O	41,399
1,778	HDFC Bank, Ltd. (A.D.R.)	109,045
9,977	ICICI Bank, Ltd. (A.D.R.)	188,964
8,689	ICICI Bank, Ltd.	83,285
16,500	Itau Unibanco Holding S.A. (A.D.R.)	94,215
1,835	Komercni Banka AS	70,968
6,963	Nedbank Group, Ltd.	110,642
464(a)	OTP Bank Nyrt	16,833
5,145(a)	Powszechna Kasa Oszczednosci Bank Polski S.A.	48,375
19,322	Saudi National Bank	363,785
22,335+^	Sberbank of Russia PJSC	1,974
2,373	Shinhan Financial Group Co., Ltd.	80,936
8,027	State Bank of India	51,893
	Total Banks	$ 2,329,815
	Beverages — 1.5%
489	Fomento Economico Mexicano S.A.B de CV (A.D.R.)	$ 40,514
3,833	Fomento Economico Mexicano S.A.B de CV	31,866
171,100	Thai Beverage PCL	90,085
8,000	Tsingtao Brewery Co., Ltd., Class H	63,329
	Total Beverages	$ 225,794

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 17

Schedule of Investments | 3/31/22

(unaudited) (continued)

Shares		Value
	Biotechnology — 0.2%
285(a)	Hugel, Inc.	$ 32,535
	Total Biotechnology	$ 32,535
	Building Products — 0.5%
30,000	Xinyi Glass Holdings, Ltd.	$ 72,069
	Total Building Products	$ 72,069
	Capital Markets — 0.5%
9,593	Investec, Ltd.	$ 63,892
467	Warsaw Stock Exchange	4,531
	Total Capital Markets	$ 68,423
	Chemicals — 2.9%
89,591	Fertiglobe Plc	$ 122,023
14,500	Hangzhou Oxygen Plant Group Co., Ltd., Class A	65,388
161	LG Chem, Ltd.	69,803
1,197(a)	OCI NV	42,144
24,700	PTT Global Chemical PCL	37,507
697	SABIC Agri-Nutrients Co.	33,743
10,896(a)	Saudi Kayan Petrochemical Co.	65,435
	Total Chemicals	$ 436,043
	Commercial Services & Supplies — 0.7%
2,800	Ambipar Participacoes e Empreendimentos S/A	$ 21,613
21,500(a)	China Conch Environment Protection Holdings, Ltd.	26,898
89,000	China Everbright Environment Group, Ltd.	53,654
	Total Commercial Services & Supplies	$ 102,165
	Construction & Engineering — 1.4%
21,500	China Conch Venture Holdings, Ltd.	$ 62,876
6,199	Larsen & Toubro, Ltd.	143,723
	Total Construction & Engineering	$ 206,599
	Construction Materials — 0.5%
3,909(a)	Cemex S.A.B de CV (A.D.R.)	$ 20,679
2,618	Grasim Industries, Ltd.	57,214
	Total Construction Materials	$ 77,893
	Diversified Consumer Services — 0.6%
30,000	China Education Group Holdings, Ltd.	$ 25,911
23,013(a)	New Oriental Education & Technology
	Group, Inc. (A.D.R.)	26,465
9,600	YDUQS Participacoes S.A.	42,223
	Total Diversified Consumer Services	$ 94,599
	Diversified Financial Services — 0.5%
8,400	Chailease Holding Co., Ltd.	$ 73,918
	Total Diversified Financial Services	$ 73,918

The accompanying notes are an integral part of these financial statements.

18 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

Shares		Value
Diversified Telecommunication Services — 0.5%
241,400	Telkom Indonesia Persero Tbk PT	$ 76,983
	Total Diversified Telecommunication Services	$ 76,983
Electric Utilities — 0.3%
1,700	Centrais Eletricas Brasileiras S.A.	$ 13,561
701	CEZ AS	29,417
	Total Electric Utilities	$ 42,978
Electrical Equipment — 0.2%
8,700	Zhuzhou CRRC Times Electric Co., Ltd.	$ 33,816
	Total Electrical Equipment	$ 33,816
Electronic Equipment, Instruments & Components — 1.2%
7,000	Chroma ATE, Inc.	$ 43,768
14,000	Delta Electronics, Inc.	130,231
	Total Electronic Equipment, Instruments & Components	$ 173,999
Entertainment — 1.4%
23,600	Kingsoft Corp., Ltd.	$ 76,170
1,447	NetEase, Inc. (A.D.R.)	129,781
	Total Entertainment	$ 205,951
Food & Staples Retailing — 1.1%
18,900	Atacadao S.A.	$ 89,398
4,000	President Chain Store Corp.	36,660
1,927	Sendas Distribuidora S.A. (A.D.R.)	33,106
	Total Food & Staples Retailing	$ 159,164
Food Products — 1.6%
21,033	JBS S.A.	$ 164,472
34,000	Uni-President Enterprises Corp.	77,631
	Total Food Products	$ 242,103
Health Care Providers & Services — 0.4%
977	Apollo Hospitals Enterprise, Ltd.	$ 57,862
	Total Health Care Providers & Services	$ 57,862
Hotels, Restaurants & Leisure — 1.7%
7,000	Galaxy Entertainment Group, Ltd.	$ 41,603
1,544(a)	MakeMyTrip, Ltd.	41,426
3,504(a)	Trip.com Group, Ltd. (A.D.R.)	81,012
1,934	Yum China Holdings, Inc.	80,338
	Total Hotels, Restaurants & Leisure	$ 244,379
Household Durables — 0.6%
1,017	Coway Co., Ltd.	$ 57,332
7,500	Ez Tec Empreendimentos e Participacoes S.A.	29,537
	Total Household Durables	$ 86,869

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 19

Schedule of Investments | 3/31/22

(unaudited) (continued)

Shares		Value
	Independent Power and Renewable Electricity
	Producers — 0.8%
50,000	China Longyuan Power Group Corp., Ltd., Class H	$ 113,340
	Total Independent Power and Renewable Electricity
	Producers	$ 113,340
	Industrial Conglomerates — 1.4%
4,531	Bidvest Group, Ltd.	$ 69,197
7,400	Jardine Cycle & Carriage, Ltd.	136,268
	Total Industrial Conglomerates	$ 205,465
	Insurance — 1.2%
37,800	Caixa Seguridade Participacoes S/A	$ 70,581
8,414	ICICI Prudential Life Insurance Co., Ltd. (144A)	55,260
6,831	Rand Merchant Investment Holdings, Ltd.	24,410
6,427	Sanlam, Ltd.	31,594
	Total Insurance	$ 181,845
	Interactive Media & Services — 3.8%
530	NAVER Corp.	$ 148,200
8,700	Tencent Holdings, Ltd.	410,426
	Total Interactive Media & Services	$ 558,626
	Internet & Direct Marketing Retail — 6.2%
3,661(a)	Alibaba Group Holding, Ltd. (A.D.R.)	$ 398,317
4,900(a)	Alibaba Group Holding, Ltd.	67,068
10,038(a)	Americanas S.A.	68,838
223	Americanas S.A.	1,504
3,391(a)	Baozun, Inc. (A.D.R.)	29,095
2,928(a)	JD.com, Inc. (A.D.R.)	169,443
414(a)	JD.com, Inc., Class A	12,125
4,000(a)	Meituan, Class B (144A)	78,823
747(a)	Pinduoduo, Inc. (A.D.R.)	29,962
1,130	Prosus NV	59,819
	Total Internet & Direct Marketing Retail	$ 914,994
	IT Services — 2.9%
6,086	HCL Technologies, Ltd.	$ 92,929
6,028	Infosys, Ltd. (A.D.R.)	150,037
3,678	Infosys, Ltd.	91,977
4,868	Tech Mahindra, Ltd.	95,946
	Total IT Services	$ 430,889
	Leisure Products — 0.6%
10,000	Giant Manufacturing Co., Ltd.	$ 90,401
	Total Leisure Products	$ 90,401

The accompanying notes are an integral part of these financial statements.

20 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

Shares		Value
	Machinery — 1.0%
36,866	Ashok Leyland, Ltd.	$ 56,631
23,175	Iochpe Maxion S.A.	62,549
38,800	Zoomlion Heavy Industry Science and Technology
	Co., Ltd., Class H	24,568
	Total Machinery	$ 143,748
	Media — 0.4%
26,100	Grupo Televisa SAB	$ 61,359
	Total Media	$ 61,359
	Metals & Mining — 5.2%
3,561	AngloGold Ashanti, Ltd.	$ 84,664
2,246	Gold Fields, Ltd.	34,803
24,454	Grupo Mexico S.A.B de CV, Class B	146,306
25,722	Hindalco Industries, Ltd.	191,723
8,292	Impala Platinum Holdings, Ltd.	127,583
80+^	MMC Norilsk Nickel PJSC	1,033
1,067(a)	Saudi Arabian Mining Co.	37,991
7,250	Sibanye Stillwater, Ltd.	29,449
2,409	Tata Steel, Ltd.	41,307
976	Ternium S.A. (A.D.R.)	44,554
48,470(a)+^	United Co. RUSAL International PJSC	2,028
1,428	Vale S.A.	28,674
	Total Metals & Mining	$ 770,115
	Oil, Gas & Consumable Fuels — 2.4%
551,500	AKR Corporindo Tbk PT	$ 34,895
80,000	CNOOC, Ltd.	109,257
4,500	Cosan S.A.	22,353
1,868	Cosan S.A. (A.D.R.)	36,986
2,310+^	Gazprom PJSC	345
14,254+^	Gazprom PJSC	2,099
1,309+^	LUKOIL PJSC	4,576
9,500	Petroleo Brasileiro S.A.	70,316
1,134	Petroleo Brasileiro S.A. (A.D.R.)	15,853
30+^	Surgutneftegas PJSC	0
5,775(a)	Vista Oil & Gas S.A.B de CV (A.D.R.)	52,495
	Total Oil, Gas & Consumable Fuels	$ 349,175
	Paper & Forest Products — 0.4%
4,400	Suzano S.A.	$ 50,968
	Total Paper & Forest Products	$ 50,968
	Real Estate Management & Development — 4.8%
75,348	Aldar Properties PJSC	$ 100,818
81,800	Ayala Land, Inc.	55,293

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 21

Schedule of Investments | 3/31/22

(unaudited) (continued)

Shares		Value
	Real Estate Management & Development (continued)
19,900(a)	BR Malls Participacoes S.A.	$ 38,788
28,500	China Overseas Land & Investment, Ltd.	84,896
28,000	China Resources Land, Ltd.	129,787
15,666	DLF, Ltd.	78,037
72,128	Emaar Properties PJSC	117,237
44,000	Greentown Service Group Co., Ltd.	43,972
13,000	Longfor Group Holdings, Ltd. (144A)	66,340
	Total Real Estate Management & Development	$ 715,168
	Semiconductors & Semiconductor Equipment — 9.4%
2,000	Global Unichip Corp.	$ 34,906
5,000	LandMark Optoelectronics Corp.	31,874
2,000	MediaTek, Inc.	62,358
1,764	SK Hynix, Inc.	168,855
9,773	Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)	1,018,933
42,000	Xinyi Solar Holdings, Ltd.	73,802
	Total Semiconductors & Semiconductor Equipment	$ 1,390,728
	Software — 0.1%
9,200(a)	NavInfo Co., Ltd., Class A	$ 20,178
	Total Software	$ 20,178
	Specialty Retail — 2.4%
31,016	Abu Dhabi National Oil Co. for Distribution PJSC	$ 35,428
2,700	China Tourism Group Duty Free Corp., Ltd., Class A	69,320
67,500	China Yongda Automobiles Services Holdings, Ltd.	73,408
14,015+^	Detsky Mir PJSC (144A)	755
1,146	Jarir Marketing Co.	60,157
1,500	United Electronics Co.	53,185
13,800	Vibra Energia S.A.	67,767
	Total Specialty Retail	$ 360,020
	Technology Hardware, Storage & Peripherals — 3.9%
8,839	Samsung Electronics Co., Ltd.	$ 504,951
47	Samsung Electronics Co., Ltd. (G.D.R.)	66,394
	Total Technology Hardware, Storage & Peripherals	$ 571,345
	Textiles, Apparel & Luxury Goods — 3.1%
8,394	Cie Financiere Richemont S.A.	$ 108,144
2,401	Fila Holdings Corp.	61,924
7,500	Li Ning Co., Ltd.	64,282
53,700(a)	Samsonite International S.A. (144A)	120,679
71,000	Xtep International Holdings, Ltd.	106,527
	Total Textiles, Apparel & Luxury Goods	$ 461,556

The accompanying notes are an integral part of these financial statements.

22 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

Shares		Value
Thrifts & Mortgage Finance — 1.6%
7,550	Housing Development Finance Corp., Ltd.	$ 236,420
	Total Thrifts & Mortgage Finance	$ 236,420
Water Utilities — 0.3%
4,648	Cia de Saneamento Basico do Estado de Sao
	Paulo (A.D.R.)	$ 45,690
	Total Water Utilities	$ 45,690
Wireless Telecommunication Services — 2.5%
14,130(a)	Bharti Airtel, Ltd.	$ 140,153
1,071(a)	Bharti Airtel, Ltd.	5,504
14,693	MTN Group, Ltd.	190,382
838	SK Telecom Co., Ltd.	39,221
	Total Wireless Telecommunication Services	$ 375,260
TOTAL COMMON STOCKS
	(Cost $10,965,849)	$13,245,076
PREFERRED STOCK — 4.5% of Net Assets
Banks — 0.7%
11,938(b)	Banco Bradesco S.A.	$ 55,715
16,020(b)	Itausa S.A.	36,172
21,762(b)+^	Sberbank of Russia PJSC	1,928
	Total Banks	$ 93,815
Metals & Mining — 0.2%
4,298(b)	Bradespar S.A.	$ 29,863
	Total Metals & Mining	$ 29,863
Oil, Gas & Consumable Fuels — 1.4%
29,600(b)	Petroleo Brasileiro S.A.	$ 207,962
	Total Oil, Gas & Consumable Fuels	$ 207,962
Technology Hardware, Storage & Peripherals — 2.2%
6,305(b)	Samsung Electronics Co., Ltd.	$ 326,119
	Total Technology Hardware, Storage & Peripherals	$ 326,119
TOTAL PREFERRED STOCK
	(Cost $611,379)	$ 657,759

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 23

Schedule of Investments | 3/31/22

(unaudited) (continued)

Shares		Value
SHORT TERM INVESTMENTS — 3.5% of Net Assets
Open-End Fund — 3.5%
526,754(c)	Dreyfus Government Cash Management, Institutional
	Shares, 0.19%	$ 526,754
$ 526,754
TOTAL SHORT TERM INVESTMENTS
	(Cost $526,754)	$ 526,754
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.4%
	(Cost $12,103,982)	$14,429,589
	OTHER ASSETS AND LIABILITIES — 2.6%	$ 382,373
	NET ASSETS — 100.0%	$14,811,962

(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2022, the value of these securities amounted to $321,857, or 2.2% of net assets.
(a)	Non-income producing security.
(b)	Issued as preference shares.
(c)	Rate periodically changes. Rate disclosed is the 7-day yield at March 31, 2022.
+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).

Distribution of investments by country of domicile (excluding short term investments) as a percentage of total investments in securities, is as follows:

China	21.3%
India	15.1%
Taiwan	12.3%
South Korea	11.2%
Brazil	10.8%
South Africa	5.5%
Saudi Arabia	4.8%
United Arab Emirates	3.9%
Hong Kong	3.1%
Mexico	2.8%
Indonesia	2.3%
Singapore	1.0%
Other (individually less than 1%)	5.9%
100.0%

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

Purchases and sales of securities (excluding short term investments) for the six months ended March 31, 2022, aggregated $2,807,444 and $3,417,218, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended March 31, 2022, the Fund did not engage in any cross trade activity.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

At March 31, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $12,262,718 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 3,479,703
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(1,312,832)
Net unrealized appreciation	$ 2,166,871

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of March 31, 2022, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles	$ 75,040	$ 78,789	$ —	$ 153,829
Banks	539,032	1,788,809	1,974	2,329,815
Beverages	72,380	153,414	—	225,794
Biotechnology	—	32,535	—	32,535
Building Products	—	72,069	—	72,069
Capital Markets	—	68,423	—	68,423
Chemicals	37,507	398,536	—	436,043
Commercial Services & Supplies	21,613	80,552	—	102,165
Construction & Engineering	—	206,599	—	206,599
Construction Materials	20,679	57,214	—	77,893
Diversified Consumer Services	68,688	25,911	—	94,599
Diversified Financial Services	—	73,918	—	73,918
Diversified Telecommunication
Services	—	76,983	—	76,983
Electrical Equipment	—	33,816	—	33,816
Electronic Equipment,
Instruments & Components	—	173,999	—	173,999
Entertainment	129,781	76,170	—	205,951
Food & Staples Retailing	122,504	36,660	—	159,164
Food Products	164,472	77,631	—	242,103
Health Care Providers & Services	—	57,862	—	57,862
Hotels, Restaurants & Leisure	202,776	41,603	—	244,379
Household Durables	29,537	57,332	—	86,869
Independent Power and Renewable
Electricity Producers	—	113,340	—	113,340
Industrial Conglomerates	—	205,465	—	205,465
Insurance	70,581	111,264	—	181,845
Interactive Media & Services	—	558,626	—	558,626

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 25

Schedule of Investments | 3/31/22

(unaudited) (continued)

	Level 1	Level 2	Level 3	Total
Internet & Direct Marketing Retail	$ 697,159	$ 217,835	$ —	$ 914,994
IT Services	150,037	280,852	—	430,889
Leisure Products	—	90,401	—	90,401
Machinery	62,549	81,199	—	143,748
Metals & Mining	219,534	547,520	3,061	770,115
Oil, Gas & Consumable Fuels	198,003	144,152	7,020	349,175
Real Estate Management &
Development	38,788	676,380	—	715,168
Semiconductors & Semiconductor
Equipment	1,018,933	371,795	—	1,390,728
Software	—	20,178	—	20,178
Specialty Retail	67,767	291,498	755	360,020
Technology Hardware,
Storage & Peripherals	—	571,345	—	571,345
Textiles, Apparel & Luxury Goods	—	461,556	—	461,556
Thrifts & Mortgage Finance	—	236,420	—	236,420
Wireless Telecommunication Services	—	375,260	—	375,260
All Other Common Stock	200,995	—	—	200,995
Preferred Stock
Banks	91,887	—	1,928	93,815
Technology Hardware,
Storage & Peripherals	—	326,119	—	326,119
All Other Preferred Stock	237,825	—	—	237,825
Open-End Fund	526,754	—	—	526,754
Total Investments in Securities	$5,064,821	$ 9,350,030	$14,738	$14,429,589

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

	Common	Preferred
	Stocks	Stocks	Total
Balance as of 9/30/21	$ —	$ —	$ —
Realized gain (loss)(1)	(58,837)	(7,269)	(66,106)
Changed in unrealized
appreciation (depreciation)(2)	(460,543)	(103,539)	(564,082)
Accrued discounts/premiums	—	—	—
Purchases	—	—	—
Sales	(171,429)	(17,198)	(188,627)
Transfers in to Level 3*	703,619	129,934	833,553
Transfers out of Level 3*	—	—	—
Balance as of 3/31/22	$ 12,810	$ 1,928	$ 14,738

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the six months ended March 31, 2022, securities with aggregate market value of $833,553 were transferred from Level 1 to Level 3 as there were no significant observable inputs available to determine its value. There were no other transfers in or out of Level 3.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at March 31, 2022:	$(564,082)

The accompanying notes are an integral part of these financial statements.

26 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

Statement of Assets and Liabilities | 3/31/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $12,103,982)	$14,429,589
Foreign currencies, at value (cost $387,724)	380,749
Receivables —
Investment securities sold	160,613
Dividends	38,709
Interest	43
Due from the Adviser	1,182
Other assets	30,557
Total assets	$15,041,442
LIABILITIES:
Payables —
Investment securities purchased	$ 84,684
Distributions	6
Trustees' fees	188
Professional fees	20,103
Printing expense	14,122
Custodian fees	30,989
Reserve for repatriation taxes	73,697
Due to affiliates	4,726
Accrued expenses	965
Total liabilities	$ 229,480
NET ASSETS:
Paid-in capital	$12,945,808
Distributable earnings	1,866,154
Net assets	$14,811,962
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $5,181,553/440,523 shares)	$ 11.76
Class C (based on $4,158,985/354,626 shares)	$ 11.73
Class Y (based on $5,471,424/464,741 shares)	$ 11.77
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $11.76 net asset value per share/100%-5.75%
maximum sales charge)	$ 12.48

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 27

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 3/31/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $16,823)	$ 208,535
Interest from unaffiliated issuers	316
Total Investment Income		$ 208,851
EXPENSES:
Management fees	$ 63,774
Administrative expenses	12,675
Transfer agent fees
Class A	1,266
Class C	216
Class Y	37
Distribution fees
Class A	7,123
Class C	22,093
Shareowner communications expense	983
Custodian fees	48,646
Registration fees	19,910
Professional fees	32,090
Printing expense	12,585
Pricing fees	1,656
Trustees' fees	4,090
Miscellaneous	870
Total expenses		$ 228,014
Less fees waived and expenses reimbursed
by the Adviser		(117,654)
Net expenses		$ 110,360
Net investment income		$ 98,491
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (303,608)
Forward foreign currency exchange contracts	186,446
Other assets and liabilities denominated in
foreign currencies	(3,835)	$ (120,997)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign
capital gains tax of $8,153)	$(1,239,773)
Other assets and liabilities denominated in
foreign currencies	66,625	$(1,173,148)
Net realized and unrealized gain (loss) on investments		$(1,294,145)
Net decrease in net assets resulting from operations		$(1,195,654)

The accompanying notes are an integral part of these financial statements.

28 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

Statement of Changes in Net Assets

	Six Months
	Ended	Year
	3/31/22	Ended
	(unaudited)	9/30/21
FROM OPERATIONS:
Net investment income (loss)	$ 98,491	$ 153,958
Net realized gain (loss) on investments	(120,997)	748,890
Change in net unrealized appreciation (depreciation)
on investments	(1,173,148)	1,642,401
Net increase (decrease) in net assets
resulting from operations	$ (1,195,654)	$ 2,545,249
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.46 and $0.11 per share, respectively)	$ (202,400)	$ (44,319)
Class C ($0.36 and $0.05 per share, respectively)	(125,907)	(15,846)
Class Y ($0.50 and $0.16 per share, respectively)	(224,573)	(68,842)
Total distributions to shareowners	$ (552,880)	$ (129,007)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 140,289	$ 2,275,872
Reinvestment of distributions	552,838	129,007
Cost of shares repurchased	(686,405)	(1,080,825)
Net increase in net assets resulting from
Fund share transactions	$ 6,722	$ 1,324,054
Net increase (decrease) in net assets	$ (1,741,812)	$ 3,740,296
NET ASSETS:
Beginning of period	$16,553,774	$12,813,478
End of period	$14,811,962	$16,553,774

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 29

Statement of Changes in Net Assets

(continued)

	Six Months	Six Months
	Ended	Ended	Year	Year
	3/31/22	3/31/22	Ended	Ended
	Shares	Amount	9/30/21	9/30/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	14,497	$ 162,395	140,157	$1,936,659
Reinvestment of
distributions	16,084	202,358	3,455	44,319
Less shares repurchased	(47,216)	(547,696)	(68,363)	(919,821)
Net increase
(decrease)	(16,635)	$ (182,943)	75,249	$1,061,157
Class C
Shares sold	1,657	$ 1,368	23,982	$ 329,170
Reinvestment of
distributions	10,041	125,907	1,235	15,846
Less shares repurchased	(5,179)	(137,006)	(11,904)	(161,004)
Net increase
(decrease)	6,519	$ (9,731)	13,313	$ 184,012
Class Y
Shares sold	143	$ (23,474)	684	$ 10,043
Reinvestment of
distributions	17,841	224,573	5,345	68,842
Less shares repurchased	—	(1,703)	—	—
Net increase	17,984	$ 199,396	6,029	$ 78,885

The accompanying notes are an integral part of these financial statements.

30 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

Financial Highlights

	Six Months
	Ended	Year
	3/31/22	Ended	10/2/19* to
	(unaudited)	9/30/21	9/30/20
Class A
Net asset value, beginning of period	$13.24	$11.08	$10.00
Increase (decrease) from investment
operations:
Net investment income (loss) (a)	$ 0.08	$ 0.14	$ 0.07
Net realized and unrealized gain (loss)
on investments	(1.10)	2.13	1.07
Net increase (decrease) from investment
operations	$ (1.02)	$ 2.27	$ 1.14
Distributions to shareowners:
Net investment income	$ (0.31)	$ (0.11)	$ (0.06)
Net realized gain	(0.15)	—	—
Total distributions	$ (0.46)	$ (0.11)	$ (0.06)
Net increase (decrease) in net asset value	$ (1.48)	$ 2.16	$ (1.08)
Net asset value, end of period	$11.76	$13.24	$11.08
Total return (b)	(7.87)%(c)	20.55%	11.43%(c)
Ratio of net expenses to average net assets	1.30%(d)	1.30%	1.28%(d)
Ratio of net investment income (loss) to
average net assets	1.29%(d)	1.05%	0.72%(d)
Portfolio turnover rate	18%(c)	37%	61%(c)
Net assets, end of period (in thousands)	$5,182	$6,053	$4,232
Ratios with no waiver of fees and
assumption of expenses by the Adviser
and no reduction for fees paid indirectly:
Total expenses to average net assets	2.78%(d)	3.60%	4.45%(d)
Net investment income (loss) to average
net assets	(0.19)%(d)	(1.25)%	(2.45)%(d)

*	Class A commenced operations on October 2, 2019.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 31

Financial Highlights (continued)

	Six Months
	Ended	Year
	3/31/22	Ended	10/2/19* to
	(unaudited)	9/30/21	9/30/20
Class C
Net asset value, beginning of period	$13.14	$11.02	$10.00
Increase (decrease) from investment
operations:
Net investment income (loss) (a)	$ 0.04	$ 0.04	$ (0.00)(b)
Net realized and unrealized gain (loss)
on investments	(1.09)	2.13	1.06
Net increase (decrease) from investment
operations	$ (1.05)	$ 2.17	$ 1.06
Distributions to shareowners:
Net investment income	$ (0.21)	$(0.05)	$(0.04)
Net realized gain	(0.15)	—	—
Total distributions	$ (0.36)	$ (0.05)	$ (0.04)
Net increase (decrease) in net asset value	$ (1.41)	$ 2.12	$ 1.02
Net asset value, end of period	$11.73	$13.14	$11.02
Total return (c)	(8.15)%(d)	19.68%	10.66%(d)
Ratio of net expenses to average net assets	2.01%(e)	2.01%	2.01%(e)
Ratio of net investment income (loss)
to average net assets	0.64%(e)	0.30%	(0.02)%(e)
Portfolio turnover rate	18%(d)	37%	61%(d)
Net assets, end of period (in thousands)	$4,159	$4,574	$3,689
Ratios with no waiver of fees and
assumption of expenses by the Adviser
and no reduction for fees paid indirectly:
Total expenses to average net assets	3.48%(e)	4.30%	5.17%(e)
Net investment income (loss) to average
net assets	(0.83)%(e)	(1.99)%	(3.18)%(e)

*	Class C commenced operations on October 2, 2019.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per share.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

	Six Months
	Ended	Year
	3/31/22	Ended	10/2/19* to
	(unaudited)	9/30/21	9/30/20
Class Y
Net asset value, beginning of period	$13.27	$11.10	$10.00
Increase (decrease) from investment
operations:
Net investment income (loss) (a)	$ 0.10	$ 0.18	$ 0.10
Net realized and unrealized gain (loss)
on investments	(1.10)	2.15	1.07
Net increase (decrease) from investment
operations	$ (1.00)	$ 2.33	$ 1.17
Distributions to shareowners:
Net investment income	$ (0.35)	$ (0.16)	$ (0.07)
Net realized gain	(0.15)	—	—
Total distributions	$ (0.50)	$ (0.16)	$ (0.07)
Net increase (decrease) in net asset value	$ (1.50)	$ 2.17	$ 1.10
Net asset value, end of period	$11.77	$13.27	$11.10
Total return (b)	(7.69)%(c)	21.00%	11.72%(c)
Ratio of net expenses to average net assets	0.99%(d)	0.99%	0.99%(d)
Ratio of net investment income (loss)
to average net assets	1.63%(d)	1.30%	0.99%(d)
Portfolio turnover rate	18%(c)	37%	61%(c)
Net assets, end of period (in thousands)	$5,471	$5,927	$4,893
Ratios with no waiver of fees and
assumption of expenses by the Adviser
and no reduction for fees paid indirectly:
Total expenses to average net assets	2.46%(d)	3.29%	4.16%(d)
Net investment income (loss) to average
net assets	0.16%(d)	(1.00)%	(2.18)%(d)

*	Class Y commenced operations on October 2, 2019.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 33

Notes to Financial Statements | 3/31/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Equity Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class A, Class C and Class Y commenced operations on October 2, 2019. Class K has not yet commenced operations. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief

34 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security’s fair value at the time the Fund determines its net asset value.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 35

The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

At March 31, 2022, nine securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.10% of net assets. The value of these fair valued securities was $14,738.

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

36 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.	Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of March 31, 2022, the Fund had accrued $73,697 in reserve for repatriation taxes related to capital gains.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 37

statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$129,007
Total	$129,007

The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 222,866
Undistributed long-term capital gains	128,523
Net unrealized appreciation	3,263,299
Total	$3,614,688

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and adjustments relating to passive foreign investment companies.

E.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $489 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2022.

F.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

38 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 39

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non- U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil

40 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

To the extent that the fund invests from time to time more than 25% of its assets in issuers organized or located in a particular geographic region, including but not limited to issuers organized or located in China and other developing market Asia-Pacific countries, the fund may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those regions.

Markets in China and other Asian countries are relatively new and undeveloped. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy and also limit investment opportunities for the fund. The Chinese economy also could be adversely affected by supply chain disruptions. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 41

purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H.	Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the six months ended March 31, 2022, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the six months ended March 31, 2022, was $0. There were no open forward foreign currency exchange contracts at March 31, 2022.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.80% of the fund’s average daily net assets up to $1 billion and 0.75% of the fund’s average daily net assets over $1 billion. For the six months ended March 31, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.80% (annualized) of the Fund’s average daily net assets.

42 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.30%, 2.05% and 0.99% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through February 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended March 31, 2022 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $1,005 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended March 31, 2022, the Fund paid $4,090 in Trustees' compensation, which is reflected on Statement of Operations as Trustees' fees. At March 31, 2022, the Fund had a payable for Trustees' fees on its Statement of Assets and Liabilities of $188.

4. Transfer Agent

For the period from October 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 43

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended March 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$842
Class C	99
Class Y	42
Total	$983

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $3,721 in distribution fees payable to the Distributor at March 31, 2022.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended March 31, 2022, CDSCs in the amount of $3,257 were paid to the Distributor.

44 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a facility in the amount of $380 million. Prior to February 2, 2022 the Fund participated in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended March 31, 2022, the Fund had no borrowings under the credit facility.

7. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation ("BNY Mellon") serves as the Fund's Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund's shareholder servicing and transfer agent.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/22 45

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www. amundi. com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 32079-02-0522

Pioneer Global Sustainable Growth Fund

Semiannual Report | March 31, 2022

A: SUGAX	C: SUGCX	Y: SUGYX

visit us: www.amundi.com/us

Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment, as volatility has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22

At the outset of the pandemic, we temporarily closed our offices and instituted a work-from-home policy, but have since re-opened our US locations. However, we have been maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

May 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22 3

Portfolio Management Discussion | 3/31/22

In the following discussion, portfolio managers John Peckham, Brian Chen, and Jeff Sacknowitz discuss the market environment during the six-month period ended March 31, 2022, and the performance of Pioneer Global Sustainable Growth Fund during the period. Mr. Peckham, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Chen, a vice president and a portfolio manager at Amundi US, and Mr. Sacknowitz, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the six-month period ended March 31, 2022?
A	Pioneer Global Sustainable Growth Fund’s Class A shares returned 0.51% at net asset value during the six-month period ended March 31, 2022, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) Growth Index[1], returned -3.45%. During the same six-month period, the average return of the 362 mutual funds in Morningstar’s World Large-Stock Growth category was -9.45%.
Q	How would you describe the investment backdrop during the six-month period ended March 31, 2022?
A	Returns for global equities, in aggregate, were well into negative territory for the six-month period, as historically high inflation and Russia’s invasion of Ukraine weighed on investors’ appetites for riskier assets. Growth stocks, as measured by the Fund’s benchmark, the MSCI ACWI Growth Index, returned -3.45% for the period, significantly underperforming value stocks, as measured by the MSCI ACWI Value Index, which finished the six months ended March 31 in positive territory, up by 5.26%.
1	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22

When the reporting period began, equities were still in the midst of a protracted rally stemming from the combination of robust economic growth and rising corporate earnings. After performing well through mid-November 2021, the market experienced a brief stretch of weakness following the emergence of the Omicron variant of COVID-19 and the US Federal Reserve’s (Fed’s) announcement that it was set to adopt tighter monetary policies, including ending its pandemic-era quantitative easing program by early 2022, and increasing the target range of the federal funds rate, which had hovered near zero since the outset of the pandemic in early 2020. Stocks quickly recovered from that initial spate of bad news and climbed higher through the end of the 2021 calendar year.

As 2022 began, the prospect of higher interest rates began to weigh on the more growth-oriented sectors of the market and supported a shift in performance leadership towards the value segment, as evidenced by the MSCI ACWI Value Index’s outperformance for the full period. Furthermore, Russia’s late-February invasion of Ukraine exacerbated existing concerns about supply chain disruptions and dimmed the global economic growth outlook. Energy prices, which had already been on the rise since late 2021, spiked in the wake of sanctions levied against Russia by the United States and European countries, adding fuel to inflationary pressures. As a result, the market began to factor in a much more rapid normalization of interest rates on the part of the Fed, which began signaling an accelerated pace for its hikes to the federal funds rate target range. Stocks moved notably lower over much of the first quarter of 2022, before bottoming in early March and rebounding to recover some of the earlier losses over the final two weeks of the six-month period.

Q	Could you briefly describe your investment approach in managing the Fund?
A	The Fund’s primary investment objective it to seek long-term capital growth. The Fund seeks to hold a portfolio of what we believe to be stocks of quality growth-oriented companies globally, across any market capitalization. The Fund’s managers adhere to an Environment, Social, and Governance (ESG) mandate.

In managing the Fund, we seek to invest the portfolio mainly in shares of companies located around the world that we feel have above-average potential for earnings and revenue growth as well as sustainable business models. Our investment process includes evaluating individual companies’ ESG practices. In keeping with that focus, we apply the ESG criteria when considering which investments to include in the Fund’s portfolio. Under normal circumstances, we will seek to invest at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of issuers that we believe adhere to the ESG criteria described above. For purposes of the 80% investment policy, we define “ESG criteria” as the exclusion of investments in companies

Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22 5

significantly involved in the production of alcohol, tobacco products, certain controversial military weapons, the operation of thermal coal mines and gambling casinos, as well as other gaming-related businesses.

Q	What were the principal factors affecting the Fund’s benchmark-relative performance during the six-month period ended March 31, 2022?
A	The Fund’s outperformance relative to the MSCI ACWI Growth Index during the period derived mainly from stock selection results, particularly within industrials, communication services, and financials. Within industrials, positive contributions to the Fund’s relative returns were highlighted by a position in sensor technology firm Hensoldt. Within communication services, lack of portfolio exposure to some of the higher-growth stocks in the sector proved beneficial for the Fund’s relative performance, as investors rotated out of that market segment over the course of the six-month period. Leading contributors to relative performance within financials included the Fund’s position in insurer Progressive. Outside of industrials, communication services, and financials, a large contributor to the Fund’s positive relative performance was oilfield services company Schlumberger, which has benefited from higher prices for oil and gas.

On the negative side, security selection results within information technology slightly detracted from the Fund’s benchmark-relative performance, most notably due to portfolio underweight positions in consumer electronics giant Apple and semiconductor manufacturer NVIDIA. In addition, within consumer discretionary, the Fund’s lack of exposure to electric vehicle manufacturer Tesla weighed on relative returns.

Sector allocations had an essentially neutral effect on the Fund’s performance relative to the benchmark over the six-month period.

Q	Did the Fund have any exposure to derivative securities during the six-month period ended March 31, 2022?
A	No. The Fund had no derivatives exposure during the reporting period.
Q	How would you characterize your outlook and the Fund’s overall positioning as of March 31, 2022?
A	After more than a decade of low interest rates and inflation following the global financial crisis, we anticipate a shift to a higher-interest-rate and inflation environment. We expect that a rising-rate environment could have a negative influence on stocks of mega-cap growth companies, as higher interest rates have tended to increase the cost of capital for companies in the large-growth segment. (Cost of capital represents a calculation of the minimum return a company would need to justify a capital-budgeting project, such as building a new factory.)

6 Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22

Based on our valuation framework, we typically do not invest the portfolio in richly valued, mega-cap growth names that could be more susceptible to price-to-earnings (P/E) multiple compression driven by higher rates. (The P/E multiple represents the current market price divided by a company’s earnings per share.) In addition, as earnings growth has slowed with rising input costs, investors have typically tended to focus on higher-quality companies that they believe could maintain stable margins. We think our quality valuation discipline in managing the Fund could help us identify such companies.

As of period-end, we have shifted to a slightly more defensive positioning in the portfolio, while maintaining some exposure to cyclical sectors in anticipation of the economy's growing in a persistent inflationary environment. We have added to the Fund’s positions in what we view as quality defensive beverage names within consumer staples, and increased the Fund’s exposure to hotels, restaurants, and leisure companies that could benefit from a continued reopening of the economy. Meanwhile, we have trimmed the Fund’s holdings of specialty retailers within consumer discretionary. During the period, we took advantage of volatility in the information technology sector to reduce the Fund’s weighting in the technology hardware and equipment area, and to add exposure to semiconductors and semiconductor equipment names as well as to the software and services segment. The Fund remains underweight to information technology, which is the largest sector in the MSCI ACWI Growth Index. The overall underweight, however, is due mainly to the portfolio’s below-benchmark position in one large big-tech company, as we do not find the stock attractive at the present time, based on our valuation framework.

In industrials, we trimmed the Fund’s exposure to capital goods, and in materials, we reduced exposure to the containers and packaging segment during the six-month period. In addition, within health care, we took advantage of some of the Fund’s holdings in the sector reaching our valuation targets to reposition the portfolio’s allocations to biotechnology, health care equipment and supplies, and life science tools and services companies.

Please refer to the Schedule of Investments on pages 16–20 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions,

Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22 7

recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is subject to currency risk, meaning that the fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar. To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events which may occur in those countries and regions.

The Fund generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG standards.

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The Fund may use derivatives, which may have a potentially large impact on Fund performance.

The Fund may invest in IPOs (initial public offerings), which involve additional risks.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22

Portfolio Summary | 3/31/22

Geographical Distribution

(As a percentage of total investments based on country of domicile)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Alphabet, Inc., Class C	5.53%
2.	Apple, Inc.	4.99
3.	Microsoft Corp.	4.65
4.	Amazon.com, Inc.	4.46
5.	Hensoldt AG	3.70
6.	Seven & i Holdings Co., Ltd.	2.92
7.	RELX Plc	2.61
8.	Progressive Corp.	2.59
9.	Reckitt Benckiser Group Plc	2.52
10.	Amadeus IT Group S.A.	2.45

* Excludes short term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22 9

Prices and Distributions | 3/31/22

Net Asset Value per Share

Class	3/31/22	9/30/21
A	$9.89	$9.84
C	$9.81	$9.81
Y	$9.90	$9.85

Distributions per Share: 10/1/21–3/31/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$ —	$ —	$ —
C	$ —	$ —	$ —
Y	$0.0079	$ —	$ —

Index Definitions

The Morgan Stanley Capital International (MSCI) All Country World Growth NR Index measures the free-float weighted equity index that captures large and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Indices are unmanaged and their returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. You cannot invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11–13.

10 Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22

Performance Update | 3/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Sustainable Growth Fund at public offering price during the periods shown, compared to that of the MSCI All Country World Growth NR Index.*

Average Annual Total Returns

(As of March 31, 2022)

MSCI All
	Net	Public	Country
	Asset	Offering	World
	Value	Price	Growth
Period	(NAV)	(POP)	NR Index
Life-of-Class
(5/10/2021)	-1.22%	-7.52%	0.11%

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
12.69%	1.00%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

* Performance of Class A shares shown in the graph above is from the inception of Class A shares on 5/10/21 through 3/31/22. Index information shown in the graph above is from 5/31/21 through 3/31/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22 11

Performance Update | 3/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Sustainable Growth Fund at public offering price during the periods shown, compared to that of the MSCI All Country World Growth NR Index.*

Average Annual Total Returns
(As of March 31, 2022)

			MSCI All
			Country
			World
	If	If	Growth
Period	Held	Redeemed NR Index
Life-of-Class
(5/10/2021)	-2.11%	-3.20%	0.11%

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
13.63%	1.75%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect the deduction of the 1% CDSC that would apply for a complete redemption on the last price calculated on the last business day of the period. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

* Performance of Class C shares shown in the graph above is from the inception of Class C shares on 5/10/21 through 3/31/22. Index information shown in the graph above is from 5/31/21 through 3/31/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22

Performance Update | 3/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Sustainable Growth Fund at public offering price during the periods shown, compared to that of the MSCI All Country World Growth NR Index.*

Average Annual Total Returns
(As of March 31, 2022)

MSCI All
	Net	Country
	Asset	World
	Value	Growth
Period	(NAV)	NR Index
Life-of-Class
(5/10/2021)	-1.03%	0.11%

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
12.64%	0.70%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

* Performance of Class Y shares shown in the graph above is from the inception of Class Y shares on 5/10/21 through 3/31/22. Index information shown in the graph above is from 5/31/21 through 3/31/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Growth Fund

Based on actual returns from October 1, 2021 through March 31, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/21
Ending Account Value	$1,005.10	$1,000.00	$1,005.80
(after expenses)
on 3/31/22
Expenses Paid	$5.00	$8.68	$3.50
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, 1.74%, and 0.70% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

14 Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2021 through March 31, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/21
Ending Account Value	$1,019.95	$1,016.26	$1,021.44
(after expenses)
on 3/31/22
Expenses Paid	$5.04	$8.75	$3.53
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, 1.74%, and 0.70% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22 15

Schedule of Investments | 3/31/22

(unaudited)

Shares			Value
UNAFFILIATED ISSUERS — 98.9%
COMMON STOCKS — 96.4% of Net Assets
Aerospace & Defense — 3.6%
	2,680	Hensoldt AG	$ 78,517
		Total Aerospace & Defense	$ 78,517
Beverages — 2.2%
	289	PepsiCo., Inc.	$ 48,373
		Total Beverages	$ 48,373
Capital Markets — 6.4%
	498	Charles Schwab Corp.	$ 41,987
	520	Euronext NV (144A)	47,218
	392	Intercontinental Exchange, Inc.	51,791
		Total Capital Markets	$ 140,996
Communications Equipment — 1.5%
	132	Motorola Solutions, Inc.	$ 31,970
		Total Communications Equipment	$ 31,970
Electrical Equipment — 0.9%
	35(a)	Generac Holdings, Inc.	$ 10,404
	37	Rockwell Automation, Inc.	10,361
		Total Electrical Equipment	$ 20,765
Electronic Equipment, Instruments & Components — 3.4%
	436	Amphenol Corp., Class A	$ 32,853
	231	CDW Corp.	41,323
		Total Electronic Equipment, Instruments & Components	$ 74,176
Energy Equipment & Services — 1.8%
	961	Schlumberger, Ltd.	$ 39,699
		Total Energy Equipment & Services	$ 39,699
Entertainment — 1.4%
	239	Electronic Arts, Inc.	$ 30,236
		Total Entertainment	$ 30,236
Food & Staples Retailing — 2.8%
	1,300	Seven & i Holdings Co., Ltd.	$ 61,854
		Total Food & Staples Retailing	$ 61,854
Food Products — 2.1%
	2,144	Associated British Foods Plc	$ 46,562
		Total Food Products	$ 46,562
Health Care Equipment & Supplies — 3.4%
	342(a)	Edwards Lifesciences Corp.	$ 40,260
	300	Hoya Corp.	34,234
		Total Health Care Equipment & Supplies	$ 74,494

The accompanying notes are an integral part of these financial statements.

16 Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22

Shares			Value
Health Care Providers & Services — 0.9%
	40	Anthem, Inc.	$ 19,649
		Total Health Care Providers & Services	$ 19,649
Hotels, Restaurants & Leisure — 2.3%
	337(a)	Hilton Worldwide Holdings, Inc.	$ 51,136
		Total Hotels, Restaurants & Leisure	$ 51,136
Household Durables — 2.3%
	500	Sony Group Corp.	$ 51,605
		Total Household Durables	$ 51,605
Household Products — 2.4%
	700	Reckitt Benckiser Group Plc	$ 53,506
		Total Household Products	$ 53,506
Insurance — 3.8%
	4,000	Ping An Insurance Group Co. of China, Ltd., Class H	$ 28,222
	481	Progressive Corp.	54,829
		Total Insurance	$ 83,051
Interactive Media & Services — 6.2%
	42(a)	Alphabet, Inc., Class C	$ 117,306
	400	Tencent Holdings, Ltd.	18,870
		Total Interactive Media & Services	$ 136,176
Internet & Direct Marketing Retail — 6.0%
	2,700(a)	Alibaba Group Holding, Ltd.	$ 36,956
	29(a)	Amazon.com, Inc.	94,538
		Total Internet & Direct Marketing Retail	$ 131,494
IT Services — 8.7%
	797(a)	Amadeus IT Group S.A.	$ 51,913
	262	Cognizant Technology Solutions Corp., Class A	23,494
	289	International Business Machines Corp.	37,576
	124	Mastercard, Inc., Class A	44,315
	117(a)	PayPal Holdings, Inc.	13,531
	1,708(a)	TDCX, Inc. (A.D.R.)	20,752
		Total IT Services	$ 191,581
Life Sciences Tools & Services — 2.3%
	85	Thermo Fisher Scientific, Inc.	$ 50,205
		Total Life Sciences Tools & Services	$ 50,205
Machinery — 0.9%
	92	Illinois Tool Works, Inc.	$ 19,265
		Total Machinery	$ 19,265

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22 17

Schedule of Investments | 3/31/22

(unaudited) (continued)

Shares			Value
		Pharmaceuticals — 5.1%
	300	Eisai Co., Ltd.	$ 13,903
	137	Eli Lilly & Co.	39,233
	153	Johnson & Johnson	27,116
	621	Pfizer, Inc.	32,149
		Total Pharmaceuticals	$ 112,401
		Professional Services — 3.6%
	1,774	RELX Plc	$ 55,257
	114	Verisk Analytics, Inc.	24,468
		Total Professional Services	$ 79,725
		Semiconductors & Semiconductor Equipment — 6.0%
	275(a)	Advanced Micro Devices, Inc.	$ 30,069
	31	ASML Holding NV	20,677
	272	QUALCOMM, Inc.	41,567
	378	Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)	39,410
		Total Semiconductors & Semiconductor Equipment	$ 131,723
		Software — 7.0%
	39(a)	Adobe, Inc.	$ 17,769
	320	Microsoft Corp.	98,659
	120	Oracle Corp.	9,928
	130(a)	Salesforce, Inc.	27,602
		Total Software	$ 153,958
		Specialty Retail — 2.5%
	15(a)	AutoZone, Inc.	$ 30,669
	392	TJX Cos., Inc.	23,747
		Total Specialty Retail	$ 54,416
		Technology Hardware, Storage & Peripherals — 4.8%
	606	Apple, Inc.	$ 105,814
		Total Technology Hardware, Storage & Peripherals	$ 105,814
		Textiles, Apparel & Luxury Goods — 2.1%
	65	LVMH Moet Hennessy
		Louis Vuitton SE	$ 46,284
		Total Textiles, Apparel & Luxury Goods	$ 46,284
		TOTAL COMMON STOCKS
		(Cost $2,084,748)	$2,119,631

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22

Shares			Value
SHORT TERM INVESTMENTS — 2.5% of Net Assets
Open-End Fund — 2.5%
	54,357(b)	Dreyfus Government Cash Management, Institutional
		Shares, 0.19%	$ 54,357
$ 54,357
TOTAL SHORT TERM INVESTMENTS
		(Cost $54,357)	$ 54,357
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.9%
		(Cost $2,139,105)	$2,173,988
		OTHER ASSETS AND LIABILITIES — 1.1%	$ 24,566
		NET ASSETS — 100.0%	$2,198,554

(A.D.R.)	American Depositary Receipts.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2022, the value of these securities amounted to $47,218, or 2.1% of net assets.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at March 31, 2022.

Distribution of investments by country of domicile (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	66.7%
Japan	7.6%
United Kingdom	7.3%
China	4.0%
Germany	3.7%
Netherlands	3.2%
Spain	2.4%
France	2.2%
Taiwan	1.9%
Singapore	1.0%
100.0%

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

Purchases and sales of securities (excluding short term investments) for the six months ended March 31, 2022, aggregated $502,187 and $391,283, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended March 31, 2022, the Fund did not engage in any cross trade activity.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22 19

Schedule of Investments | 3/31/22

(unaudited) (continued)

At March 31, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $2,139,499 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 201,434
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(166,945)
Net unrealized appreciation	$ 34,489

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 -	unadjusted quoted prices in active markets for identical securities.
Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 -	significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of March 31, 2022, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$ —	$ 78,517	$ —	$ 78,517
Capital Markets	93,778	47,218	—	140,996
Food & Staples Retailing	—	61,854	—	61,854
Food Products	—	46,562	—	46,562
Health Care Equipment & Supplies	40,260	34,234	—	74,494
Household Durables	—	51,605	—	51,605
Household Products	—	53,506	—	53,506
Insurance	54,829	28,222	—	83,051
Interactive Media & Services	117,306	18,870	—	136,176
Internet & Direct Marketing Retail	94,538	36,956	—	131,494
IT Services	139,668	51,913	—	191,581
Pharmaceuticals	98,498	13,903	—	112,401
Professional Services	24,468	55,257	—	79,725
Semiconductors & Semiconductor
Equipment	111,046	20,677	—	131,723
Textiles, Apparel & Luxury Goods	—	46,284	—	46,284
All Other Common Stocks	699,662	—	—	699,662
Open-End Fund	54,357	—	—	54,357
Total Investments in Securities	$1,528,410	$645,578	$ —	$2,173,988

During the period ended March 31, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22

Statement of Assets and Liabilities | 3/31/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $2,139,105)	$2,173,988
Receivables —
Investment securities sold	17,454
Dividends	1,482
Interest	3
Due from the Adviser	358
Due from affiliates	512
Other assets	41,681
Total assets	$2,235,478
LIABILITIES:
Payables —
Distributions	$ 37
Trustees' fees	20
Professional fees	24,622
Transfer agent fees	26
Printing expense	3,655
Custodian fees	6,303
Due to affiliates	235
Accrued expenses	2,026
Total liabilities	$ 36,924
NET ASSETS:
Paid-in capital	$2,230,348
Distributable earnings (loss)	(31,794)
Net assets	$2,198,554
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $807,970/81,686 shares)	$ 9.89
Class C (based on $598,204/60,984 shares)	$ 9.81
Class Y (based on $792,380/80,060 shares)	$ 9.90
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.89 net asset value per share/100%-5.75% maximum
sales charge)	$ 10.49

The accompanying notes are an integral part of these financial statements.

  Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22 21

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 3/31/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes
withheld $249)	$ 9,722
Interest from unaffiliated issuers	67
Total Investment Income		$ 9,789
EXPENSES:
Management fees	$ 7,211
Administrative expenses	10,518
Transfer agent fees
Class A	74
Class C	21
Class Y	12
Distribution fees
Class A	1,012
Class C	3,017
Shareowner communications expense	346
Custodian fees	5,731
Registration fees	33,650
Professional fees	26,383
Printing expense	6,166
Pricing fees	1,686
Trustees’ fees	4,046
Miscellaneous	6,344
Total expenses		$106,217
Less fees waived and expenses reimbursed
by the Adviser		(94,095)
Net expenses		$ 12,122
Net investment loss		$ (2,333)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(51,774)
Other assets and liabilities denominated in
foreign currencies	(21)	$ (51,795)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ 62,188
Other assets and liabilities denominated in
foreign currencies	(19)	$ 62,169
Net realized and unrealized gain (loss) on investments		$ 10,374
Net increase in net assets resulting from operations		$ 8,041

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22

Statement of Changes in Net Assets

	Six Months
	Ended
	3/31/22	5/10/21* to
	(unaudited)	9/30/21
FROM OPERATIONS:
Net investment income (loss)	$ (2,333)	$ 394
Net realized (loss) on investments	(51,795)	(12,702)
Change in net unrealized appreciation (depreciation)
on investments	62,169	(27,310)
Net increase (decrease) in net assets resulting
from operations	$ 8,041	$ (39,618)
DISTRIBUTIONS TO SHAREOWNERS:
Class Y ($0.01 and $— per share, respectively)	$ (632)	$ —
Total distributions to shareowners	$ (632)	$ —
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 53,889	$2,195,315
Reinvestment of distributions	632	—
Cost of shares repurchased	(19,073)	—
Net increase in net assets resulting from Fund
share transactions	$ 35,448	$2,195,315
Net increase in net assets	$ 42,857	$2,155,697
NET ASSETS:
Beginning of period	$2,155,697	$ —
End of period	$2,198,554	$2,155,697
* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22 23

Statement of Changes in Net Assets

(continued)

	Six Months	Six Months
	Ended	Ended
	3/31/22	3/31/22	5/10/21* to	5/10/21* to
	Shares	Amount	9/30/21	9/30/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	5,337	$ 53,889	78,223	$785,315
Reinvestment of
distributions	—	—	—	—
Less shares repurchased	(1,874)	(19,073)	—	—
Net increase	3,463	$ 34,816	78,223	$785,315
Class C
Shares sold	—	$ —	60,984	$610,000
Reinvestment of
distributions	—	—	—	—
Less shares repurchased	—	—	—	—
Net increase (decrease)	—	$ —	60,984	$610,000
Class Y
Shares sold	—	$ —	80,000	$800,000
Reinvestment of
distributions	60	632	—	—
Less shares repurchased	—	—	—	—
Net increase	60	$ 632	80,000	$800,000
* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22

Financial Highlights

Six Months
Ended
	3/31/22	5/10/21* to
	(unaudited)	9/30/21
Class A
Net asset value, beginning of period	$ 9.84	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.01)	$ 0.01
Net realized and unrealized gain (loss) on investments	0.06	(0.17)
Net increase (decrease) from investment operations	$ 0.05	$ (0.16)
Net increase (decrease) in net asset value	$ 0.05	$ (0.16)
Net asset value, end of period	$ 9.89	$ 9.84
Total return (b)	0.51%(c)	(1.60)%(c)
Ratio of net expenses to average net assets	1.00%(d)	0.75%(d)
Ratio of net investment income (loss) to average
net assets	(0.11)%(d)	0.28%(d)
Portfolio turnover rate	18%(c)	11%(c)
Net assets, end of period (in thousands)	$ 808	$ 770
Ratios with no waiver of fees and assumption of
expenses by the Adviser and no reduction
for fees paid indirectly:
Total expenses to average net assets	9.50%(d)	12.69%(d)
Net investment income (loss) to average net assets	(8.61)%(d)	(11.66)%(d)

*	Class A commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22 25

Financial Highlights (continued)

Six Months
Ended
	3/31/22	5/10/21* to
	(unaudited)	9/30/21
Class C
Net asset value, beginning of period	$ 9.81	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.04)	$ (0.03)
Net realized and unrealized gain (loss) on investments	0.04	(0.16)
Net increase (decrease) from investment operations	$ —	$ (0.19)
Net increase (decrease) in net asset value	$ —	$ (0.19)
Net asset value, end of period	$ 9.81	$ 9.81
Total return (b)	0.00%(c)	(1.90)%(c)
Ratio of net expenses to average net assets	1.74%(d)	1.69%(d)
Ratio of net investment income (loss) to average
net assets	(0.87)%(d)	(0.64)%(d)
Portfolio turnover rate	18%(c)	11%(c)
Net assets, end of period (in thousands)	$ 598	$ 598
Ratios with no waiver of fees and assumption of
expenses by the Adviser and no reduction
for fees paid indirectly:
Total expenses to average net assets	10.22%(d)	13.63%(d)
Net investment income (loss) to average net assets	(9.35)%(d)	(12.58)%(d)

*	Class C commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22

Six Months
Ended
	3/31/22	5/10/21* to
	(unaudited)	9/30/21
Class Y
Net asset value, beginning of period	$ 9.85	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.01	$ 0.01
Net realized and unrealized gain (loss) on investments	0.05	(0.16)
Net increase (decrease) from investment operations	$ 0.06	$ (0.15)
Distributions to shareowners:
Net investment income	$ (0.01)	$ —
Total distributions	$ (0.01)	$ —
Net increase (decrease) in net asset value	$ 0.05	$ (0.15)
Net asset value, end of period	$ 9.90	$ 9.85
Total return (b)	0.58%(c)	(1.50)%(c)
Ratio of net expenses to average net assets	0.70%(d)	0.70%(d)
Ratio of net investment income (loss) to average
net assets	0.18%(d)	0.35%(d)
Portfolio turnover rate	18%(c)	11%(c)
Net assets, end of period (in thousands)	$ 792	$ 788
Ratios with no waiver of fees and assumption of
expenses by the Adviser and no reduction
for fees paid indirectly:
Total expenses to average net assets	9.17%(d)	12.64%(d)
Net investment income (loss) to average net assets	(8.29)%(d)	(11.59)%(d)

*	Class Y commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22 27

Notes to Financial Statements | 3/31/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Sustainable Growth Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Fund’s investment objective is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y commenced operations on May 10, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020

28 Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22

through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22 29

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At March 31, 2022, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

30 Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$—
Total	$—

Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22 31

The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 627
Capital loss carryforward	(12,126)
Net unrealized depreciation	(27,704)
Total	$(39,203)

The differences between book-basis and tax-basis net unrealized depreciation are attributable to the tax deferral of losses on wash sales.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $204 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2022.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond

32 Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22

markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards,

Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22 33

tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non- U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund generally excludes corporate issuers that are significantly involved in certain business activities (ESG criteria). Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG criteria.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans

34 Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22

and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion and 0.60% of the Fund’s average daily net assets over $1 billion. For the six months ended March 31, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% (annualized) of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commission, acquired fund fees and expenses, and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.75% and 0.70% of the average daily net assets attributable to Class A, Class C and Class Y Shares, respectively. These expense limitations are in effect through February 1, 2023. There can be no assurance that the Adviser will extend the expense

Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22 35

limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended March 31, 2022, are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $122 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended March 31, 2022, the Fund paid $4,046 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees. At March 31, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $20.

4. Transfer Agent

For the period from October 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended March 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$233
Class C	110
Class Y	3
Total	$346

36 Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares Pursuant to the Plan, the Fund further pays for the distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $113 in distribution fees payable to the Distributor at March 31, 2022. Included in “Due from affiliates” reflected on the Statement of Assets and Liabilities is $512 in distribution fees receivable from the Distributor at March 31, 2022.

In addition, redemptions of each Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended March 31, 2022, CDSCs in the amount of $0 were paid to the Distributor.

6. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation ("BNY Mellon") serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

Pioneer Global Sustainable Growth Fund | Semiannual Report | 3/31/22 37

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes	Lisa M. Jones, President and Chief Executive Officer Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator

The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter

Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.

60 State Street

Boston, MA 02109

www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 32973-00-0522

Pioneer Global Sustainable Value Fund

Semiannual Report | March 31, 2022

A: PGSVX	C: GBVCX	Y: PSUYX

visit us: www.amundi.com/us

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment, as volatility has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22

At the outset of the pandemic, we temporarily closed our offices and instituted a work-from-home policy, but have since re-opened our US locations. However, we have been maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

May 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22 3

Portfolio Management Discussion | 3/31/22

In the following discussion, portfolio managers John Peckham, Brian Chen, and Jeff Sacknowitz discuss the market environment during the six-month period ended March 31, 2022, and the performance of Pioneer Global Sustainable Value Fund during the period. Mr. Peckham, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Chen, a vice president and a portfolio manager at Amundi US, and Mr. Sacknowitz, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the six-month period ended March 31, 2022?
A	Pioneer Global Sustainable Value Fund’s Class A shares returned 4.09% at net asset value during the six-month period ended March 31, 2022, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) Value Index[1], returned 5.26%. During the same six-month period, the average return of the 177 mutual funds in Morningstar’s World Large-Stock Value category was 3.52%.
Q	How would you describe the investment backdrop during the six-month period ended March 31, 2022?
A	Returns for global equities, in aggregate, were well into negative territory for the six-month period, as historically high inflation and Russia’s invasion of Ukraine weighed on investors’ appetites for riskier assets. Value stocks, however, as measured by the Fund’s benchmark, the MSCI ACWI Value Index, outperformed, returning 5.26% for the period, easily beating the performance of growth stocks, which returned -3.45%, as measured by the MSCI ACWI Growth Index.
1	The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22

When the reporting period began, equities were still in the midst of a protracted rally stemming from the combination of robust economic growth and rising corporate earnings. After performing well through mid-November 2021, the market experienced a brief stretch of weakness following the emergence of the Omicron variant of COVID-19 and the US Federal Reserve’s (Fed’s) announcement that it was set to adopt tighter monetary policies, including ending its pandemic-era quantitative easing program by early 2022, and increasing the target range of the federal funds rate, which had hovered near zero since the outset of the pandemic in early 2020. Stocks quickly recovered from that initial spate of bad news and climbed higher through the end of the 2021 calendar year.

As 2022 began, the prospect of higher interest rates began to weigh on the more growth-oriented sectors of the market and supported a shift in performance leadership towards the value segment, as evidenced by the MSCI ACWI Value Index’s outperformance for the full period. Furthermore, Russia’s late-February invasion of Ukraine exacerbated existing concerns about supply chain disruptions and dimmed the global economic growth outlook. Energy prices, which had already been on the rise since late 2021, spiked in the wake of sanctions levied against Russia by the United States and European countries, adding fuel to inflationary pressures. As a result, the market began to factor in a much more rapid normalization of interest rates on the part of the Fed, which began signaling an accelerated pace for its hikes to the federal funds rate target range. Stocks moved notably lower over much of the first quarter of 2022, before bottoming in early March and rebounding to recover some of the earlier losses over the final two weeks of the six-month period.

Q	Could you briefly describe your investment approach in managing the Fund?
A	The Fund’s primary objective is to seek long-term capital growth. The Fund seeks to hold a portfolio of what we believe to be quality value stocks globally, across any market capitalization. The Fund’s managers adhere to an Environmental, Social, and Governance (ESG) mandate.

In managing the Fund, we seek to invest the portfolio in companies around the world that we feel have strong business prospects as well as sustainable business models, with shares that trade at attractive valuations, in our view. Our investment process includes evaluating individual companies’ ESG practices. In keeping with that focus, we apply the ESG criteria when considering which investments to include in the Fund’s portfolio. Under normal circumstances, we will seek to invest at least 80% of the Fund’s net assets (plus the amount of borrowings, if

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22 5

any, for investment purposes) in securities of issuers that we believe adhere to the ESG criteria described above. For purposes of the 80% investment policy, we define “ESG criteria” as the exclusion of investments in companies significantly involved in the production of alcohol, tobacco products, certain controversial military weapons, the operation of thermal coal mines and gambling casinos, as well as other gaming-related businesses.

Q	What were the principal factors affecting the Fund’s benchmark-relative performance during the six-month period ended March 31, 2022?
A	The Fund underperformed the MSCI ACWI Value Index during the six-month period, with stock selection results in the consumer staples and energy sectors being key detractors from relative returns. Within consumer staples, the biggest laggards were portfolio positions in Russian food retailer Magnit and Japanese beverage company Asahi Group. Within energy, a position in Russian integrated energy company Rosneft Oil, and lack of portfolio exposure to leading US refiner and marketer Chevron, also weighed on the Fund’s relative performance. Outside of consumer staples and energy, an overweight position versus the benchmark in Italian commercial bank UniCredit, within financials, was another large detractor from relative performance.

Key positive contributors to the Fund’s relative performance during the six-month period were stock selection results in the materials and health care sectors. The materials sector featured three stocks that significantly aided the Fund’s relative returns for the period. Specifically, fertilizer company Mosaic, and two Canadian miners: First Quantum Minerals and Teck Resources. Within health care, positions within the managed care segment as well as portfolio overweights to some biotechnology stocks, including AbbVie, benefited the Fund’s relative performance for the period. Outside of materials and health care, a position in sensor technology firm Hensoldt, within the industrials sector, made a positive contribution to the Fund’s benchmark-relative performance during the six-month period.

The portfolio’s sector allocations likewise made a modest contribution to the Fund’s relative performance, led by an overweight to energy.

6 Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22

Q	Did the Fund have any exposure to derivative securities during the six-month period ended March 31, 2022?
A	No. The Fund had no derivatives exposure during the reporting period.
Q	How would you characterize your outlook and the Fund’s overall positioning as of March 31, 2022?
A	We have been actively rotating the portfolio’s holdings in an effort to capture values as they have emerged. Financials, mainly through bank holdings, remains the Fund’s largest sector overweight versus the MSCI ACWI Value Index, although to a lesser extent than at the beginning of the period last October. A number of stocks in the segment have come under pressure in recent months, due to concerns that the flattening of the yield curve would reduce companies’ net-interest margins (that is, the difference between the rates at which they borrow and lend). As a result, many of those stocks have fallen to attractive valuations, in our view. We also have maintained Fund overweights versus the benchmark to energy and materials. Although both sectors have rallied considerably in recent months, we see continued upside for the portfolio’s holdings, given the imbalance of supply and demand for commodities.

As for our outlook, the investment environment remained highly uncertain at the close of the period, as questions about the conflict in Ukraine, Fed policy, and the direction of both economic growth and inflation weighed on market sentiment. For our part, we typically do not focus on day-to-day headlines. Instead, we seek to identify individual companies whose share prices may have moved downward due to investors’ reactions to short-term developments, and fallen to what we see as attractive valuations. We believe that approach to investing –using market volatility to seek out advantageous situations – may help us create the foundation for longer-term Fund performance.

Please refer to the Schedule of Investments on pages 16–22 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22 7

Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is subject to currency risk, meaning that the fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar. To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events which may occur in those countries and regions.

The Fund generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG standards.

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The Fund may use derivatives, which may have a potentially large impact on Fund performance.

The Fund may invest in IPOs (initial public offerings), which involve additional risks.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22

Portfolio Summary | 3/31/22

Sector Distribution

(As a percentage of total investments)*

Geographical Distribution

(As a percentage of total investments based on country of domicile)*

† Amount rounds to less than 0.1%.

10 Largest Holdings
(As a percentage of total investments)*
1.	KB Financial Group, Inc.	3.86%
2.	Mitsubishi UFJ Financial Group, Inc.	3.54
3.	Alibaba Group Holding, Ltd.	2.65
4.	AbbVie, Inc.	2.64
5.	Wells Fargo & Co.	2.64
6.	Chubb, Ltd.	2.35
7.	Mitsui & Co., Ltd.	2.24
8.	Anthem, Inc.	2.23
9.	Hewlett Packard Enterprise Co.	2.20
10.	MPLX LP	2.15

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22 9

Prices and Distributions | 3/31/22

Net Asset Value per Share

Class	3/31/22	9/30/21
A	$9.91	$9.64
C	$9.88	$9.61
Y	$9.91	$9.65

Distributions per Share: 10/1/21–3/31/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1245	$ —	$ —
C	$0.0836	$ —	$ —
Y	$0.1482	$ —	$ —

Index Definitions

The Morgan Stanley Capital International (MSCI) All Country World Value NR Index measures the free-float weighted equity index that captures large and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Indices are unmanaged and their returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. You cannot invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11–13.

10 Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22

Performance Update | 3/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Sustainable Value Fund at public offering price during the periods shown, compared to that of the MSCI All Country World Value NR Index.*

Average Annual Total Returns
(As of March 31, 2022)
MSCI All
	Net	Public	Country
	Asset	Offering	World
	Value	Price	Value
Period	(NAV)	(POP)	NR Index
Life-of-Class
(5/10/21)	0.38%	-6.02%	2.62%

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
13.75%	1.00%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

* Performance of Class A shares shown in the graph above is from the inception of Class A shares on 5/10/21 through 3/31/22. Index information shown in the graph above is from 5/31/21 through 3/31/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22 11

Performance Update | 3/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Sustainable Value Fund at public offering price during the periods shown, compared to that of the MSCI All Country World Value NR Index.*

Average Annual Total Returns

(As of March 31, 2022)

			MSCI All
			Country
			World
	If	If	Value
Period	Held	Redeemed	NR Index
Life-of-Class
(5/10/21)	-0.41%	-1.51%	2.62%

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
14.52%	1.75%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect the deduction of the 1% CDSC that would apply for a complete redemption on the last price calculated on the last business day of the period. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

* Performance of Class C shares shown in the graph above is from the inception of Class C shares on 5/10/21 through 3/31/22. Index information shown in the graph above is from 5/31/21 through 3/31/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

12 Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22

Performance Update | 3/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Sustainable Value Fund at public offering price during the periods shown, compared to that of the MSCI All Country World Value NR Index.*

Average Annual Total Returns
(As of March 31, 2022)
MSCI All
	Net	Country
	Asset	World
	Value	Value
Period	(NAV)	NR Index
Life-of-Class
(5/10/21)	0.65%	2.62%

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
13.51%	0.70%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

* Performance of Class Y shares shown in the graph above is from the inception of Class Y shares on 5/10/21 through 3/31/22. Index information shown in the graph above is from 5/31/21 through 3/31/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Value Fund

Based on actual returns from October 1, 2021 through March 31, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/21
Ending Account Value	$1,040.90	$1,036.80	$1,042.30
(after expenses)
on 3/31/22
Expenses Paid	$5.04	$8.63	$3.56
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99%, 1.70%, and 0.70% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

14 Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Sustainable Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2021 through March 31, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/21
Ending Account Value	$1,020.00	$1,016.45	$1,021.44
(after expenses)
on 3/31/22
Expenses Paid	$4.99	$8.55	$3.53
During Period*

* Expenses are equal to the Fund’s annualized expense ratio of 0.99%, 1.70%, and 0.70% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22 15

Schedule of Investments | 3/31/22

(unaudited)

Shares			Value
UNAFFILIATED ISSUERS — 97.0%
COMMON STOCKS — 93.5% of Net Assets
Aerospace & Defense — 1.6%
	1,192	Hensoldt AG	$ 34,922
		Total Aerospace & Defense	$ 34,922
Air Freight & Logistics — 1.6%
	148	FedEx Corp.	$ 34,246
		Total Air Freight & Logistics	$ 34,246
Automobiles — 1.6%
	2,074	Stellantis NV	$ 33,633
		Total Automobiles	$ 33,633
Banks — 17.9%
	1,466	ABN AMRO Bank NV (144A)	$ 18,755
	943	Bank of America Corp.	38,871
	5,100	Grupo Financiero Banorte S.A.B de CV, Class O	38,346
	1,634	KB Financial Group, Inc. (A.D.R.)	79,787
	11,800	Mitsubishi UFJ Financial Group, Inc.	73,245
	7,292	NatWest Group Plc	20,518
	1,100	Sumitomo Mitsui Financial Group, Inc.	35,106
	2,515	UniCredit S.p.A.	27,154
	1,127	Wells Fargo & Co.	54,614
		Total Banks	$ 386,396
Beverages — 0.8%
	500	Asahi Group Holdings, Ltd.	$ 18,152
		Total Beverages	$ 18,152
Biotechnology — 2.5%
	337	AbbVie, Inc.	$ 54,631
		Total Biotechnology	$ 54,631
Chemicals — 1.0%
	336	Mosaic Co.	$ 22,344
		Total Chemicals	$ 22,344
Communications Equipment — 1.1%
	446	Cisco Systems, Inc.	$ 24,869
		Total Communications Equipment	$ 24,869
Construction & Engineering — 0.9%
	39,000	Sinopec Engineering Group Co., Ltd., Class H	$ 19,871
		Total Construction & Engineering	$ 19,871
Construction Materials — 1.4%
	777	CRH Plc	$ 31,172
		Total Construction Materials	$ 31,172

The accompanying notes are an integral part of these financial statements.

16 Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22

Shares			Value
Diversified Telecommunication Services — 1.0%
	1,102	Deutsche Telekom AG	$ 20,582
		Total Diversified Telecommunication Services	$ 20,582
Electric Utilities — 3.9%
	410	American Electric Power Co., Inc.	$ 40,905
	952	FirstEnergy Corp.	43,659
		Total Electric Utilities	$ 84,564
Electrical Equipment — 0.8%
	1,500	Mitsubishi Electric Corp.	$ 17,265
		Total Electrical Equipment	$ 17,265
Entertainment — 1.4%
	242	Electronic Arts, Inc.	$ 30,615
		Total Entertainment	$ 30,615
Food & Staples Retailing — 2.0%
	1,341^+	Magnit PJSC (G.D.R.)	$ 530
	900	Seven & i Holdings Co., Ltd.	42,822
		Total Food & Staples Retailing	$ 43,352
Food Products — 0.8%
	801	Associated British Foods Plc	$ 17,396
		Total Food Products	$ 17,396
Health Care Providers & Services — 6.2%
	94	Anthem, Inc.	$ 46,174
	321	Cardinal Health, Inc.	18,201
	131	Cigna Corp.	31,389
	389	CVS Health Corp.	39,371
		Total Health Care Providers & Services	$ 135,135
Household Products — 0.8%
	237	Reckitt Benckiser Group Plc	$ 18,116
		Total Household Products	$ 18,116
Industrial Conglomerates — 0.9%
	500	Toshiba Corp.	$ 18,973
		Total Industrial Conglomerates	$ 18,973
Insurance — 10.0%
	352	Aflac, Inc.	$ 22,665
	227	Chubb, Ltd.	48,555
	570	Hartford Financial Services Group, Inc.	40,932
	6,000	Ping An Insurance Group Co. of China, Ltd., Class H	42,333
	207	Progressive Corp.	23,596
	166	Willis Towers Watson Plc	39,213
		Total Insurance	$ 217,294

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22 17

Schedule of Investments | 3/31/22

(unaudited) (continued)

Shares			Value
		Internet & Direct Marketing Retail — 4.4%
	4,000(a)	Alibaba Group Holding, Ltd.	$ 54,749
	703	eBay, Inc.	40,254
		Total Internet & Direct Marketing Retail	$ 95,003
		IT Services — 2.0%
	336	International Business Machines Corp.	$ 43,687
		Total IT Services	$ 43,687
		Media — 2.7%
	4,657	Atresmedia Corp. de Medios de Comunicacion S.A.	$ 19,697
	806	Comcast Corp., Class A	37,737
		Total Media	$ 57,434
		Metals & Mining — 5.3%
	1,769	Barrick Gold Corp.	$ 43,393
	700	First Quantum Minerals, Ltd.	24,234
	217	Rio Tinto Plc	17,214
	722	Teck Resources, Ltd., Class B	29,162
		Total Metals & Mining	$ 114,003
		Multi-Utilities — 1.7%
	1,192	CenterPoint Energy, Inc.	$ 36,523
		Total Multi-Utilities	$ 36,523
		Oil, Gas & Consumable Fuels — 6.0%
	760	EQT Corp.	$ 26,152
	288	Marathon Petroleum Corp.	24,624
	1,400(a)	Range Resources Corp.	42,532
	4,480^+	Rosneft Oil Co. PJSC (G.D.R.)	1,048
	630	Shell Plc (A.D.R.)	34,606
		Total Oil, Gas & Consumable Fuels	$ 128,962
		Pharmaceuticals — 2.4%
	200	Eisai Co., Ltd.	$ 9,269
	834	Pfizer, Inc.	43,176
		Total Pharmaceuticals	$ 52,445
		Semiconductors & Semiconductor Equipment — 1.0%
	40	Lam Research Corp.	$ 21,504
		Total Semiconductors & Semiconductor Equipment	$ 21,504
		Software — 1.3%
	327	Oracle Corp.	$ 27,053
		Total Software	$ 27,053

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22

Shares			Value
Specialty Retail — 1.8%
	19(a)	AutoZone, Inc.	$ 38,847
		Total Specialty Retail	$ 38,847
Technology Hardware, Storage & Peripherals — 2.1%
	2,723	Hewlett Packard Enterprise Co.	$ 45,501
		Total Technology Hardware, Storage & Peripherals	$ 45,501
Textiles, Apparel & Luxury Goods — 1.7%
	1,009	Tapestry, Inc.	$ 37,484
		Total Textiles, Apparel & Luxury Goods	$ 37,484
Trading Companies & Distributors — 2.9%
	327(a)	AerCap Holdings NV	$ 16,442
	1,700	Mitsui & Co., Ltd.	46,307
		Total Trading Companies & Distributors	$ 62,749
TOTAL COMMON STOCKS
		(Cost $2,048,778)	$2,024,723
MASTER LIMITED PARTNERSHIPS — 2.1% of
Net Assets
Oil, Gas & Consumable Fuels — 2.1%
	1,341	MPLX LP	$ 44,494
		Total Oil, Gas & Consumable Fuels	$ 44,494
TOTAL MASTER LIMITED PARTNERSHIPS
		(Cost $41,591)	$ 44,494
SHORT TERM INVESTMENTS — 1.4% of Net Assets
Open-End Fund — 1.4%
	31,399(b)	Dreyfus Government Cash Management, Institutional
		Shares, 0.19%	$ 31,399
$ 31,399
TOTAL SHORT TERM INVESTMENTS
		(Cost $31,399)	$ 31,399
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.0%
		(Cost $2,121,768)	$2,100,616
		OTHER ASSETS AND LIABILITIES — 3.0%	$ 64,050
		NET ASSETS — 100.0%	$2,164,666

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22 19

Schedule of Investments | 3/31/22

(unaudited) (continued)

(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2022, the value of these securities amounted to $18,755, or 0.9% of net assets.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at March 31, 2022.
+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).

Distribution of investments by country of domicile (excluding short term investments) as a percentage of total investments in securities, is as follows:

United States	52.0%
Japan	12.6%
United Kingdom	7.1%
China	5.7%
Canada	4.7%
South Korea	3.9%
Germany	2.7%
Netherlands	2.5%
Switzerland	2.3%
Ireland	2.3%
Mexico	1.9%
Italy	1.3%
Other (individually less than 1%)	1.0%
100.0%

Purchases and sales of securities (excluding short term investments) for the six months ended March 31, 2022, aggregated $867,928 and $714,851, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended March 31, 2022, the Fund did not engage in any cross trade activity.

At March 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $2,122,283 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 177,789
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(199,456)
Net unrealized depreciation	$ (21,667)

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of March 31, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$ —	$ 34,922	$ —	$ 34,922
Automobiles	—	33,633	—	33,633
Banks	211,618	174,778	—	386,396
Beverages	—	18,152	—	18,152
Construction & Engineering	—	19,871	—	19,871
Construction Materials	—	31,172	—	31,172
Diversified Telecommunication
Services	—	20,582	—	20,582
Electrical Equipment	—	17,265	—	17,265
Food & Staples Retailing	—	42,822	530	43,352
Food Products	—	17,396	—	17,396
Household Products	—	18,116	—	18,116
Industrial Conglomerates	—	18,973	—	18,973
Insurance	174,961	42,333	—	217,294
Internet & Direct Marketing Retail	40,254	54,749	—	95,003
Media	37,737	19,697	—	57,434
Metals & Mining	96,789	17,214	—	114,003
Oil, Gas & Consumable Fuels	127,914	—	1,048	128,962
Pharmaceuticals	43,176	9,269	—	52,445
Trading Companies & Distributors	16,442	46,307	—	62,749
All Other Common Stocks	637,003	—	—	637,003
Master Limited Partnerships	44,494	—	—	44,494
Open-End Fund	31,399	—	—	31,399
Total Investments in Securities	$1,461,787	$637,251	$1,578	$ 2,100,616

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22 21

Schedule of Investments | 3/31/22

(unaudited) (continued)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Common
Stocks
Balance as of 9/30/21	$ —
Realized gain (loss)	—
Changed in unrealized appreciation (depreciation)(1)	(59,439)
Accrued discounts/premiums	—
Purchases	23,412
Sales	—
Transfers in to Level 3*	37,605
Transfers out of Level 3*	—
Balance as of 3/31/22	$ 1,578

(1)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the six months ended March 31, 2022, securities with aggregate market value of $37,605 were transferred from Level 2 to Level 3, as there were significant observable inputs available to determine their value. There were no other transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held
and considered Level 3 at March 31, 2022:	$(59,439)

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22

Statement of Assets and Liabilities | 3/31/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $2,121,768)	$2,100,616
Receivables —
Investment securities sold	68,738
Dividends	8,183
Due from the Adviser	436
Due from affiliates	511
Other assets	39,311
Total assets	$2,217,795
LIABILITIES:
Payables —
Investment securities purchased	$ 19,971
Professional fees	24,852
Printing expense	3,558
Custodian fees	4,518
Due to affiliates	230
Total liabilities	$ 53,129
NET ASSETS:
Paid-in capital	$2,182,093
Distributable earnings (loss)	(17,427)
Net assets	$2,164,666
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $732,792/73,915 shares)	$ 9.91
Class C (based on $617,140/62,444 shares)	$ 9.88
Class Y (based on $814,734/82,211 shares)	$ 9.91
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.91 net asset value per share/100%-5.75% maximum
sales charge)	$ 10.51

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22 23

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 3/31/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $1,353)	$27,138
Total Investment Income		$ 27,138
EXPENSES:
Management fees	$ 6,644
Administrative expenses	10,485
Transfer agent fees
Class A	27
Class C	15
Class Y	15
Distribution fees
Class A	800
Class C	2,978
Shareowner communications expense	220
Custodian fees	6,515
Registration fees	35,820
Professional fees	26,662
Printing expense	4,799
Pricing fees	1,700
Trustees’ fees	3,966
Miscellaneous	3,709
Total expenses		$104,355
Less fees waived and expenses reimbursed
by the Adviser		(93,271)
Net expenses		$ 11,084
Net investment income		$ 16,054
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$20,043
Other assets and liabilities denominated in
foreign currencies	(179)	$ 19,864
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$43,853
Other assets and liabilities denominated in
foreign currencies	12	$ 43,865
Net realized and unrealized gain (loss) on investments		$ 63,729
Net increase in net assets resulting from operations		$ 79,783

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22

Statement of Changes in Net Assets

	Six Months
	Ended	5/10/21*
	3/31/22	to
	(unaudited)	9/30/21
FROM OPERATIONS:
Net investment income (loss)	$ 16,054	$ 14,521
Net realized gain (loss) on investments	19,864	(22,779)
Change in net unrealized appreciation (depreciation)
on investments	43,865	(65,011)
Net increase (decrease) in net assets resulting
from operations	$ 79,783	$ (73,269)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.12 and $— per share, respectively)	$ (7,642)	$ —
Class C ($0.08 and $— per share, respectively)	(5,016)	—
Class Y ($0.15 and $— per share, respectively)	(12,004)	—
Total distributions to shareowners	$ (24,662)	$ —
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 143,489	$2,020,000
Reinvestment of distributions	24,662	—
Cost of shares repurchased	(5,337)	—
Net increase in net assets resulting from Fund
share transactions	$ 162,814	$2,020,000
Net increase in net assets	$ 217,935	$1,946,731
NET ASSETS:
Beginning of period	$1,946,731	$ —
End of period	$2,164,666	$1,946,731
* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22 25

Statement of Changes in Net Assets

(continued)

	Six Months	Six Months
	Ended	Ended
	3/31/22	3/31/22	5/10/21* to	5/10/21* to
	Shares	Amount	9/30/21	9/30/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	12,654	$124,228	61,022	$610,000
Reinvestment of
distributions	770	7,642	—	—
Less shares
repurchased	(531)	(5,337)	—	—
Net increase	12,893	$126,533	61,022	$610,000
Class C
Shares sold	1,938	$ 19,261	60,000	$600,000
Reinvestment of
distributions	506	5,016	—	—
Less shares
repurchased	—	—	—	—
Net increase	2,444	$ 24,277	60,000	$600,000
Class Y
Shares sold	—	$ —	81,000	$810,000
Reinvestment of
distributions	1,211	12,004	—	—
Less shares
repurchased	—	—	—	—
Net increase	1,211	$ 12,004	81,000	$810,000
* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22

Financial Highlights

Six Months
Ended
	3/31/22	5/10/21* to
	(unaudited)	9/30/21
Class A
Net asset value, beginning of period	$ 9.64	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.09	$ 0.08
Net realized and unrealized gain (loss) on investments	0.30	(0.44)
Net increase (decrease) from investment operations	$ 0.39	$ (0.36)
Distributions to shareowners:
Net investment income	$ (0.12)	$ —
Total distributions	$(0.12)	$ —
Net increase (decrease) in net asset value	$ 0.27	$ (0.36)
Net asset value, end of period	$ 9.91	$ 9.64
Total return (b)	4.09%(c)	(3.60)%(c)
Ratio of net expenses to average net assets	0.99%(d)	0.94%(d)
Ratio of net investment income (loss) to average net assets	1.79%(d)	1.99%(d)
Portfolio turnover rate	36%(c)	26%(c)
Net assets, end of period (in thousands)	$ 733	$ 588
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	10.10%(d)	13.75%(d)
Net investment income (loss) to average net assets	(7.32)%(d)	(10.82)%(d)

*	Class A commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22 27

Financial Highlights (continued)

Six Months
Ended
	3/31/22	5/10/21* to
	(unaudited)	9/30/21
Class C
Net asset value, beginning of period	$ 9.61	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.04	$ 0.05
Net realized and unrealized gain (loss) on investments	0.31	(0.44)
Net increase (decrease) from investment operations	$ 0.35	$ (0.39)
Distributions to shareowners:
Net investment income	$ (0.08)	$ —
Total distributions	$(0.08)	$ —
Net increase (decrease) in net asset value	$ 0.27	$ (0.39)
Net asset value, end of period	$ 9.88	$ 9.61
Total return (b)	3.68%(c)	(3.90)%(c)
Ratio of net expenses to average net assets	1.70%(d)	1.71%(d)
Ratio of net investment income (loss) to average net assets	0.84%(d)	1.22%(d)
Portfolio turnover rate	36%(c)	26%(c)
Net assets, end of period (in thousands)	$ 617	$ 577
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	10.82%(d)	14.52%(d)
Net investment income (loss) to average net assets	(8.28)%(d)	(11.59)%(d)

*	Class C commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22

Six Months
Ended
	3/31/22	5/10/21* to
	(unaudited)	9/30/21
Class Y
Net asset value, beginning of period	$ 9.65	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.10	$ 0.09
Net realized and unrealized gain (loss) on investments	0.31	(0.44)
Net increase (decrease) from investment operations	$ 0.41	$ (0.35)
Distributions to shareowners:
Net investment income	$ (0.15)	$ —
Total distributions	$(0.15)	$ —
Net increase (decrease) in net asset value	$ 0.26	$ (0.35)
Net asset value, end of period	$ 9.91	$ 9.65
Total return (b)	4.23%(c)	(3.50)%(c)
Ratio of net expenses to average net assets	0.70%(d)	0.70%(d)
Ratio of net investment income (loss) to average net assets	1.93%(d)	2.22%(d)
Portfolio turnover rate	36%(c)	26%(c)
Net assets, end of period (in thousands)	$ 815	$ 782
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	9.85%(d)	13.51%(d)
Net investment income (loss) to average net assets	(7.22)%(d)	(10.59)%(d)

*	Class Y commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22 29

Notes to Financial Statements | 3/31/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Sustainable Value Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Fund’s investment objective is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y commenced operations on May 10, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020

30 Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22

through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22 31

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At March 31, 2022, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry broker valuation model) representing 0.07% of net assets. The value of these fair valued securities was $1,578.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

32 Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$ —
Total	$ —

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22 33

The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 15,021
Capital loss carryforward	(22,043)
Net unrealized depreciation	(65,526)
Total	$(72,548)

The differences between book-basis and tax-basis net unrealized depreciation are attributable to the tax deferral of losses on wash sales.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $683 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2022.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond

34 Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22

markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non- U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22 35

escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund generally excludes corporate issuers that are significantly involved in certain business activities (ESG criteria). Excluding specific issuers limits the universe of investments available to the Fund, which may mean forgoing some investment opportunities available to funds without similar ESG criteria.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in a major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans

36 Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22

and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion and 0.60% of the Fund’s average daily net assets over $1 billion. For the six months ended March 31, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% (annualized) of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.75% and 0.70% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through February 1, 2023. There can be no assurance that the Adviser will extend the expense

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22 37

limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended March 31, 2022 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $120 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended March 31, 2022, the Fund paid $3,966 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees.

4. Transfer Agent

For the period from October 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended March 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$102
Class C	1
Class Y	117
Total	$220

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the

38 Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22

Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares . Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $110 in distribution fees payable to the Distributor at March 31, 2022. Included in “Due from affiliates” reflected on the Statement of Assets and Liabilities is $511 in distribution fees receivable from the Distributor at March 31, 2022.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended March 31, 2022, CDSCs in the amount of $0 were paid to the Distributor.

6. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

Pioneer Global Sustainable Value Fund | Semiannual Report | 3/31/22 39

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes	Lisa M. Jones, President and Chief Executive Officer Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 32974-00-0522

Pioneer Intrinsic Value Fund

Semiannual Report | March 31, 2022

A: PISVX	C: PVCCX	Y: PISYX

visit us: www.amundi.com/us

Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment, as volatility has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22

At the outset of the pandemic, we temporarily closed our offices and instituted a work-from-home policy, but have since re-opened our US locations. However, we have been maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

May 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22 3

Portfolio Management Discussion | 3/31/22

In the following discussion, portfolio managers Sammi Truong and Timothy Stanish discuss the market environment and the performance of Pioneer Intrinsic Value Fund during the six-month period ended on March 31, 2022. Ms. Truong, a vice president and portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Stanish, a vice president, EVA (economic value added) analyst, and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform in the six-month reporting period ended on March 31, 2022?
A	Pioneer Intrinsic Value Fund’s Class A shares returned 9.25% at net asset value during the six-month period ended March 31, 2022, while the Fund’s benchmark, the Russell 1000 Value Index, returned 6.98%. During the same six-month period, the average return of the 1,234 mutual funds in Morningstar’s Large Value Funds category was 8.14%.
Q	How would you describe the investment backdrop during the six-month period ended March 31, 2022?
A	Despite a number of potentially challenging headlines, the Fund’s benchmark, the Russell 1000 Value Index (the Russell Index), delivered a positive return during the six-month period. When the reporting period began, equities were still in the midst of a protracted rally stemming from the combination of robust economic growth and rising corporate earnings. After performing well through mid-November 2021, the market experienced a brief stretch of weakness following the emergence of the Omicron variant of COVID-19 and the US Federal Reserve’s (Fed’s) announcement that it was set to adopt tighter monetary policies, including ending its pandemic-era quantitative easing program by early 2022, and increasing the target range of the federal funds rate, which had hovered near zero since the outset of the pandemic in early 2020. Stocks quickly recovered from that initial spate of bad news and climbed higher through the end of the 2021 calendar year, in a “Santa Claus rally.”

The investment environment grew more challenging in the first quarter of 2022, as investors struggled to assess the potential economic effects of Russia’s invasion of Ukraine. The markets also had to contend with a persistent rise in inflation and the Fed’s shift to a more hawkish tone on monetary policy than it had initially signaled during late 2021. In

4 Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22

addition to raising the federal funds rate target range by a quarter point on March 17, the Fed signaled the potential for more rate increases before year-end.

While those factors weighed on the performance of riskier assets in general during the first calendar quarter of 2022, the value segment within US equities held up reasonably well. The prospect of rising interest rates prompted investors to rotate out of faster-growing companies considered to be part of the value segment. Energy stocks, in particular, performed well. The Russell Index, while returning -0.74% in first quarter of 2022, still finished well ahead of the -5.13% first-quarter return for the broader market, as gauged by the Russell 1000 Index. For the full six-month period, the Fund’s benchmark posted a solid return of nearly 7.00%, while the value segment handily outperformed growth stocks over the full period as well.

Q	What were the principal factors that affected the Fund’s benchmark-relative performance during the six-month period ended March 31, 2022?
A	The Fund’s positioning enabled it to capitalize on the investment environment during the past six months. Our bottom-up, value-driven investment process seeks to identify the most compelling values anywhere in the market. In 2021, we found many of those opportunities in the energy sector. The portfolio’s resulting overweight to the sector made a large, positive contribution to the Fund’s benchmark-relative results over the period, given that energy stocks outperformed the broader market. Energy stocks rallied on the strength of rising commodity prices, accelerating inflation, and geopolitical turmoil.

The energy sector was home to some key individual contributors to the Fund’s positive benchmark-relative returns during the six-month period, including positions in shares of ExxonMobil and Royal Dutch Shell. Our research showed that those firms had been exhibiting discipline by limiting capital expenditures, reducing costs, and focusing on shareholder returns. As a result, shares of both companies were able to participate in the sector’s impressive rally over the period.

Another key positive contributor to the Fund’s relative performance for the period was a position in AbbVie. We believed the stock was an outlier in terms of its attractive valuation, even within the context of an industry – pharmaceuticals – with, in our view, more than its share of potentially undervalued companies. We believed investors had overly discounted AbbVie’s loss of exclusivity on a key drug, and our analysis

Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22 5

indicated that the company could be able to fill the gap with its pipeline of new products. The market began to recognize those factors during the period, and the share price climbed on the strength of AbbVie’s reporting better-than-expected earnings. In addition, the Fund’s allocations to mining companies (particularly copper miners) and fertilizer producers aided relative performance during the period, as stocks in those market segments moved higher due to rising demand and constricted supplies, which also contributed to improved earnings reports for some of the companies held in the portfolio. We have continued to see long-term drivers of demand in those respective markets, and have maintained the Fund’s exposures.

On the negative side, the Fund lost some relative performance versus the Russell Index through security selection in industrials. A key detractor in that area was a position in aircraft leasing company AerCap, which struggled due its exposure to Russia. We continue to hold the position in the portfolio, based on our view that the Russian exposure is a short-term issue that has obscured the company’s strong balance sheet, strong order backlog, and attractive valuation. Shares of Stanley Black & Decker also weighed on the Fund’s relative results in the industrials sector, amid the larger performance downturn of companies with potential vulnerability to weakness in the housing sector.

Finally, a position in General Motors was another detractor of note. The shares declined over the period on concerns about the possibility of a new round of disruptions in the global supply chain, but we believe the company could be poised to demonstrate improving growth should those issues dissipate.

Q	Did the Fund have any exposure to derivative securities during the six-month period ended March 31, 2022?
A	No. The Fund had no derivatives exposure during the reporting period.
Q	How would you characterize your outlook and the Fund’s overall positioning as of March 31, 2022?
A	During the six-month period, we actively rotated the portfolio’s holdings in an effort to capture values as they emerged. The financials sector represented the Fund’s largest overweight relative to the Russell Index coming into the period, but we reduced the exposure via sales of a couple

6 Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22

of positions as the period progressed. The Fund still had an above-benchmark weighting in financials at the end of the period, but to a lesser extent than six months earlier. The portfolio’s financials holdings have focused primarily on banks. A number of stocks in that area have come under pressure in recent months, due to concerns related to the Fed’s tighter monetary policy and a flattening of the yield curve. As a result, many bank stocks have fallen to attractive valuations, in our view.

We have also maintained overweights to energy and materials. Although both sectors have rallied considerably in recent months, we see continued upside for the portfolio’s holdings in those areas, due to an imbalance of supply and demand for commodities. Information technology also remains an area of interest to us, but we have been avoiding investments in the sector’s “high flyers.” Instead, we believe we have identified the most compelling values in older, perhaps more “boring” tech stocks of companies with strong balance sheets. On the other hand, we have been finding fewer value opportunities in the consumer staples, industrials, and real estate sectors.

As for our outlook, the investment environment remained highly uncertain at the close of the period, as questions about the conflict in Ukraine, Fed policy, and the direction of both economic growth and inflation weighed on market sentiment. For our part, we typically do not focus on day-to-day headlines. Instead, we seek to identify individual companies whose share prices may have moved downward due to investors’ reactions to short-term developments, and fallen to what we see as attractive valuations. We believe that approach to investing –using market volatility to seek out advantageous situations – may help us create the foundation for longer-term Fund performance.

Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22 7

Please refer to the Schedule of Investments on pages 16–19 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolios invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund may invest in IPOs (initial public offerings), which involve additional risks.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22

Portfolio Summary | 3/31/22

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Exxon Mobil Corp.	4.66%
2.	Anthem, Inc.	4.39
3.	Wells Fargo & Co.	4.11
4.	Bank of America Corp.	4.02
5.	Pfizer, Inc.	4.00
6.	Shell Plc (A.D.R.)	3.72
7.	Cisco Systems, Inc.	2.98
8.	Chubb, Ltd.	2.89
9.	FedEx Corp.	2.82
10.	Pioneer Natural Resources Co.	2.76

*	Excludes short term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22 9

Prices and Distributions | 3/31/22

Net Asset Value per Share

Class	3/31/22	9/30/21
A	$10.44	$9.68
C	$10.49	$9.65
Y	$10.44	$9.69

Distributions per Share: 10/1/21 - 3/31/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1353	$ —	$ —
C	$ —	$ —	$ —
Y	$0.1557	$ —	$ —

Index Definitions

The Russell 1000 Value Index is an unmanaged measure of the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11–13.

10 Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22

Performance Update | 3/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Intrinsic Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.*

Average Annual Total Returns
(As of March 31, 2022)

	Net	Public	Russell
	Asset	Offering	1000
	Value	Price	Value
Period	(NAV)	(POP)	Index
Life of Fund
(5/10/21)	6.42%	-0.36%	4.46%

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
23.11%	0.85%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

* Performance of Class A shares shown in the graph above is from the inception of Class A shares on 5/10/21 through 3/31/22. Index information shown in the graph above is from 5/31/21 through 3/31/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22 11

Performance Update | 3/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Intrinsic Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.*

Average Annual Total Returns
(As of March 31, 2022)
			Russell
			1000
	If	If	Value
Period	Held	Redeemed	Index
Life of Fund
(5/10/21) 5.47%		4.35%	4.46%

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
23.98%	1.60%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect the deduction of the 1% CDSC that would apply for a complete redemption on the last price calculated on the last business day of the period. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.

* Performance of Class C shares shown in the graph above is from the inception of Class C shares on 5/10/21 through 3/31/22. Index information shown in the graph above is from 5/31/21 through 3/31/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22

Performance Update | 3/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Intrinsic Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.*

Average Annual Total Returns
(As of March 31, 2022)
	Net	Russell
	Asset	1000
	Value	Value
Period	(NAV)	Index
Life of Fund
(5/10/21)	6.65%	4.46%

Expense Ratio
(Per prospectus dated February 1, 2022)
Gross	Net
22.87%	0.55%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results shown reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

* Performance of Class Y shares shown in the graph above is from the inception of Class Y shares on 5/10/21 through 3/31/22. Index information shown in the graph above is from 5/31/21 through 3/31/22.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Intrinsic Value Fund

Based on actual returns from October 1, 2021 through March 31, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/21
Ending Account Value	$1,092.50	$1,087.10	$1,093.50
(after expenses)
on 3/31/22
Expenses Paid	$4.33	$8.27	$2.87
During Period*

* Expenses are equal to the Fund’s annualized expense ratio of 0.83%, 1.59%, and 0.55% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

14 Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Intrinsic Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2021 through March 31, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/21
Ending Account Value	$1,020.79	$1,017.00	$1,022.19
(after expenses)
on 3/31/22
Expenses Paid	$4.18	$8.00	$2.77
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83%, 1.59%, and 0.55% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22 15

Schedule of Investments | 3/31/22

(unaudited)

Shares			Value
UNAFFILIATED ISSUERS — 98.8%
COMMON STOCKS — 94.2% of Net Assets
Air Freight & Logistics — 2.7%
	158	FedEx Corp.	$ 36,560
		Total Air Freight & Logistics	$ 36,560
Automobiles — 2.0%
	621(a)	General Motors Co.	$ 27,163
		Total Automobiles	$ 27,163
Banks — 14.5%
	1,265	Bank of America Corp.	$ 52,144
	341	Citigroup, Inc.	18,209
	369	Citizens Financial Group, Inc.	16,727
	285	East West Bancorp, Inc.	22,521
	98	JPMorgan Chase & Co.	13,359
	140	M&T Bank Corp.	23,730
	1,099	Wells Fargo & Co.	53,258
		Total Banks	$ 199,948
Biotechnology — 4.8%
	219	AbbVie, Inc.	$ 35,502
	523	Gilead Sciences, Inc.	31,092
		Total Biotechnology	$ 66,594
Chemicals — 1.7%
	359	Mosaic Co.	$ 23,873
		Total Chemicals	$ 23,873
Communications Equipment — 2.8%
	692	Cisco Systems, Inc.	$ 38,586
		Total Communications Equipment	$ 38,586
Consumer Finance — 2.0%
	243	Discover Financial Services	$ 26,776
		Total Consumer Finance	$ 26,776
Containers & Packaging — 4.0%
	234	Crown Holdings, Inc.	$ 29,271
	392	Sealed Air Corp.	26,248
		Total Containers & Packaging	$ 55,519
Diversified Telecommunication Services — 0.8%
	222	Verizon Communications, Inc.	$ 11,309
		Total Diversified Telecommunication Services	$ 11,309
Electric Utilities — 2.5%
	339	American Electric Power Co., Inc.	$ 33,822
		Total Electric Utilities	$ 33,822

The accompanying notes are an integral part of these financial statements.

16 Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22

Shares			Value
Electronic Equipment, Instruments &
Components — 1.4%
	180	TD SYNNEX Corp.	$ 18,578
Total Electronic Equipment, Instruments &
		Components	$ 18,578
Health Care Providers & Services — 9.4%
	116	Anthem, Inc.	$ 56,981
	301	Cardinal Health, Inc.	17,067
	277	CVS Health Corp.	28,035
	111	HCA Healthcare, Inc.	27,819
		Total Health Care Providers & Services	$ 129,902
Household Durables — 1.2%
	209	Lennar Corp., Class A	$ 16,964
		Total Household Durables	$ 16,964
Insurance — 7.3%
	472	Aflac, Inc.	$ 30,392
	175	Chubb, Ltd.	37,433
	284	Progressive Corp.	32,373
		Total Insurance	$ 100,198
Internet & Direct Marketing Retail — 1.5%
	370	eBay, Inc.	$ 21,186
		Total Internet & Direct Marketing Retail	$ 21,186
IT Services — 2.2%
	231	International Business Machines Corp.	$ 30,034
	22(a)	Kyndryl Holdings, Inc.	289
		Total IT Services	$ 30,323
Machinery — 1.1%
	107	Stanley Black & Decker, Inc.	$ 14,958
		Total Machinery	$ 14,958
Metals & Mining — 2.9%
	416	Freeport-McMoRan, Inc.	$ 20,692
	108	Reliance Steel & Aluminum Co.	19,802
		Total Metals & Mining	$ 40,494
Multi-Utilities — 2.3%
	1,033	CenterPoint Energy, Inc.	$ 31,651
		Total Multi-Utilities	$ 31,651
Oil, Gas & Consumable Fuels — 10.5%
	731	Exxon Mobil Corp.	$ 60,373
	143	Pioneer Natural Resources Co.	35,754
	877	Shell Plc (A.D.R.)	48,174
		Total Oil, Gas & Consumable Fuels	$ 144,301

The accompanying notes are an integral part of these financial statements.

Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22 17

Schedule of Investments | 3/31/22

(unaudited) (continued)

Shares			Value
Pharmaceuticals — 4.7%
	353	Organon & Co.	$ 12,330
	1,002	Pfizer, Inc.	51,874
		Total Pharmaceuticals	$ 64,204
Semiconductors & Semiconductor Equipment — 3.9%
	632	Intel Corp.	$ 31,322
	280	Micron Technology, Inc.	21,809
		Total Semiconductors & Semiconductor Equipment	$ 53,131
Software — 2.1%
	352	Oracle Corp.	$ 29,121
		Total Software	$ 29,121
Specialty Retail — 1.8%
	12(a)	AutoZone, Inc.	$ 24,535
		Total Specialty Retail	$ 24,535
Technology Hardware, Storage & Peripherals — 2.0%
	1,632	Hewlett Packard Enterprise Co.	$ 27,271
		Total Technology Hardware, Storage & Peripherals	$ 27,271
Trading Companies & Distributors — 2.1%
	586(a)	AerCap Holdings NV	$ 29,464
		Total Trading Companies & Distributors	$ 29,464
TOTAL COMMON STOCKS
		(Cost $1,237,471)	$1,296,431
SHORT TERM INVESTMENTS — 4.6% of Net Assets
Open-End Fund — 4.6%
	63,637(b)	Dreyfus Government Cash Management, Institutional
		Shares, 0.19%	$ 63,637
$ 63,637
TOTAL SHORT TERM INVESTMENTS
		(Cost $63,637)	$ 63,637
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.8%
		(Cost $1,301,108)	$1,360,068
		OTHER ASSETS AND LIABILITIES — 1.2%	$ 16,264
		NET ASSETS — 100.0%	$1,376,332

(A.D.R.)	American Depositary Receipts.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at March 31, 2022.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

Purchases and sales of securities (excluding short term investments) for the six months ended March 31, 2022, aggregated $301,878 and $141,060, respectively.

The accompanying notes are an integral part of these financial statements.

18 Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended March 31, 2022, the Fund did not engage in any cross trade activity.

At March 31, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,301,108 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$126,643
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(67,683)
Net unrealized appreciation	$ 58,960

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of March 31, 2022, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,296,431	$ —	$ —	$1,296,431
Open-End Fund	63,637	—	—	63,637
Total Investments in Securities	$1,360,068	$ —	$ —	$1,360,068

During the six months ended March 31, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22 19

Statement of Assets and Liabilities | 3/31/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,301,108)	$1,360,068
Receivables —
Dividends	597
Due from the Adviser	768
Due from affiliates	449
Other assets	40,050
Total assets	$1,401,932
LIABILITIES:
Payables —
Trustees’ fees	$ 21
Professional fees	20,195
Printing expense	4,474
Due to affiliates	128
Accrued expenses	782
Total liabilities	$ 25,600
NET ASSETS:
Paid-in capital	$1,320,844
Distributable earnings	55,488
Net assets	$1,376,332
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $433,614/41,534 shares)	$ 10.44
Class C (based on $459,410/43,782 shares)	$ 10.49
Class Y (based on $483,308/46,298 shares)	$ 10.44
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.44 net asset value per share/100%-5.75%
maximum sales charge)	$ 11.08

The accompanying notes are an integral part of these financial statements.

20 Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 3/31/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$14,376
Total Investment Income		$ 14,376
EXPENSES:
Management fees	$ 2,726
Administrative expenses	10,395
Transfer agent fees
Class A	16
Class C	29
Class Y	19
Distribution fees
Class A	426
Class C	2,132
Shareowner communications expense	142
Custodian fees	620
Registration fees	35,650
Professional fees	20,937
Printing expense	5,011
Trustees’ fees	4,046
Miscellaneous	2,343
Total expenses		$ 84,492
Less fees waived and expenses reimbursed
by the Adviser		(78,450)
Net expenses		$ 6,042
Net investment income		$ 8,334
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ (7,106)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ 98,622
Net realized and unrealized gain (loss) on investments		$ 91,516
Net increase in net assets resulting from operations		$ 99,850

The accompanying notes are an integral part of these financial statements.

Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22 21

Statement of Changes in Net Assets

	Six Months
	Ended
	3/31/22	5/10/21* to
	(unaudited)	9/30/21
FROM OPERATIONS:
Net investment income (loss)	$ 8,334	$ 5,255
Net realized gain (loss) on investments	(7,106)	253
Change in net unrealized appreciation (depreciation)
on investments	98,622	(39,662)
Net increase (decrease) in net assets resulting
from operations	$ 99,850	$ (34,154)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.14 and $— per share, respectively)	$ (4,083)	$ —
Class Y ($0.16 and $— per share, respectively)	(6,486)	—
Total distributions to shareowners	$ (10,569)	$ —
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 220,445	$ 1,097,624
Reinvestment of distributions	10,569	—
Cost of shares repurchased	(7,433)	—
Net increase in net assets resulting from Fund
share transactions	$ 223,581	$ 1,097,624
Net increase in net assets	$ 312,862	$ 1,063,470
NET ASSETS:
Beginning of period	$1,063,470	$ —
End of period	$1,376,332	$ 1,063,470
* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22

	Six Months	Six Months
	Ended	Ended
	3/31/22	3/31/22	5/10/21* to	5/10/21* to
	Shares	Amount	9/30/21	9/30/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	11,747	$121,811	30,107	$301,050
Reinvestment of
distributions	391	4,083	—	—
Less shares repurchased	(711)	(4,362)	—	—
Net increase	11,427	$121,532	30,107	$301,050
Class C
Shares sold	5,619	$ 57,027	38,163	$380,000
Reinvestment of
distributions	—	—	—	—
Less shares repurchased	—	(3,071)	—	—
Net increase	5,619	$ 53,956	38,163	$380,000
Class Y
Shares sold	4,019	$ 41,607	41,657	$416,574
Reinvestment of
distributions	622	6,486	—	—
Less shares repurchased	—	—	—	—
Net increase	4,641	$ 48,093	41,657	$416,574
* The Fund commenced operations on May 10, 2021.

The accompanying notes are an integral part of these financial statements.

Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22 23

Financial Highlights

Six Months
Ended
	3/31/22	5/10/21* to
	(unaudited)	9/30/21
Class A
Net asset value, beginning of period	$ 9.68	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.08	$ 0.06
Net realized and unrealized gain (loss) on investments	0.82	(0.38)
Net increase (decrease) from investment operations	$ 0.90	$ (0.32)
Distributions to shareowners:
Net investment income	$ (0.14)	$ —
Total distributions	$ (0.14)	$ —
Net increase (decrease) in net asset value	$ 0.76	$ (0.32)
Net asset value, end of period	$ 10.44	$ 9.68
Total return (b)	9.25%(c)	(3.20)%(c)
Ratio of net expenses to average net assets	0.83%(d)	0.80%(d)
Ratio of net investment income (loss) to average net assets	1.56%(d)	1.45%(d)
Portfolio turnover rate	12%(c)	1%(c)
Net assets, end of period (in thousands)	$ 434	$ 291
Ratios with no waiver of fees and assumption of
expenses by the Adviser and no reduction for
fees paid indirectly:
Total expenses to average net assets	13.77%(d)	23.11%(d)
Net investment income (loss) to average net assets	(11.38)%(d)	(20.86)%(d)

*	Class A commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22

Six Months
Ended
	3/31/22	5/10/21* to
	(unaudited)	9/30/21
Class C
Net asset value, beginning of period	$ 9.65	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.04	$ 0.03
Net realized and unrealized gain (loss) on investments	0.80	(0.38)
Net increase (decrease) from investment operations	$ 0.84	$ (0.35)
Net increase (decrease) in net asset value	$ 0.84	$ (0.35)
Net asset value, end of period	$ 10.49	$ 9.65
Total return (b)	8.71%(c)	(3.50)%(c)
Ratio of net expenses to average net assets	1.59%(d)	1.60%(d)
Ratio of net investment income (loss) to average net assets	0.75%(d)	0.65%(d)
Portfolio turnover rate	12%(c)	1%(c)
Net assets, end of period (in thousands)	$ 459	$ 368
Ratios with no waiver of fees and assumption of
expenses by the Adviser and no reduction for
fees paid indirectly:
Total expenses to average net assets	14.53%(d)	23.98%(d)
Net investment income (loss) to average net assets	(12.19)%(d)	(21.73)%(d)

*	Class C commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22 25

Financial Highlights (continued)

Six Months
Ended
	3/31/22	5/10/21* to
	(unaudited)	9/30/21
Class Y
Net asset value, beginning of period	$ 9.69	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.09	$ 0.07
Net realized and unrealized gain (loss) on investments	0.82	(0.38)
Net increase (decrease) from investment operations	$ 0.91	$ (0.31)
Distributions to shareowners:
Net investment income	$ (0.16)	$ —
Total distributions	$ (0.16)	$ —
Net increase (decrease) in net asset value	$ 0.75	$ (0.31)
Net asset value, end of period	$ 10.44	$ 9.69
Total return (b)	9.35%(c)	(3.10)%(c)
Ratio of net expenses to average net asset	0.55%(d)	0.55%(d)
Ratio of net investment income (loss) to average net assets	1.83%(d)	1.70%(d)
Portfolio turnover rate	12%(c)	1%(c)
Net assets, end of period (in thousands)	$ 483	$ 404
Ratios with no waiver of fees and assumption of
expenses by the Adviser and no reduction for
fees paid indirectly:
Total expenses to average net assets	13.52%(d)	22.87%(d)
Net investment income (loss) to average net assets	(11.14)%(d)	(20.62)%(d)

*	Class Y commenced operations on May 10, 2021.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22

Notes to Financial Statements | 3/31/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Intrinsic Value Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y commenced operations on May 10, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related

Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22 27

contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

28 Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

At March 31, 2022, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22 29

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

At September 30, 2021, the Fund reclassified $361 to increase distributable earnings and $361 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

30 Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$—
Total	$—

The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2021:

2021
Distributable earnings/(losses):
Undistributed ordinary income	$ 5,869
Net unrealized depreciation	(39,662)
Total	$(33,793)

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $9 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2022.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22 31

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

32 Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity

Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22 33

plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.45% of the Fund’s average daily net assets up to $1 billion and 0.40% of the Fund’s average daily net assets over $1 billion. For the six months ended March 31, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.45% (annualized) of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive and/or reimburse ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation), to the extent required to reduce fund expenses to 0.85%, 1.60% and 0.55% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively.

34 Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22

These expense limitations are in effect through February 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended March 31, 2022 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $54 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended March 31, 2022, the Fund paid $4,046 in Trustees' compensation, which is reflected on Statement of Operations as Trustees' fees. At March 31, 2022, the Fund had a payable for Trustees' fees on its Statement of Assets and Liabilities of $21.

4. Transfer Agent

For the period from October 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended March 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$ 40
Class C	63
Class Y	39
Total	$142

Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22 35

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays for the distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $74 in distribution fees payable to the Distributor at March 31, 2022. Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $449 in distribution fees receivable from the Distributor at March 31, 2022.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended March 31, 2022, CDSCs in the amount of $0 were paid to the Distributor.

6. Changes in Custodian and Sub-Administrator, and Trans-fer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation ("BNY Mellon") serves as the Fund's Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund's shareholder servicing and transfer agent.

36 Pioneer Intrinsic Value Fund | Semiannual Report | 3/31/22

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes	Lisa M. Jones, President and Chief Executive Officer Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

© 2022 Amundi Asset Management US, Inc. 32975-00-0522

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust XIV

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date June 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date June 6, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date June 6, 2022

* Print the name and title of each signing officer under his or her signature.